      As filed with the U.S. Securities and Exchange Commission on April 9, 2014


                                                  Registration Nos. 333-147509
                                                                      811-21851

--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


  Registration Statement Under the Securities Act of 1933               [ ]
           Pre-Effective Amendment No.                                  [ ]
           Post-Effective Amendment No. 6                               [X]
  Registration Statement Under the Investment Company Act of 1940       [ ]
           Amendment No. 11                                             [X]



                  MetLife Investors USA Variable Life Account A
                           (Exact Name of Registrant)
                     MetLife Investors USA Insurance Company
                               (Name of Depositor)
                        11225 North Community House Road
                               Charlotte NC 28277
              (Address of depositor's principal executive offices)
                              ---------------------
                               Eric T. Steigerwalt
                                   President
                     MetLife Investors USA Insurance Company
                        11225 North Community House Road
                               Charlotte NC 28277
                     (Name and address of agent for service)


                                    Copy to:

                            W. Thomas Conner, Esquire
                                 Reed Smith LLP
                          1301 K Street, NW Suite 1100
                             Washington, D.C. 20005


It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)



[X]  on April 28, 2014 pursuant to paragraph (b)



[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policies.

                             EQUITY ADVANTAGE VUL

                               Flexible Premium
                       Variable Life Insurance Policies
                                   Issued by
               MetLife Investors USA Variable Life Account A of
                    MetLife Investors USA Insurance Company

                       11225 North Community House Road
                              Charlotte, NC 28277


   This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA").

   You allocate net premiums among the Investment Divisions of MetLife Investors USA Variable Life Account A (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

METROPOLITAN SERIES FUND--CLASS A
Baillie Gifford International Stock Portfolio
Barclays Aggregate Bond Index Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio


BlackRock Large Cap Value Portfolio


Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio

MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Mid Cap Stock Index Portfolio

MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Van Eck Global Natural Resources Portfolio
Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

WMC Balanced Portfolio
WMC Core Equity Opportunities Portfolio

MET INVESTORS SERIES TRUST--CLASS A (EXCEPT AS NOTED)
AllianceBernstein Global Dynamic Allocation Portfolio--Class B

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio--Class B

American Funds(R) Balanced Allocation Portfolio--Class B
American Funds(R) Growth Allocation Portfolio--Class B
American Funds(R) Moderate Allocation Portfolio-- Class B
AQR Global Risk Balanced Portfolio--Class B
BlackRock Global Tactical Strategies Portfolio--
  Class B


Clarion Global Real Estate Portfolio
ClearBridge Aggressive Growth Portfolio
Harris Oakmark International Portfolio
Invesco Balanced-Risk Allocation Portfolio--Class B

Invesco Mid Cap Value Portfolio

Invesco Small Cap Growth Portfolio


JPMorgan Global Active Allocation Portfolio--Class B
JPMorgan Small Cap Value Portfolio
Loomis Sayles Global Markets Portfolio

Lord Abbett Bond Debenture Portfolio

Met/Templeton International Bond Portfolio

MetLife Asset Allocation 100 Portfolio

MetLife Balanced Plus Portfolio--Class B


MetLife Multi-Index Targeted Risk Portfolio--Class B
MFS(R) Emerging Markets Equity Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Global Equity Portfolio

PanAgora Global Diversified Risk Portfolio--Class B

PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
Pyramis Managed Risk Portfolio--Class B
Schroders Global Multi-Asset Portfolio--Class B
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
T. Rowe Price Mid Cap Growth Portfolio

WMC Large Cap Research Portfolio

AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST--CLASS 2

Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund


   You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

   When we apply your initial premium to the Policy, depending on state law, you will either receive Separate Account performance immediately, or Fixed Account interest for 20 days before we then allocate your cash value to the Separate Account.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                APRIL 28, 2014

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
SUMMARY OF BENEFITS AND RISKS................................................  A-4
   Benefits of the Policy....................................................  A-4
   Risks of the Policy.......................................................  A-5
   Risks of the Portfolios...................................................  A-7
FEE TABLES...................................................................  A-7
   Transaction Fees..........................................................  A-7
   Periodic Charges Other Than Portfolio Operating Expenses..................  A-9
   Annual Portfolio Operating Expenses....................................... A-11
HOW THE POLICY WORKS......................................................... A-15
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS......................... A-16
   The Company............................................................... A-16
   The Separate Account...................................................... A-16
   The Portfolios............................................................ A-16
   Share Classes of the Portfolios........................................... A-20
   Certain Payments We Receive with Regard to the Portfolios................. A-20
   Selection of the Portfolios............................................... A-20
   Voting Rights............................................................. A-21
   Rights Reserved by MetLife Investors USA.................................. A-21
THE POLICIES................................................................. A-22
   Purchasing a Policy....................................................... A-22
   Replacing Existing Insurance.............................................. A-22
   Policy Owner and Beneficiary.............................................. A-22
   24 Month Conversion Right................................................. A-23
PREMIUMS..................................................................... A-23
   Flexible Premiums......................................................... A-23
   Amount Provided for Investment under the Policy........................... A-23
   Right to Examine Policy................................................... A-24
   Allocation of Net Premiums................................................ A-24
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S DESIGNATED
  OFFICE..................................................................... A-25
   Payment of Proceeds....................................................... A-26
CASH VALUE................................................................... A-27
DEATH BENEFITS............................................................... A-27
   Death Proceeds Payable.................................................... A-28
   Change in Death Benefit Option............................................ A-29
   Increase in Face Amount................................................... A-29
   Reduction in Face Amount.................................................. A-29
SURRENDERS AND PARTIAL WITHDRAWALS........................................... A-30
   Surrender................................................................. A-30
   Partial Withdrawal........................................................ A-30
TRANSFERS.................................................................... A-32
   Transfer Option........................................................... A-32
AUTOMATED INVESTMENT STRATEGIES.............................................. A-34

                                                                                        PAGE
                                                                                        ----
LOANS.................................................................................. A-35
LAPSE AND REINSTATEMENT................................................................ A-36
   Lapse............................................................................... A-36
   Reinstatement....................................................................... A-37
ADDITIONAL BENEFITS BY RIDER........................................................... A-37
THE FIXED ACCOUNT...................................................................... A-38
   General Description................................................................. A-38
   Values and Benefits................................................................. A-38
   Policy Transactions................................................................. A-39
CHARGES................................................................................ A-39
   Deductions from Premiums............................................................ A-40
   Surrender Charge.................................................................... A-40
   Partial Withdrawal Charge........................................................... A-42
   Transfer Charge..................................................................... A-42
   Illustration of Benefits Charge..................................................... A-42
   Monthly Deduction from Cash Value................................................... A-42
   Loan Interest Spread................................................................ A-44
   Charges Against the Portfolios and the Investment Divisions of the Separate Account. A-44
TAX CONSIDERATIONS..................................................................... A-45
   Introduction........................................................................ A-45
   Tax Status of the Policy............................................................ A-45
   Tax Treatment of Policy Benefits.................................................... A-45
   MetLife Investors USA's Income Taxes................................................ A-49
DISTRIBUTION OF THE POLICIES........................................................... A-49
LEGAL PROCEEDINGS...................................................................... A-52
RESTRICTIONS ON FINANCIAL TRANSACTIONS................................................. A-52
FINANCIAL STATEMENTS................................................................... A-52
GLOSSARY............................................................................... A-53
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST.................... A-54
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH SURRENDER VALUES..... A-55

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

    --a level death benefit that equals the Policy's face amount,

    --a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

    --a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, or the Policy's cash value plus any charges that were deducted from the premiums you paid.

INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty-eight Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500 (less in some states). We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on frequent transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Always confirm in advance the tax consequences of a particular withdrawal with a qualified tax adviser. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (11 in Florida) (or within the first ten Policy years (11 in Florida) following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (11 in Florida) (or the first ten Policy years (11 in Florida) following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.


TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.


Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Additionally, the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so. It is important to note that if we impose the maximum limit on transfers and withdrawals from the Fixed Account, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS

A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

   The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

   If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate the maximum charges applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

CHARGE                   WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
-------------------------------------------------------------------------------------------------------
Sales Charge Imposed on  On payment of premium    2.25% of premiums paid     2.25% of each premium
Premiums                                          up to the Target Premium   paid
                                                  per Policy year/1/
-------------------------------------------------------------------------------------------------------
Premium Tax Imposed on   On payment of premium    2.0% in all Policy years   2.0% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------
Federal Tax Imposed on   On payment of premium    1.25% in all Policy years  1.25% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------

/1/The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

CHARGE                         WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Surrender Charge/1/           On surrender, lapse, or
                              face amount reduction in
                              the first ten Policy years
                              (11 in FL) (and, with
                              respect to a face amount
                              increase, in the first ten
                              Policy years (11 in FL)
                              after the increase)

 MINIMUM AND                                              In Policy year 1, $3.75 to  In Policy year 1, $3.75 to
 MAXIMUM CHARGE                                           $38.25 per $1,000 of base   $38.25 per $1,000 of base
                                                          Policy face amount/2/       Policy face amount/2/

 CHARGE IN THE FIRST POLICY                               $14.00 per $1,000 of base   $14.00 per $1,000 of base
 YEAR FOR A MALE INSURED,                                 Policy face amount          Policy face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Transfer Charge/3/            On transfer of cash value   Not currently charged       $25 for each transfer
                              among the Investment
                              Divisions and to and from
                              the Fixed Account
-----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge     On partial withdrawal of    Not currently charged       $25 for each partial
                              cash value                                              withdrawal/4/
-----------------------------------------------------------------------------------------------------------------
Illustration of Benefits      On provision of each        Not currently charged       $25 per illustration
Charge                        illustration in excess of
                              one per year
-----------------------------------------------------------------------------------------------------------------

/1/The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

/2/No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year (11th in Florida). The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

/3/The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

/4/If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

   The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

CHARGE                        WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/

 MINIMUM AND                  Monthly                   $.01 to $83.33 per $1,000    $.02 to $83.33 per $1,000
 MAXIMUM CHARGE                                         of net amount at risk/2/     of net amount at risk/2/

 CHARGE IN THE FIRST POLICY   Monthly                   $.02 per $1,000 of net       $.09 per $1,000 of net
 YEAR FOR A MALE INSURED,                               amount at risk               amount at risk
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Policy Charge/3/

 POLICY FACE AMOUNT LESS      Monthly                   $12 in Policy year 1         $12 in Policy year 1
 THAN $50,000                                           $9 in Policy years 2+        $9 in Policy years 2+

 POLICY FACE AMOUNT           Monthly                   $15 in Policy year 1         $15 in Policy year 1
 BETWEEN $50,000 AND                                    $8 in Policy years 2+        $8 in Policy years 2+
 $249,999
-----------------------------------------------------------------------------------------------------------------
Mortality and Expense         Monthly                   .60% in Policy years 1-10    .80% in Policy years 1-10
Risk Charge (annual rate                                .35% in Policy years 11-19   .35% in Policy years 11-19
imposed on cash value in                                .20% in Policy years 20-29   .20% in Policy years 20-29
the Separate Account)/4/                                .05% in Policy years 30+     .05% in Policy years 30+
-----------------------------------------------------------------------------------------------------------------
Coverage Expense
Charge/5/

 MINIMUM AND                  Monthly                   $.04 to $2.30 per $1,000     $.04 to $2.30 per $1,000
 MAXIMUM CHARGE                                         of base Policy face          of base Policy face
                                                        amount in first eight        amount
                                                        Policy years/6/

 CHARGE FOR A MALE            Monthly                   $.16 per $1,000 of base      $.16 per $1,000 of base
 INSURED, AGE 35, IN THE                                Policy face amount in first  Policy face amount
 PREFERRED NONSMOKER                                    eight Policy years/6/
 RISK CLASS WITH A BASE
 POLICY FACE AMOUNT OF
 $350,000
-----------------------------------------------------------------------------------------------------------------
Loan Interest Spread/7/       Annually (or on loan      1.00% of loan collateral in  1.00% of loan collateral in
                              termination, if earlier)  Policy years 1-10            Policy years 1-10
-----------------------------------------------------------------------------------------------------------------

/1/The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class, and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

/2/The net amount at risk is the difference between the death benefit
   (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

/3/No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

/4/The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums, increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter. For cash value allocated to the Oppenheimer Global Equity Investment Division, we are waiving a portion of the Mortality and Expense Risk Charge equal to the amount by which the underlying Portfolio's expenses exceed 0.62%.

/5/If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

/6/The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.

/7/We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):

CHARGE                        WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
----------------------------------------------------------------------------------------------------------------
Guaranteed Survivor
Income Benefit Rider

 MINIMUM AND                         Monthly           $.01 to $1.08 per $1,000     $.01 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of Eligible Death Benefit    of Eligible Death Benefit

 CHARGE FOR A MALE                   Monthly           $.02 per $1,000 of Eligible  $.02 per $1,000 of Eligible
 INSURED, AGE 35, IN THE                               Death Benefit                Death Benefit
 PREFERRED NONSMOKER
 RISK CLASS WITH AN
 ELIGIBLE DEATH BENEFIT OF
 $350,000
----------------------------------------------------------------------------------------------------------------
Children's Term                      Monthly           $.40 per $1,000 of rider     $.40 per $1,000 of rider
Insurance Rider                                        face amount                  face amount
----------------------------------------------------------------------------------------------------------------
Waiver of Monthly
Deduction Rider

 MINIMUM AND                         Monthly           $.00 to $61.44 per $100      $.00 to $61.44 per $100
 MAXIMUM CHARGE                                        of Monthly Deduction         of Monthly Deduction

 CHARGE IN THE FIRST POLICY          Monthly           $6.30 per $100 of            $6.30 per $100 of
 YEAR FOR A MALE INSURED,                              Monthly Deduction            Monthly Deduction
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------
Waiver of Specified
Premium Rider

 MINIMUM AND                         Monthly           $.00 to $21.75 per $100      $.00 to $21.75 per $100
 MAXIMUM CHARGE                                        of Specified Premium         of Specified Premium

 CHARGE IN THE FIRST POLICY          Monthly           $3.00 per $100 of            $3.00 per $100 of
 YEAR FOR A MALE INSURED,                              Specified Premium            Specified Premium
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------

CHARGE                        WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------
Options to Purchase
Additional Insurance
Coverage Rider

 MINIMUM AND                   Monthly                 $.02 to $.25 per $1,000 of  $.02 to $.25 per $1,000 of
 MAXIMUM CHARGE                                        Option amount               Option amount

 CHARGE FOR A MALE             Monthly                 $.03 per $1,000 of Option   $.03 per $1,000 of Option
 INSURED, AGE 35, IN THE                               amount                      amount
 PREFERRED NONSMOKER
 RISK CLASS
--------------------------------------------------------------------------------------------------------------
Accidental Death Benefit
Rider

 MINIMUM AND                   Monthly                 $.00 to $.34 per $1,000     $.00 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of rider face amount        of rider face amount

 CHARGE IN THE FIRST POLICY    Monthly                 $.05 per $1,000 of rider    $.08 per $1,000 of rider
 YEAR FOR A MALE INSURED,                              face amount                 face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
--------------------------------------------------------------------------------------------------------------
Guaranteed Minimum
Death Benefit Rider

 MINIMUM AND                   Monthly                 $.03 to $.14 per $1,000     $.03 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of net amount at risk       of net amount at risk

 CHARGE FOR A MALE             Monthly                 $.03 per $1,000 of net      $.03 per $1,000 of net
 INSURED, AGE 35, IN THE                               amount at risk              amount at risk
 PREFERRED NONSMOKER
 RISK CLASS
--------------------------------------------------------------------------------------------------------------
Acceleration of Death          At time of benefit      Not currently charged       One-time fee of $150
Benefit Rider                  payment
--------------------------------------------------------------------------------------------------------------
Overloan Protection Rider      At time of exercise     One-time fee of 3.5% of     One-time fee of 3.5% of
                                                       Policy cash value           Policy cash value
--------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES


   The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2013. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.



                                                                  MINIMUM MAXIMUM
                                                                  ------- -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets, including
  management fees, distribution (12b-1) fees and other expenses).  0.27%   1.90%

   The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2013, before and after applicable fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                           DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                              AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                  FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                               ---------- --------------- -------- --------- --------- ------------- ---------

METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.   0.79%            --       0.08%        --     0.87%       0.12%       0.75%
Barclays Aggregate Bond Index Portfolio.......   0.25%            --       0.03%        --     0.28%       0.01%       0.27%
BlackRock Bond Income Portfolio...............   0.33%            --       0.02%        --     0.35%       0.00%       0.35%
BlackRock Capital Appreciation Portfolio......   0.69%            --       0.02%        --     0.71%       0.01%       0.70%
BlackRock Large Cap Value Portfolio...........   0.63%            --       0.02%        --     0.65%       0.06%       0.59%
Frontier Mid Cap Growth Portfolio.............   0.72%            --       0.03%        --     0.75%       0.01%       0.74%
Jennison Growth Portfolio.....................   0.60%            --       0.02%        --     0.62%       0.07%       0.55%
Loomis Sayles Small Cap Core Portfolio........   0.90%            --       0.05%     0.12%     1.07%       0.07%       1.00%
Loomis Sayles Small Cap Growth Portfolio......   0.90%            --       0.05%        --     0.95%       0.09%       0.86%
Met/Artisan Mid Cap Value Portfolio...........   0.81%            --       0.02%        --     0.83%          --       0.83%
MetLife Asset Allocation 20 Portfolio.........   0.09%            --       0.02%     0.52%     0.63%       0.01%       0.62%
MetLife Asset Allocation 40 Portfolio.........   0.07%            --       0.01%     0.57%     0.65%          --       0.65%
MetLife Asset Allocation 60 Portfolio.........   0.06%            --          --     0.62%     0.68%          --       0.68%
MetLife Asset Allocation 80 Portfolio.........   0.06%            --       0.01%     0.66%     0.73%          --       0.73%
MetLife Mid Cap Stock Index Portfolio.........   0.25%            --       0.05%     0.02%     0.32%       0.00%       0.32%
MetLife Stock Index Portfolio.................   0.25%            --       0.02%        --     0.27%       0.01%       0.26%
MFS(R) Total Return Portfolio.................   0.55%            --       0.04%        --     0.59%          --       0.59%
MFS(R) Value Portfolio........................   0.70%            --       0.02%        --     0.72%       0.14%       0.58%
MSCI EAFE(R) Index Portfolio..................   0.30%            --       0.10%     0.01%     0.41%       0.00%       0.41%
Neuberger Berman Genesis Portfolio............   0.80%            --       0.03%        --     0.83%       0.01%       0.82%
Russell 2000(R) Index Portfolio...............   0.25%            --       0.06%     0.11%     0.42%       0.00%       0.42%
T. Rowe Price Large Cap Growth Portfolio......   0.60%            --       0.03%        --     0.63%       0.01%       0.62%
T. Rowe Price Small Cap Growth Portfolio......   0.48%            --       0.04%        --     0.52%          --       0.52%
Van Eck Global Natural Resources
 Portfolio....................................   0.78%            --       0.03%     0.01%     0.82%       0.01%       0.81%
Western Asset Management Strategic Bond
 Opportunities Portfolio......................   0.60%            --       0.06%        --     0.66%       0.04%       0.62%
Western Asset Management U.S. Government
 Portfolio....................................   0.47%            --       0.02%        --     0.49%       0.01%       0.48%
WMC Balanced Portfolio........................   0.46%            --       0.05%        --     0.51%       0.00%       0.51%
WMC Core Equity Opportunities Portfolio.......   0.70%            --       0.02%        --     0.72%       0.11%       0.61%

MET INVESTORS SERIES TRUST
AllianceBernstein Global Dynamic Allocation
 Portfolio -- Class B.........................   0.61%         0.25%       0.03%     0.01%     0.90%       0.02%       0.88%
Allianz Global Investors Dynamic Multi-Asset
 Plus Portfolio -- Class B....................   0.68%         0.25%       0.93%        --     1.86%       0.66%       1.20%
American Funds(R) Balanced Allocation
 Portfolio -- Class B.........................   0.06%         0.25%          --     0.42%     0.73%          --       0.73%
American Funds(R) Growth Allocation
 Portfolio -- Class B.........................   0.06%         0.25%       0.01%     0.43%     0.75%          --       0.75%

                                                        DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                           AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                               FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                            ---------- --------------- -------- --------- --------- ------------- ---------
American Funds(R) Moderate Allocation
 Portfolio -- Class B......................   0.06%         0.25%       0.01%     0.40%     0.72%          --       0.72%
AQR Global Risk Balanced
 Portfolio -- Class B......................   0.61%         0.25%       0.04%     0.03%     0.93%       0.02%       0.91%
BlackRock Global Tactical Strategies
 Portfolio -- Class B......................   0.66%         0.25%       0.01%     0.14%     1.06%       0.03%       1.03%
Clarion Global Real Estate
 Portfolio -- Class A......................   0.60%            --       0.05%        --     0.65%          --       0.65%
ClearBridge Aggressive Growth
 Portfolio -- Class A......................   0.59%            --       0.02%        --     0.61%       0.00%       0.61%
Harris Oakmark International
 Portfolio -- Class A......................   0.77%            --       0.06%        --     0.83%       0.02%       0.81%
Invesco Balanced-Risk Allocation
 Portfolio -- Class B......................   0.64%         0.25%       0.04%     0.03%     0.96%       0.03%       0.93%
Invesco Mid Cap Value
 Portfolio -- Class A......................   0.65%            --       0.05%     0.08%     0.78%       0.02%       0.76%
Invesco Small Cap Growth
 Portfolio -- Class A......................   0.85%            --       0.02%        --     0.87%       0.02%       0.85%
JPMorgan Global Active Allocation
 Portfolio -- Class B......................   0.74%         0.25%       0.09%        --     1.08%       0.05%       1.03%
JPMorgan Small Cap Value
 Portfolio -- Class A......................   0.77%            --       0.06%     0.04%     0.87%       0.09%       0.78%
Loomis Sayles Global Markets
 Portfolio -- Class A......................   0.70%            --       0.08%        --     0.78%          --       0.78%
Lord Abbett Bond Debenture
 Portfolio -- Class A......................   0.51%            --       0.03%        --     0.54%          --       0.54%
Met/Templeton International Bond
 Portfolio -- Class A......................   0.60%            --       0.12%        --     0.72%          --       0.72%
MetLife Asset Allocation 100
 Portfolio -- Class A......................   0.07%            --       0.01%     0.70%     0.78%          --       0.78%
MetLife Balanced Plus Portfolio -- Class B.   0.24%         0.25%       0.01%     0.42%     0.92%       0.00%       0.92%
MetLife Multi-Index Targeted Risk
 Portfolio -- Class B......................   0.18%         0.25%       0.11%     0.22%     0.76%          --       0.76%
MFS(R) Emerging Markets Equity
 Portfolio -- Class A......................   0.87%            --       0.15%        --     1.02%       0.01%       1.01%
MFS(R) Research International
 Portfolio -- Class A......................   0.68%            --       0.07%        --     0.75%       0.06%       0.69%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class A......................   0.64%            --       0.05%        --     0.69%       0.01%       0.68%
Oppenheimer Global Equity
 Portfolio -- Class A......................   0.67%            --       0.08%        --     0.75%       0.03%       0.72%
PanAgora Global Diversified Risk
 Portfolio -- Class B......................   0.65%         0.25%       0.98%     0.02%     1.90%       0.58%       1.32%
PIMCO Inflation Protected Bond
 Portfolio -- Class A......................   0.47%            --       0.08%        --     0.55%       0.00%       0.55%
PIMCO Total Return Portfolio -- Class A....   0.48%            --       0.03%        --     0.51%          --       0.51%

                                                   DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                      AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                       MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                          FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                       ---------- --------------- -------- --------- --------- ------------- ---------
Pyramis(R) Managed Risk
 Portfolio -- Class B.................   0.45%         0.25%       0.45%     0.46%     1.61%       0.35%       1.26%
Schroders Global Multi-Asset
 Portfolio -- Class B.................   0.65%         0.25%       0.10%     0.05%     1.05%          --       1.05%
SSgA Growth and Income ETF
 Portfolio -- Class A.................   0.30%            --       0.01%     0.23%     0.54%          --       0.54%
SSgA Growth ETF Portfolio -- Class A..   0.32%            --       0.01%     0.25%     0.58%          --       0.58%
T. Rowe Price Mid Cap Growth
 Portfolio -- Class A.................   0.75%            --       0.03%        --     0.78%          --       0.78%
WMC Large Cap Research
 Portfolio -- Class A.................   0.59%            --       0.03%        --     0.62%       0.05%       0.57%

AMERICAN FUNDS INSURANCE
 SERIES(R) -- CLASS 2
American Funds Bond Fund..............   0.37%         0.25%       0.02%        --     0.64%          --       0.64%
American Funds Global Small
 Capitalization Fund..................   0.70%         0.25%       0.04%        --     0.99%          --       0.99%
American Funds Growth Fund............   0.33%         0.25%       0.02%        --     0.60%          --       0.60%
American Funds Growth-Income Fund.....   0.27%         0.25%       0.02%        --     0.54%          --       0.54%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST -- CLASS 2
Franklin Income VIP Fund..............   0.45%         0.25%       0.02%        --     0.72%          --       0.72%
Franklin Mutual Shares VIP Fund.......   0.60%         0.25%       0.11%        --     0.96%          --       0.96%



   The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

   Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


   THE AMERICAN FUNDS INSURANCE SERIES AND THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ARE NOT AFFILIATED WITH METLIFE INVESTORS USA INSURANCE COMPANY. FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "DISTRIBUTION OF THE POLICIES."

                             HOW THE POLICY WORKS
                                 [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account in return of premium states) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on frequent transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.


- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) 101% of the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.


-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 and greater; but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (11 in FL)--or in the first ten Policy years (11 in FL) following a face amount increase. Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases monthly over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                              AND THE PORTFOLIOS

THE COMPANY


   MetLife Investors USA Insurance Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 11225 North Community House Road, Charlotte, NC 28277. MetLife Investors USA is licensed to sell life insurance in all states (except New
York), the District of Columbia and Puerto Rico. We are obligated to pay all benefits under the Policies.

   In 2013, MetLife, Inc. announced its plans to merge MetLife Investors USA, MetLife Insurance Company of Connecticut (MetLife of Connecticut), MetLife Investors Insurance Company (MetLife Investors), and Exeter Reassurance Company, Ltd. (Exeter Reassurance), to create one larger U.S.-based and U.S.-regulated life insurance company. MetLife of Connecticut and MetLife Investors, like MetLife Investors USA, are U.S. insurance companies that issue variable insurance products in addition to other products. Exeter Reassurance is a direct subsidiary of MetLife, Inc. that mainly reinsures guarantees associated with variable annuity products issued by U.S. insurance companies that are direct or indirect subsidiaries of MetLife, Inc. MetLife of Connecticut, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. These mergers are expected to occur towards the end of 2014, subject to regulatory approvals.


THE SEPARATE ACCOUNT

   MetLife Investors USA Variable Life Account A is the funding vehicle for the Policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.

   We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife Investors USA is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

   The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife Investors USA has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

THE PORTFOLIOS

   Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, the Met Investors Series Trust, the American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

   The adviser, sub-adviser and investment objective of each Portfolio are as follows:


METROPOLITAN SERIES FUND                                                ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                      SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                                       -----------                  --------------------

Baillie Gifford International Stock  Baillie Gifford Overseas Limited  Long-term growth of capital.
  Portfolio

Barclays Aggregate Bond Index        MetLife Investment                To track the performance of the
  Portfolio                          Management, LLC                   Barclays U.S. Aggregate Bond
                                                                       Index.

PORTFOLIO                                        SUB-ADVISER                      INVESTMENT OBJECTIVE
---------                                         -----------                     --------------------

BlackRock Bond Income Portfolio        BlackRock Advisors, LLC           A competitive total return primarily
                                                                         from investing in fixed-income
                                                                         securities.

BlackRock Capital Appreciation         BlackRock Advisors, LLC           Long-term growth of capital.
  Portfolio

BlackRock Large Cap Value Portfolio    BlackRock Advisors, LLC           Long-term growth of capital.

Frontier Mid Cap Growth Portfolio      Frontier Capital Management       Maximum capital appreciation.
                                       Company, LLC

Jennison Growth Portfolio              Jennison Associates LLC           Long-term growth of capital.

Loomis Sayles Small Cap Core           Loomis, Sayles & Company, L.P.    Long-term capital growth from
  Portfolio                                                              investments in common stocks or
                                                                         other equity securities.

Loomis Sayles Small Cap Growth         Loomis Sayles & Company, L.P.     Long-term capital growth.
  Portfolio

Met/Artisan Mid Cap Value Portfolio    Artisan Partners Limited          Long-term capital growth.
                                       Partnership

MetLife Asset Allocation 20 Portfolio  N/A                               High level of current income, with
  (formerly MetLife Conservative                                         growth of capital as a secondary
  Allocation Portfolio)                                                  objective.

MetLife Asset Allocation 40 Portfolio  N/A                               High total return in the form of
  (formerly MetLife Conservative to                                      income and growth of capital, with a
  Moderate Allocation Portfolio)                                         greater emphasis on income.

MetLife Asset Allocation 60 Portfolio  N/A                               A balance between a high level of
  (formerly MetLife Moderate                                             current income and growth of
  Allocation Portfolio)                                                  capital, with a greater emphasis on
                                                                         growth of capital.

MetLife Asset Allocation 80 Portfolio  N/A                               Growth of capital.
  (formerly MetLife Moderate to
  Aggressive Allocation Portfolio)

MetLife Mid Cap Stock Index            MetLife Investment                To track the performance of the
  Portfolio                            Management, LLC                   Standard & Poor's MidCap 400(R)
                                                                         Composite Stock Price Index.

MetLife Stock Index Portfolio          MetLife Investment                To track the performance of the
                                       Management, LLC                   Standard & Poor's 500(R) Composite
                                                                         Stock Price Index.

MFS(R) Total Return Portfolio          Massachusetts Financial Services  Favorable total return through
                                       Company                           investment in a diversified portfolio.

MFS(R) Value Portfolio                 Massachusetts Financial Services  Capital appreciation.
                                       Company

MSCI EAFE(R) Index Portfolio           MetLife Investment                To track the performance of the
                                       Management, LLC                   MSCI EAFE(R) Index.

Neuberger Berman Genesis               Neuberger Berman Management       High total return, consisting
  Portfolio                            LLC                               principally of capital appreciation.

Russell 2000(R) Index Portfolio        MetLife Investment                To track the performance of the
                                       Management, LLC                   Russell 2000(R) Index.

T. Rowe Price Large Cap Growth         T. Rowe Price Associates, Inc.    Long-term growth of capital.
  Portfolio

T. Rowe Price Small Cap Growth         T. Rowe Price Associates, Inc.    Long-term capital growth.
  Portfolio

Van Eck Global Natural Resources       Van Eck Associates Corporation    Long-term capital appreciation with
  Portfolio                                                              income as a secondary
                                                                         consideration.

Western Asset Management               Western Asset Management          To maximize total return consistent
  Strategic Bond Opportunities         Company                           with preservation of capital.
  Portfolio

PORTFOLIO                                        SUB-ADVISER                    INVESTMENT OBJECTIVE
---------                                        -----------                     --------------------

Western Asset Management U.S.         Western Asset Management           To maximize total return consistent
  Government Portfolio                Company                            with preservation of capital and
                                                                         maintenance of liquidity.

WMC Balanced Portfolio (formerly      Wellington Management              Long-term capital appreciation with
  BlackRock Diversified Portfolio)    Company, LLP                       some current income.

WMC Core Equity Opportunities         Wellington Management              Seeks to provide a growing stream
  Portfolio (formerly Davis Venture   Company, LLP                       of income over time and,
  Value Portfolio)                                                       secondarily, long-term capital
                                                                         appreciation and current income.

MET INVESTORS SERIES TRUST                                                     ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                        SUB-ADVISER                    INVESTMENT OBJECTIVE
---------                                        -----------                     --------------------

AllianceBernstein Global Dynamic      AllianceBernstein L.P.             Seeks capital appreciation and
  Allocation Portfolio                                                   current income.

Allianz Global Investors Dynamic      Allianz Global Investors U.S. LLC  Seeks total return.
  Multi-Asset Plus Portfolio

American Funds(R) Balanced            N/A                                A balance between a high level of
  Allocation Portfolio                                                   current income and growth of
                                                                         capital, with a greater emphasis on
                                                                         growth of capital.

American Funds(R) Growth Allocation   N/A                                Growth of capital.
  Portfolio

American Funds(R) Moderate            N/A                                A high total return in the form of
  Allocation Portfolio                                                   income and growth of capital, with a
                                                                         greater emphasis on income.

AQR Global Risk Balanced Portfolio    AQR Capital Management, LLC        Seeks total return.

BlackRock Global Tactical Strategies  BlackRock Financial Management,    Seeks capital appreciation and
  Portfolio                           Inc.                               current income.

Clarion Global Real Estate Portfolio  CBRE Clarion Securities LLC        Total return through investment in
                                                                         real estate securities, emphasizing
                                                                         both capital appreciation and
                                                                         current income.

ClearBridge Aggressive Growth         ClearBridge Investments, LLC       Capital appreciation.
  Portfolio

Harris Oakmark International          Harris Associates L.P.             Long-term capital appreciation.
  Portfolio

Invesco Balanced-Risk Allocation      Invesco Advisers, Inc.             Seeks total return.
  Portfolio

Invesco Mid Cap Value Portfolio       Invesco Advisers, Inc.             High total return by investing in
  (formerly Lord Abbet Mid Cap                                           equity securities of mid-sized
  Value Portfolio)                                                       companies.

Invesco Small Cap Growth Portfolio    Invesco Advisers, Inc.             Long-term growth of capital.

JPMorgan Global Active Allocation     J.P. Morgan Investment             Seeks capital appreciation and
  Portfolio                           Management Inc.                    current income.

JPMorgan Small Cap Value Portfolio    J.P. Morgan Investment             Long-term capital growth.
                                      Management Inc.

Loomis Sayles Global Markets          Loomis, Sayles & Company, L.P.     High total investment return
  Portfolio                                                              through a combination of capital
                                                                         appreciation and income.

Lord Abbett Bond Debenture            Lord, Abbett & Co. LLC             High current income and the
  Portfolio                                                              opportunity for capital appreciation
                                                                         to produce a high total return.

Met/Templeton International Bond      Franklin Advisers, Inc.            Current income with capital
  Portfolio                                                              appreciation and growth of income.

MetLife Asset Allocation 100          N/A                                Growth of capital.
  Portfolio (formerly MetLife
  Aggressive Strategy Portfolio)

PORTFOLIO                                      SUB-ADVISER                     INVESTMENT OBJECTIVE
---------                                       -----------                    --------------------

MetLife Balanced Plus Portfolio      Pacific Investment Management     A balance between a high level of
                                     Company LLC (Overlay Portion)     current income and growth of
                                                                       capital, with a greater emphasis on
                                                                       growth of capital.

MetLife Multi-Index Targeted Risk    MetLife Investment Management,    Seeks a balance between growth of
  Portfolio                          LLC (Overlay Portion)             capital and current income, with a
                                                                       greater emphasis on growth of
                                                                       capital.

MFS(R) Emerging Markets Equity       Massachusetts Financial Services  Capital appreciation.
  Portfolio                          Company

MFS(R) Research International        Massachusetts Financial Services  Capital appreciation.
  Portfolio                          Company

Morgan Stanley Mid Cap Growth        Morgan Stanley Investment         Capital appreciation.
  Portfolio                          Management Inc.

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.            Capital appreciation.

PanAgora Global Diversified Risk     PanAgora Asset Management, Inc.   Seeks total return.
  Portfolio

PIMCO Inflation Protected Bond       Pacific Investment Management     Maximum real return, consistent
  Portfolio                          Company LLC                       with preservation of capital and
                                                                       prudent investment management.

PIMCO Total Return Portfolio         Pacific Investment Management     Maximum total return, consistent
                                     Company LLC                       with the preservation of capital and
                                                                       prudent investment management.

Pyramis Managed Risk Portfolio       Pyramis Global Advisors, LLC      Seeks total return.

Schroders Global Multi-Asset         Schroder Investment Management    Seeks capital appreciation and
  Portfolio                          North America Inc.                current income.

SSgA Growth and Income ETF           SSgA Funds Management, Inc.       Growth of capital and income.
  Portfolio

SSgA Growth ETF Portfolio            SSgA Funds Management, Inc.       Growth of capital.

T. Rowe Price Mid Cap Growth         T. Rowe Price Associates, Inc.    Long-term growth of capital.
  Portfolio

WMC Large Cap Research Portfolio     Wellington Management             Long-term capital appreciation.
  (formerly BlackRock Large Cap      Company, LLP
  Core Portfolio)

AMERICAN FUNDS INSURANCE SERIES(R)                         ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
PORTFOLIO                                      SUB-ADVISER                     INVESTMENT OBJECTIVE
---------                                       -----------                    --------------------

American Funds Bond Fund             N/A                               As high a level of current income as
                                                                       is consistent with the preservation
                                                                       of capital.

American Funds Global Small          N/A                               Long-term growth of capital.
  Capitalization Fund

American Funds Growth Fund           N/A                               Growth of capital.

American Funds Growth-Income         N/A                               Long-term growth of capital and
  Fund                                                                 income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
PORTFOLIO                                        ADVISER                       INVESTMENT OBJECTIVE
---------                                         -------                      --------------------

Franklin Income VIP Fund             Franklin Advisers, Inc.           Seeks to maximize income while
  (formerly Franklin Income                                            maintaining prospects for capital
  Securities Fund)                                                     appreciation.

Franklin Mutual Shares VIP Fund      Franklin Mutual Advisers, LLC     Seeks capital appreciation, with
  (formerly Mutual Shares                                              income as a secondary goal.
  Securities Fund)

FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.

   The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS

   The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust, we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

   An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

   Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

   For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-638-5000.

SELECTION OF THE PORTFOLIOS

   We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

   WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

   We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

   We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE INVESTORS USA

   We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

   We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                 THE POLICIES

PURCHASING A POLICY

   To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under
Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

   The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

REPLACING EXISTING INSURANCE

   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

   The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

   GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name PROVIDED THAT you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

   Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

                                   PREMIUMS

FLEXIBLE PREMIUMS

   Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

   You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

   If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit," we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

   We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

   INVESTMENT START DATE. Your initial net premium receives Separate Account investment performance and/or Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

   PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges. For a backdated Policy, the investment start date is the later of the date the policy application is approved and the date your premium is received at our Designated Office.

RIGHT TO EXAMINE POLICY

   You may cancel the Policy within ten days (more in some states) after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife Investors USA's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund either premiums paid, or the Policy's cash value plus any charges deducted from premiums paid, whichever is required by state law.

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the Fixed Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the Investment Divisions, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

   We allocate your initial net premium to the Investment Divisions and/or the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. In states that require a return of cash value if you exercise the Right to Examine Policy provision, we allocate your initial net premium to the Investment Divisions when we receive it. You may allocate any whole percentage to an Investment Division.

   You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Right to Examine Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the Investment Divisions once the Right to Examine Policy period has ended. You must contact us to request a transfer or reallocation.

 RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S DESIGNATED
                                    OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for premium payments is printed on the billing statement we mail to you. If you do not have your billing statement you may call us at 1-800-638-5000 to obtain the address. The address to use depends on whether you purchase the Policy through a registered representative of one of our affiliates MetLife Securities, Inc. and New England Securities Corporation, or through another registered representative. If you purchase the Policy through a registered representative of one of these two affiliates, premium payments should be mailed to MetLife Investors USA, P.O. Box 371351, Pittsburgh, PA 15250-7351. If your representative is not registered with one of these two affiliates, premium payments should be mailed to MetLife Investors USA, P.O. Box 371862, Pittsburgh, PA 15250-7862. The Designated Office for other transactions is as follows:

        Payment Inquiries and                    MetLife Investors USA
        Correspondence                           P.O. Box 354
                                                 Warwick, RI 02887-0354

        Beneficiary and Ownership                MetLife Investors USA
        Changes                                  P.O. Box 313
                                                 Warwick, RI 02887-0313

        Surrenders, Loans,                       MetLife Investors USA
        Withdrawals and                          P.O. Box 543
        Investment Division Transfers            Warwick, RI 02887-0543

        Cancellations (Right to Examine Policy   MetLife Investors USA
        Period)                                  Free Look Unit
                                                 500 Schoolhouse Road
                                                 Johnstown, PA 15904

        Death Claims                             MetLife Investors USA
                                                 P.O. Box 353
                                                 Warwick, RI 02887-0353

        Investment Division Transfers and Other  (800) 638-5000
        Telephone Transactions and Inquiries

   You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

   We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

   We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.E., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

   We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available in the Statement of Information and on request from our Designated Office. We will pay interest on the proceeds as required by applicable state law.

   Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

   Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

   Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

                                  CASH VALUE

   Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

    --net premium payments

    --the net investment experience of the Policy's Investment Divisions

    --interest credited to cash value in the Fixed Account

    --interest credited to amounts held in the Loan Account for a Policy loan

    --the death benefit option you choose

    --Policy charges

    --partial withdrawals

    --transfers among the Investment Divisions and the Fixed Account.

   The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

   The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

   The NIF for an Investment Division reflects:

    --the change in net asset value per share of the corresponding Portfolio
      (as of the close of regular trading on the Exchange) from its last value,

    --the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

    --any deductions for taxes that we make from the Separate Account.

   The NIF can be greater or less than one.

                                DEATH BENEFITS

   If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

   The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

   The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

   The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

   CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

   When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and
(2) the cash value accumulation test. The test you choose at issue cannot be changed.

   Under the GUIDELINE PREMIUM TEST, the amount of premium that can be paid is subject to tax law limits. Additionally, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

   Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

   If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

   AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

    --101% of the cash value on the date of death, or

    --the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

   The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

   The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

   SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

   After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

   If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age
60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

   If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

   You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

   The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

   We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

   A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

   If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

   A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

   A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

   A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                      SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

   You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

   If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

   You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

   The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

   After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

   We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

   If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:

  Face Amount:.................. $          350,000
  Death Benefit Option:.........  Option A -- Level

  Cash Value:................... $           12,000
  Surrender Charge:............. $          - 4,900  ($14.00 x $350,000/1,000)
                                 ------------------
  Cash Surrender Value:......... $            7,100
                                               x 20%
                                 ------------------
  Withdrawal Amount:............ $            1,420

   The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:

                       Withdrawal Amount in
 Surrender Charge  x   Excess of Free Withdrawal          =   Surrender Charge
                       ----------------------------------     On Withdrawal
                       Face Amount less Surrender Charge

      $4,900       x                 $710                 =   $10
                       ----------------------------------
                               $350,000 - $4,900

   Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:

              Face Amount before Withdrawal.............. $350,000
               Withdrawal................................ -  1,420
               Surrender Charge on Withdrawal............ -     10
                                                          --------

              Face Amount after Withdrawal............... $348,570

              Surrender Charge before Withdrawal......... $  4,900
               Surrender Charge on Withdrawal............ -     10
                                                          --------
              Surrender Charge after Withdrawal.......... $  4,890

              Cash Value before Withdrawal............... $ 12,000
               Withdrawal................................ -  1,420
               Surrender Charge on Withdrawal............ -     10
                                                          --------
              Cash Value after Withdrawal................ $ 10,570

              Surrender Charge after Withdrawal.......... -  4,890
                                                          --------
              Cash Surrender Value after Withdrawal...... $  5,680

   Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

   A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                   TRANSFERS

TRANSFER OPTION

   You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

   RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Baillie Gifford International Stock Portfolio, Loomis Sayles Global Markets Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, MSCI EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Van Eck Global Natural Resources Portfolio, Clarion Global Real Estate Portfolio, JPMorgan Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton International Bond Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Portfolio.

   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the

Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Portfolio prospectuses for more details.

   RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either
(i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

   In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more owners with interests in the Investment Divisions is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to and from one or more of the Investment Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one owner; (3) limiting the dollar amount that may be transferred by an owner between Investment Divisions at any one time; or
(4) requiring that a transfer request be provided in writing and signed by the owner.

                        AUTOMATED INVESTMENT STRATEGIES

   You can choose one of five automated investment strategies. You can change or cancel your choice at any time.

   EQUITY GENERATOR(R). The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.

   ALLOCATOR/SM/. The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount
(1) for a specified number of months, or (2) until the source fund is depleted. In either case, you must select a dollar amount that would allow transfers to continue for at least three months.

   ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

   REBALANCER(R). The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.

   INDEX SELECTOR(R). The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Barclays Aggregate Bond Index, MSCI EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.

   We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your registered representative.

   You may not elect Index Selector unless you purchase the Policy through a registered representative of one of our affiliated broker-dealers MetLife Securities, Inc. and New England Securities Corporation. However, ask your registered representative how you might design a similar investment strategy using Rebalancer.

   These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

   We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                     LOANS

   You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is:

    --the Policy's cash value, less

    --any Policy loan balance, less

    --loan interest due to the next Policy anniversary, less

    --the most recent Monthly Deduction times the number of months to the next
      Policy anniversary, less

    --any Surrender Charge, plus

    --interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

   The minimum loan amount is $500 (less in some states). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

   A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

   You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

   Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

   Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

   The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

   A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT

LAPSE

   In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect. (In Maryland, the GMDB is known as the Guaranteed Coverage Benefit.)

   The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

   The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

   On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

   If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

   If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

   Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements for coverage under the Overloan Protection Rider are met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

   Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

   If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

   If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                         ADDITIONAL BENEFITS BY RIDER

   You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

   There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

   The following riders, some of which have been described previously, are available:

   CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

   WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

   WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

   OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

   ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699. (Not currently available in Pennsylvania.)

   GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

   ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

   GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121. ("Guaranteed Coverage Rider" in Maryland.)

   OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

   Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife Investors USA's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

   Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

   Twenty days after we apply the initial premium to the Policy (less in some states) you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount, and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and
(b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

   There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to the Fixed Account at any time. We may also modify the privilege of transferring amounts from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

   We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy

  .  investment options, including premium allocations

  .  administration of elective options

  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

  .  overhead and other expenses for providing services and benefits

  .  sales and marketing expenses

  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

   Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

   SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

   Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

   PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

   FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

   EXAMPLE:  The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).

           NET
PREMIUM  PREMIUM
-------  -------
$4,000   $4,000
           -175   (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium tax and Federal tax charges
         ------
         $3,825   Net Premium

SURRENDER CHARGE

   If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy. The Surrender Charge period is 11 years for policies issued in Florida.

   No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

   The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

   The table below shows the maximum Surrender Charge that applies (in all states except Florida) if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.

                                   FOR POLICIES WHICH    THE MAXIMUM
                                    ARE SURRENDERED,   SURRENDER CHARGE
                                       LAPSED OR      PER $1,000 OF BASE
                                     REDUCED DURING   POLICY FACE AMOUNT
                                   ------------------ ------------------
        Entire Policy Year                  1               $38.25
        Last Month of Policy Year           2                35.81
                                            3                32.56
                                            4                31.74
                                            5                29.84
                                            6                27.13
                                            7                24.42
                                            8                18.99
                                            9                 9.50
                                           10                 0.00

   The table below shows the maximum Surrender Charge that applies for Policies issued in Florida.

                                   FOR POLICIES WHICH    THE MAXIMUM
                                    ARE SURRENDERED,   SURRENDER CHARGE
                                       LAPSED OR      PER $1,000 OF BASE
                                     REDUCED DURING   POLICY FACE AMOUNT
                                   ------------------ ------------------
        Entire Policy Year                  1               $38.25
        Last Month of Policy Year           2                35.81
                                            3                32.56
                                            4                31.74
                                            5                29.84
                                            6                27.13
                                            7                24.42
                                            8                18.99
                                            9                11.87
                                           10                 5.93
                                           11                 0.00

   In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

   If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

   The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

   We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

   We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

   We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

   On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    --If your Policy is protected against lapse by a Guaranteed Minimum Death
      Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

    --If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

   There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

   The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account (and, if applicable, in the EDCA account) in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

   The Monthly Deduction includes the following charges:

   POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

   COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.

   MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the

Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

   The guaranteed cost of insurance rates for a Policy depend on the insured's

    --smoking status

    --risk class

    --attained age

    --sex (if the Policy is sex-based).

   The current cost of insurance rates will depend on the above factors, plus

    --the insured's age at issue (and at the time of any face amount increase)

    --the Policy year (and the year of any face amount increase)

    --the Policy's face amount.

   We guarantee that the rates for underwritten Policies will not be higher than rates based on

    --the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO
      Tables") with smoker/ nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

    --the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

   The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

   The risk classes we use are

    --for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

    --for Policies issued on juvenile insureds: standard and rated (with our consent).

   Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

   The following standard or better smoker and non-smoker classes are available for underwritten Policies:

    --elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

    --preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

    --standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

   The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

   CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

   MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

   The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.

                                                      CHARGE APPLIED
                                                     TO CASH VALUE IN
           POLICY YEAR        NET CASH VALUE         SEPARATE ACCOUNT
           ----------------------------------------------------------
                            < 5 target premiums           0.60%
                        5 but < 10 target premiums        0.55%
            1 - 10      10 but < 20 target premiums       0.30%
                        20 target premiums or more        0.15%
           ----------------------------------------------------------
                            < 5 target premiums           0.35%
                        5 but < 10 target premiums        0.30%
            11 - 19     10 but < 20 target premiums       0.15%
                        20 target premiums or more        0.10%
           ----------------------------------------------------------
                            < 5 target premiums           0.20%
                        5 but < 10 target premiums        0.15%
            20 - 29     10 but < 20 target premiums       0.10%
                        20 target premiums or more        0.05%
           ----------------------------------------------------------
              30+                                         0.05%
           ----------------------------------------------------------

LOAN INTEREST SPREAD

   We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

   CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife Investors USA's Income Taxes".)

   PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.

                              TAX CONSIDERATIONS

INTRODUCTION


   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.


   IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

   In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.


   In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.


   Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.


   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.


   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions generally do not apply to corporate Policy Owners.


   If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife Investors USA (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

   ACCELERATION OF DEATH BENEFIT RIDER. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

   OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


   CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.


   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.



METLIFE INVESTORS USA'S INCOME TAXES


   Under current Federal income tax law, MetLife Investors USA is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.


   Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


   TAX CREDITS AND DEDUCTIONS. MetLife Investors USA may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since MetLife Investors USA is the owner of the assets from which the tax benefits are derived.


                         DISTRIBUTION OF THE POLICIES


   We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI") and New England Securities Corporation ("NES"). Distributor, MSI and NES are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

COMMISSIONS AND OTHER CASH COMPENSATION

   All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.


   Our affiliated sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

   Our affiliated sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.


   In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5.0% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.


   Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances, including, for example, a bonus of 2.5% of first year gross dealer concession payable for sales of the Policy, equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits, is based primarily on the amount of proprietary products sold, sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

   The maximum commissions paid for sale of the Policies through unaffiliated selling firms are as follows: 118% of premiums paid up to the Commissionable Target Premium, and 4.5% of premiums paid in excess of Commissionable Target premium in Policy year 1; and 2.0% of all premiums paid in Policy year 2 thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or Distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 30% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; and 0.25% of all premiums paid thereafter.

   Unaffiliated selling firms pay their sales representatives all or a portion of the commissions received for their sales of the Policies. The amount that firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines or directly from us or Distributor. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.


NON-CASH COMPENSATION

   Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

OTHER PAYMENTS


   We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

   These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our affiliates MSI and NES. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


   We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

   We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, as well as a percentage of all premiums allocated to the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. The payments to Distributor currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

   Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, MetLife Investors USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors USA does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the Policies.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.



                             FINANCIAL STATEMENTS


   You may find the financial statements of the Separate Account and the financial statements of MetLife Investors USA in the Statement of Additional Information. MetLife Investors USA's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   GLOSSARY

   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

   ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

   BASE POLICY.  The Policy without riders.

   CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account, and any amount held in the EDCA account.

   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

   INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

   INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

   ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

   LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

   NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

   POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

   SEPARATE ACCOUNT. MetLife Investors USA Variable Life Account A, a separate account established by MetLife Investors USA to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

   TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

   YOU.  "You" refers to the Policy Owner.

                                  APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under
Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

   For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

           AGE OF                             AGE OF
     INSURED AT START OF PERCENTAGE OF  INSURED AT START OF  PERCENTAGE OF
       THE POLICY YEAR    CASH VALUE     THE POLICY YEAR      CASH VALUE
     ------------------- -------------  -------------------  -------------
        0 through 40         250                61               128
             41              243                62               126
             42              236                63               124
             43              229                64               122
             44              222                65               120
             45              215                66               119
             46              209                67               118
             47              203                68               117
             48              197                69               116
             49              191                70               115
             50              185                71               113
             51              178                72               111
             52              171                73               109
             53              164                74               107
             54              157          75 through 90          105
             55              150                91               104
             56              146                92               103
             57              142                93               102
             58              138          94 through 121         101
             59              134
             60              130

   For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                           NET SINGLE PREMIUM
                                               FACTOR
                                           ------------------
                      AGE                   MALE     FEMALE
                      ---                   -------  -------
                      30.................. 5.82979   6.59918
                      40.................. 4.11359   4.63373
                      50.................. 2.93292   3.28706
                      60.................. 2.14246   2.40697
                      70.................. 1.64028   1.82665
                      80.................. 1.32530   1.44515
                      90.................. 1.15724   1.22113
                      100................. 1.08417   1.10646
                      120................. 1.02597   1.02597

                                  APPENDIX B

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                           AND CASH SURRENDER VALUES

   The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

   Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


   The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .76% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.

   The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.76%, 5.20% and 9.17%, respectively.


   If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 35
                           $2,500 ANNUAL PREMIUM FOR
                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                 DEATH BENEFIT               CASH SURRENDER VALUE                   CASH VALUE
             ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
END OF  GROSS ANNUAL RATE OF RETURN OF  GROSS ANNUAL RATE OF RETURN OF    GROSS ANNUAL RATE OF RETURN OF
POLICY  ------------------------------- ------------------------------    ------------------------------
YEAR       0%        6%         10%       0%         6%          10%        0%         6%          10%
------     --        --         ---       --         --          ---        --         --          ---
 1      $350,000 $  350,000 $   350,000 $     0  $        0  $         0  $ 1,573  $    1,688  $     1,766
 2       350,000    350,000     350,000       0           0            0    3,094       3,422        3,650
 3       350,000    350,000     350,000       0         304          761    4,563       5,204        5,662
 4       350,000    350,000     350,000   1,734       2,788        3,565    5,981       7,035        7,812
 5       350,000    350,000     350,000   3,750       5,318        6,515    7,344       8,912       10,108
 6       350,000    350,000     350,000   5,381       7,567        9,292    8,648      10,834       12,559
 7       350,000    350,000     350,000   6,953       9,862       12,236    9,893      12,803       15,176
 8       350,000    350,000     350,000   8,794      12,533       15,698   11,080      14,820       17,985
 9       350,000    350,000     350,000  11,757      16,466       20,577   12,900      17,609       21,721
 10      350,000    350,000     350,000  14,658      20,491       25,741   14,658      20,491       25,741
 15      350,000    350,000     350,000  23,104      37,248       52,256   23,104      37,248       52,256
 20      350,000    350,000     350,000  30,397      58,143       92,743   30,397      58,143       92,743
 25      350,000    350,000     350,000  36,030      83,800      154,738   36,030      83,800      154,738
 30      350,000    350,000     350,000  38,623     114,634      250,317   38,623     114,634      250,317
 35      350,000    350,000     463,263  36,275     151,219      399,365   36,275     151,219      399,365
 40      350,000    350,000     673,115  27,086     195,890      629,079   27,086     195,890      629,079
 45      350,000    350,000   1,032,257   1,497     250,035      983,102    1,497     250,035      983,102
 50                 350,000   1,594,342             318,778    1,518,421              318,778    1,518,421
 55                 434,123   2,425,768             413,450    2,310,255              413,450    2,310,255
 60                 539,386   3,550,152             534,046    3,515,002              534,046    3,515,002
 65                 700,062   5,451,312             693,130    5,397,339              693,130    5,397,339
 70                 903,035   8,348,796             894,094    8,266,134              894,094    8,266,134
 75               1,157,265  12,738,439           1,145,807   12,612,316            1,145,807   12,612,316
 80               1,470,284  19,310,626           1,455,726   19,119,431            1,455,726   19,119,431
 85               1,846,737  28,989,897           1,828,452   28,702,868            1,828,452   28,702,868
 86               1,931,440  31,425,701           1,912,316   31,114,555            1,912,316   31,114,555


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                           $2,500 ANNUAL PREMIUM FOR
                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                DEATH BENEFIT             CASH SURRENDER VALUE                   CASH VALUE
            ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
END OF  GROSS ANNUAL RATE OF RETURN OF GROSS ANNUAL RATE OF RETURN OF    GROSS ANNUAL RATE OF RETURN OF
POLICY  -----------------------------  ------------------------------    ------------------------------
YEAR       0%        6%        10%       0%        6%          10%         0%        6%          10%
------     --        --        ---        --        --         ---          --        --         ---
 1      $350,000  $350,000 $   350,000 $     0   $     0   $         0   $ 1,264   $ 1,370   $     1,441
 2       350,000   350,000     350,000       0         0             0     2,490     2,780         2,981
 3       350,000   350,000     350,000       0         0             0     3,681     4,236         4,633
 4       350,000   350,000     350,000     577     1,478         2,145     4,824     5,725         6,392
 5       350,000   350,000     350,000   2,330     3,659         4,677     5,923     7,253         8,271
 6       350,000   350,000     350,000   3,710     5,552         7,010     6,977     8,819        10,277
 7       350,000   350,000     350,000   5,034     7,473         9,470     7,975    10,414        12,410
 8       350,000   350,000     350,000   6,621     9,742        12,385     8,908    12,029        14,672
 9       350,000   350,000     350,000   8,628    12,516        15,923     9,772    13,659        17,067
 10      350,000   350,000     350,000  10,556    15,295        19,596    10,556    15,295        19,596
 15      350,000   350,000     350,000  13,569    24,047        35,434    13,569    24,047        35,434
 20      350,000   350,000     350,000  14,375    33,031        57,615    14,375    33,031        57,615
 25      350,000   350,000     350,000  10,630    39,994        87,905    10,630    39,994        87,905
 30                350,000     350,000            41,350       129,451              41,350       129,451
 35                350,000     350,000            29,935       189,057              29,935       189,057
 40                            350,000                         281,758                           281,758
 45                            460,062                         438,154                           438,154
 50                            707,555                         673,862                           673,862
 55                          1,065,262                       1,014,536                         1,014,536
 60                          1,542,608                       1,527,334                         1,527,334
 65                          2,355,095                       2,331,778                         2,331,778
 70                          3,564,121                       3,528,832                         3,528,832
 75                          5,336,529                       5,283,692                         5,283,692
 80                          7,879,130                       7,801,119                         7,801,119
 85                         11,603,557                      11,488,670                        11,488,670
 86                         12,537,082                      12,412,952                        12,412,952


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

   For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

   This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

   Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-21851

                    METLIFE INVESTORS USA INSURANCE COMPANY

                       11225 NORTH COMMUNITY HOUSE ROAD
                              CHARLOTTE, NC 28277


                                    RECEIPT


This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #716) dated April 28, 2014. This Variable Life Insurance Policy is offered by MetLife Investors USA Insurance Company.


                        --------  ---------------------
                        (Date)    (Client's Signature)

                    MetLife Investors USA Insurance Company
                 MetLife Investors USA Variable Life Account A

                             EQUITY ADVANTAGE VUL

                    Supplement dated April 28, 2014 to the
                        Prospectus dated April 28, 2014

This supplement revises certain information in the April 28, 2014 prospectus for the Equity Advantage Variable Universal Life insurance policy issued by MetLife Investors USA Insurance Company. You should read and retain this supplement.

We currently limit the amount of cash value you may transfer to or from any one Investment Division to a maximum of $2.5 million per day. If you own more than one Equity Advantage VUL policy on the same insured, this limit will be applied to the cumulative transfers you make to or from the Investment Division under all such Policies.

10690

                    MetLife Investors USA Insurance Company
                 MetLife Investors USA Variable Life Account A

                             EQUITY ADVANTAGE VUL

                    Supplement dated April 28, 2014 to the
                        Prospectus dated April 28, 2014

   If you purchase the Policy pursuant to your right to request a face amount increase under a Zenith Flexible Life or Zenith Flexible Life 2001 flexible premium variable life insurance policy issued by New England Life Insurance Company, your Policy will differ from the Policy as described in the prospectus. The differences are as follows:

   1. The minimum face amount required at issue of the Policy will be $25,000 (except that, subject to state law requirements, the minimum face amount of a Policy issued to the owner of a Zenith Flexible Life policy may be $10,000). You will have the right to reduce the face amount below $25,000.

   2. You will not be subject to the monthly Policy Charge.

   3. You will be subject to a reduced monthly Coverage Expense Charge equal to 75% of the charge that would otherwise be payable under the Policy.

10691

                    METLIFE INVESTORS USA INSURANCE COMPANY
                 METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

                             EQUITY ADVANTAGE VUL

                    SUPPLEMENT DATED APRIL 28, 2014 TO THE
                        PROSPECTUS DATED APRIL 28, 2014

When you apply for the Policy, certain Portfolios may not be available to you because the broker-dealer through which you are purchasing the Policy does not make them available. However, once your Policy has been issued, all of the Portfolios will be available for premium allocations and cash value transfers. Please be aware that your registered representative may not be able to provide you any information or answer any questions you may have about the Portfolios that are not made available. Therefore, to allocate premium payments or to transfer cash value to those Portfolios, you may need to contact us directly, as described under RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S DESIGNATED OFFICE on page A-25 of the prospectus.

                             EQUITY ADVANTAGE VUL

                               FLEXIBLE PREMIUM

                       VARIABLE LIFE INSURANCE POLICIES

                 METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

               ISSUED BY METLIFE INVESTORS USA INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                APRIL 28, 2014

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 28, 2014 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors USA Insurance Company, P.O. Box 543, Warwick, RI 02887-0543.


                                     SAI-1

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----

     GENERAL INFORMATION AND HISTORY................................. SAI-3

      The Company.................................................... SAI-3

      The Separate Account........................................... SAI-3

     DISTRIBUTION OF THE POLICIES.................................... SAI-3

     ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES...... SAI-4

      Payment of Proceeds............................................ SAI-4

      Payment Options................................................ SAI-5

     ADDITIONAL INFORMATION ABOUT CHARGES............................ SAI-5

      Group or Sponsored Arrangements................................ SAI-5

     POTENTIAL CONFLICTS OF INTEREST................................. SAI-5

     LIMITS TO METLIFE INVESTORS USA'S RIGHT TO CHALLENGE THE POLICY. SAI-6

     MISSTATEMENT OF AGE OR SEX...................................... SAI-6

     REPORTS......................................................... SAI-6

     PERSONALIZED ILLUSTRATIONS...................................... SAI-6

     PERFORMANCE DATA................................................ SAI-7

     REGISTRATION STATEMENT.......................................... SAI-7

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................... SAI-7

     EXPERTS......................................................... SAI-7

     FINANCIAL STATEMENTS............................................   F-1


                                     SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY


   MetLife Investors USA Insurance Company ("MetLife Investors USA") is a stock life insurance company founded on September 13, 1960 and organized under the laws of the State of Delaware. Our principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, and is currently licensed to do business in all states (except New York), the District of Columbia and Puerto Rico. MetLife Investors USA is an indirect, wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

   In 2013, MetLife, Inc. announced its plans to merge MetLife Investors USA, MetLife Insurance Company of Connecticut (MetLife of Connecticut), MetLife Investors Insurance Company (MetLife Investors), and Exeter Reassurance Company, Ltd. (Exeter Reassurance), to create one larger U.S.-based and U.S.-regulated life insurance company. MetLife of Connecticut and MetLife Investors, like MetLife Investors USA, are U.S. insurance companies that issue variable insurance products in addition to other products. Exeter Reassurance is a direct subsidiary of MetLife, Inc. that mainly reinsures guarantees associated with variable annuity products issued by U.S. insurance companies that are direct or indirect subsidiaries of MetLife, Inc. MetLife of Connecticut, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. These mergers are expected to occur towards the end of 2014, subject to regulatory approvals.


THE SEPARATE ACCOUNT

   We established the Separate Account as a separate investment account on November 15, 2005 under Delaware law. The Separate Account is the funding vehicle for the Policies, and other variable life insurance policies that we issue. These other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the Delaware Insurance Commissioner regulates MetLife Investors USA and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                         DISTRIBUTION OF THE POLICIES


   Our affiliate, MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, NY 10036 ("Distributor"), serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of them in return for its services as distributor for the Policies.


   The Policies are sold through licensed life insurance sales representatives who are either registered through our affiliated broker-dealers, or registered through other broker-dealers.

   Distributor received sales compensation with respect to the Policies in the following amounts in the periods indicated:


                                            AGGREGATE AMOUNT OF
                     AGGREGATE AMOUNT OF  COMMISSIONS RETAINED BY
             FISCAL  COMMISSIONS PAID TO DISTRIBUTOR AFTER PAYMENTS
             YEAR        DISTRIBUTOR          TO SELLING FIRMS
             ------  ------------------- --------------------------
             2013...     $50,817,515                 $0
             2012...     $42,575,695                 $0
             2011...     $61,176,015                 $0


                                     SAI-3

   We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


   As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms that sold our variable life and variable annuity products in 2013 ranged from $370 to $19,654,296. For purposes of calculating these amounts, the amount of compensation received by a selling firm includes the additional compensation received by the firm for the sale of life insurance and annuity products issued by us and our affiliates.

   The following list sets forth the names of selling firms that received additional compensation in 2013 in connection with the sale of our and our affiliates' variable life policies, variable annuity contracts and other insurance products:


Ameriprise Financial Services, Inc.


BBVA Compass Investment Solutions, Inc.


Capital Investments Group, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.

Cetera Advisor Networks LLC

Cetera Financial Specialists LLC

CFD Investment, Inc.

Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Essex National Securities, Inc.
FSC Securities Corporation
Financial Network Investment Corporation
First Allied Securities, Inc.
First Tennessee Brokerage, Inc.
Founders Financial Securities, LLC
H. D. Vest Investment Securities, Inc.
ING Financial Partners, Inc.

Investacorp, Inc.

Investment Centers of America, Inc.
Investment Professionals, Inc.
Janney Montgomery Scott, LLC
J.J.B. Hilliard, W.L. Lyons, LLC


Key Investment Services LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.


LPL Financial LLC
M&T Securities, Inc.
Merrill Lynch, Inc.


Morgan Stanley Smith Barney, LLC
Multi Financial Securities Corporation
National Planning Corporation


NEXT Financial Group
NFP Securities, Inc.
PFS Investments Inc.
Pioneer Funds Distributor, Inc.
PNC Investments LLC

PrimeVest Financial Services, Inc.

ProEquities, Inc.

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.
RBC Wealth Management
Royal Alliance Associates, Inc.
SII Investments, Inc.


Sammons Securities Company, LLC

Santander Securities, LLC

Securities America, Inc.
Sigma Financial Corporation
Signator Investors, Inc.


Stifel, Nicolaus & Company, Incorporated


Transamerica Financial Advisors, Inc.
Triad Advisors, Inc.
UBS Financial Services, Inc.
U.S. Bancorp Investments, Inc.
United Planners' Financial Services of America


ValMark Securities, Inc.
Wall Street Financial Group, Inc.


Wells Fargo Advisors, LLC
Wells Fargo Advisors Financial
Network, LLC


Woodbury Financial Services, Inc.

          ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

PAYMENT OF PROCEEDS

   We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre- authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

                                     SAI-4

   Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

   We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

   The following payment options are available:

    (i)SINGLE LIFE INCOME. We pay proceeds in equal monthly installments for the life of the payee.

   (ii)SINGLE LIFE INCOME--10-YEAR GUARANTEED PAYMENT PERIOD. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.

  (iii)JOINT AND SURVIVOR LIFE INCOME. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.

                     ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

   We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

   We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

   The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                        POTENTIAL CONFLICTS OF INTEREST

   The Portfolios' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the

                                     SAI-5

Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

        LIMITS TO METLIFE INVESTORS USA'S RIGHT TO CHALLENGE THE POLICY

   Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                          MISSTATEMENT OF AGE OR SEX

   If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

   We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

   You will be sent periodic reports containing the financial statements of the Portfolios.

                          PERSONALIZED ILLUSTRATIONS

   We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

   The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

   Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which

                                     SAI-6
an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.

                               PERFORMANCE DATA

   We may provide information concerning the historical investment experience of the Investment Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Investment Division.

                            REGISTRATION STATEMENT

   This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements and financial highlights comprising each of the Investment Divisions of MetLife Investors USA Variable Life Account A included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of MetLife Investors USA Insurance Company and subsidiary (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an other matter paragraph related to the Company being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


                                    EXPERTS

   Robert L. Staffier, Jr., FSA, Vice President of MetLife Investors USA Insurance Company has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.

                                     SAI-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
MetLife Investors USA Variable Life Account A and Board of Directors of
MetLife Investors USA Insurance Company

We have audited the accompanying statements of assets and liabilities of MetLife Investors USA Variable Life Account A (the "Separate Account") of MetLife Investors USA Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2 as of December 31, 2013, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2013, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 27, 2014

This page is intentionally left blank.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2013


                                                                    AMERICAN FUNDS
                                             AMERICAN FUNDS          GLOBAL SMALL          AMERICAN FUNDS          AMERICAN FUNDS
                                                  BOND              CAPITALIZATION             GROWTH               GROWTH-INCOME
                                           INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION
                                          --------------------   --------------------   --------------------    --------------------
ASSETS:
   Investments at fair value............  $          3,684,095   $         11,538,715   $         27,337,726    $         16,540,232
   Due from MetLife Investors USA
     Insurance Company..................                    --                     --                     --                      --
                                          --------------------   --------------------   --------------------    --------------------
        Total Assets....................             3,684,095             11,538,715             27,337,726              16,540,232
                                          --------------------   --------------------   --------------------    --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company..................                    --                     --                     --                      --
                                          --------------------   --------------------   --------------------    --------------------
        Total Liabilities...............                    --                     --                     --                      --
                                          --------------------   --------------------   --------------------    --------------------

NET ASSETS..............................  $          3,684,095   $         11,538,715   $         27,337,726    $         16,540,232
                                          ====================   ====================   ====================    ====================


 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                                           MIST
                                                                                     ALLIANCEBERNSTEIN           MIST
                                         FTVIPT FRANKLIN        FTVIPT MUTUAL         GLOBAL DYNAMIC        AMERICAN FUNDS
                                        INCOME SECURITIES     SHARES SECURITIES         ALLOCATION        BALANCED ALLOCATION
                                       INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                     ---------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value.......  $             174,068  $            176,046  $             681,592  $          3,686,426
   Due from MetLife Investors USA
     Insurance Company.............                      1                    --                     --                    --
                                     ---------------------  --------------------  ---------------------  --------------------
        Total Assets...............                174,069               176,046                681,592             3,686,426
                                     ---------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                     --                    --                     --                    --
                                     ---------------------  --------------------  ---------------------  --------------------
        Total Liabilities..........                     --                    --                     --                    --
                                     ---------------------  --------------------  ---------------------  --------------------

NET ASSETS.........................  $             174,069  $            176,046  $             681,592  $          3,686,426
                                     =====================  ====================  =====================  ====================


                                             MIST                   MIST                  MIST                   MIST
                                        AMERICAN FUNDS         AMERICAN FUNDS          AQR GLOBAL          BLACKROCK GLOBAL
                                       GROWTH ALLOCATION     MODERATE ALLOCATION      RISK BALANCED       TACTICAL STRATEGIES
                                      INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                     --------------------  ---------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value.......  $         12,657,139  $           5,328,886  $          1,317,247  $             960,172
   Due from MetLife Investors USA
     Insurance Company.............                    --                     --                    --                     --
                                     --------------------  ---------------------  --------------------  ---------------------
        Total Assets...............            12,657,139              5,328,886             1,317,247                960,172
                                     --------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                    --                     --                    --                     --
                                     --------------------  ---------------------  --------------------  ---------------------
        Total Liabilities..........                    --                     --                    --                     --
                                     --------------------  ---------------------  --------------------  ---------------------

NET ASSETS.........................  $         12,657,139  $           5,328,886  $          1,317,247  $             960,172
                                     ====================  =====================  ====================  =====================



                                        MIST BLACKROCK         MIST CLARION
                                        LARGE CAP CORE      GLOBAL REAL ESTATE
                                      INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  ---------------------
ASSETS:
   Investments at fair value.......  $          2,298,188  $           6,517,680
   Due from MetLife Investors USA
     Insurance Company.............                    --                     --
                                     --------------------  ---------------------
        Total Assets...............             2,298,188              6,517,680
                                     --------------------  ---------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                    --                     --
                                     --------------------  ---------------------
        Total Liabilities..........                    --                     --
                                     --------------------  ---------------------

NET ASSETS.........................  $          2,298,188  $           6,517,680
                                     ====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                             MIST                   MIST                  MIST              MIST INVESCO
                                          CLEARBRIDGE            CLEARBRIDGE         HARRIS OAKMARK         BALANCED-RISK
                                     AGGRESSIVE GROWTH II     AGGRESSIVE GROWTH       INTERNATIONAL          ALLOCATION
                                      INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                     ---------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value.......  $          11,374,822  $          3,621,943  $         12,281,184  $            943,574
   Due from MetLife Investors USA
     Insurance Company.............                     --                    --                    --                    --
                                     ---------------------  --------------------  --------------------  --------------------
        Total Assets...............             11,374,822             3,621,943            12,281,184               943,574
                                     ---------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                      1                    --                    --                    --
                                     ---------------------  --------------------  --------------------  --------------------
        Total Liabilities..........                      1                    --                    --                    --
                                     ---------------------  --------------------  --------------------  --------------------

NET ASSETS.........................  $          11,374,821  $          3,621,943  $         12,281,184  $            943,574
                                     =====================  ====================  ====================  ====================

                                                                                         MIST
                                         MIST INVESCO          MIST INVESCO         JPMORGAN GLOBAL        MIST JPMORGAN
                                         MID CAP VALUE       SMALL CAP GROWTH      ACTIVE ALLOCATION      SMALL CAP VALUE
                                      INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value.......  $          5,227,873  $          1,788,530  $            677,339  $          1,115,576
   Due from MetLife Investors USA
     Insurance Company.............                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------
        Total Assets...............             5,227,873             1,788,530               677,339             1,115,576
                                     --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------
        Total Liabilities..........                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------

NET ASSETS.........................  $          5,227,873  $          1,788,530  $            677,339  $          1,115,576
                                     ====================  ====================  ====================  ====================

                                             MIST
                                         LOOMIS SAYLES       MIST LORD ABBETT
                                        GLOBAL MARKETS        BOND DEBENTURE
                                      INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  --------------------
ASSETS:
   Investments at fair value.......  $          1,948,271  $          4,844,933
   Due from MetLife Investors USA
     Insurance Company.............                     3                    --
                                     --------------------  --------------------
        Total Assets...............             1,948,274             4,844,933
                                     --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                    --                    --
                                     --------------------  --------------------
        Total Liabilities..........                    --                    --
                                     --------------------  --------------------

NET ASSETS.........................  $          1,948,274  $          4,844,933
                                     ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                             MIST
                                         MET/TEMPLETON         MIST METLIFE          MIST METLIFE          MIST METLIFE
                                      INTERNATIONAL BOND    AGGRESSIVE STRATEGY      BALANCED PLUS        GROWTH STRATEGY
                                      INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value.......  $            385,777  $         15,040,635  $          1,668,173  $          3,264,097
   Due from MetLife Investors USA
     Insurance Company.............                    --                     2                    --                   353
                                     --------------------  --------------------  --------------------  --------------------
        Total Assets...............               385,777            15,040,637             1,668,173             3,264,450
                                     --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                    --                    --                     1                    --
                                     --------------------  --------------------  --------------------  --------------------
        Total Liabilities..........                    --                    --                     1                    --
                                     --------------------  --------------------  --------------------  --------------------

NET ASSETS.........................  $            385,777  $         15,040,637  $          1,668,172  $          3,264,450
                                     ====================  ====================  ====================  ====================

                                         MIST METLIFE                                    MIST                  MIST
                                          MULTI-INDEX        MIST MFS EMERGING       MFS RESEARCH         MORGAN STANLEY
                                         TARGETED RISK        MARKETS EQUITY         INTERNATIONAL        MID CAP GROWTH
                                      INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value.......  $             15,452  $          1,240,916  $          5,608,381  $          2,797,519
   Due from MetLife Investors USA
     Insurance Company.............                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------
        Total Assets...............                15,452             1,240,916             5,608,381             2,797,519
                                     --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------
        Total Liabilities..........                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------

NET ASSETS.........................  $             15,452  $          1,240,916  $          5,608,381  $          2,797,519
                                     ====================  ====================  ====================  ====================

                                             MIST                  MIST
                                          OPPENHEIMER         PIMCO INFLATION
                                         GLOBAL EQUITY        PROTECTED BOND
                                      INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  --------------------
ASSETS:
   Investments at fair value.......  $          7,378,603  $          5,852,386
   Due from MetLife Investors USA
     Insurance Company.............                    46                    --
                                     --------------------  --------------------
        Total Assets...............             7,378,649             5,852,386
                                     --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                    --                    --
                                     --------------------  --------------------
        Total Liabilities..........                    --                    --
                                     --------------------  --------------------

NET ASSETS.........................  $          7,378,649  $          5,852,386
                                     ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013



                                          MIST PIMCO           MIST PYRAMIS         MIST SCHRODERS       MIST SSGA GROWTH
                                         TOTAL RETURN          MANAGED RISK       GLOBAL MULTI-ASSET      AND INCOME ETF
                                      INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value.......  $         13,378,967  $            103,271  $            790,844  $          8,326,201
   Due from MetLife Investors USA
     Insurance Company.............                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------
        Total Assets...............            13,378,967               103,271               790,844             8,326,201
                                     --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------
        Total Liabilities..........                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------

NET ASSETS.........................  $         13,378,967  $            103,271  $            790,844  $          8,326,201
                                     ====================  ====================  ====================  ====================

                                                                                                                MSF
                                           MIST SSGA        MIST T. ROWE PRICE    MSF BAILLIE GIFFORD   BARCLAYS AGGREGATE
                                          GROWTH ETF          MID CAP GROWTH      INTERNATIONAL STOCK       BOND INDEX
                                      INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value.......  $          8,876,708  $          6,198,327  $          1,961,680  $         11,621,462
   Due from MetLife Investors USA
     Insurance Company.............                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------
        Total Assets...............             8,876,708             6,198,327             1,961,680            11,621,462
                                     --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------
        Total Liabilities..........                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------

NET ASSETS.........................  $          8,876,708  $          6,198,327  $          1,961,680  $         11,621,462
                                     ====================  ====================  ====================  ====================


                                         MSF BLACKROCK         MSF BLACKROCK
                                          BOND INCOME      CAPITAL APPRECIATION
                                      INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  --------------------
ASSETS:
   Investments at fair value.......  $          2,721,063  $          2,081,981
   Due from MetLife Investors USA
     Insurance Company.............                    --                    --
                                     --------------------  --------------------
        Total Assets...............             2,721,063             2,081,981
                                     --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                     2                     1
                                     --------------------  --------------------
        Total Liabilities..........                     2                     1
                                     --------------------  --------------------

NET ASSETS.........................  $          2,721,061  $          2,081,980
                                     ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013



                                         MSF BLACKROCK         MSF BLACKROCK           MSF DAVIS           MSF FRONTIER
                                          DIVERSIFIED         LARGE CAP VALUE        VENTURE VALUE        MID CAP GROWTH
                                      INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value.......  $          1,783,279  $          6,130,399  $         11,124,108  $          3,014,510
   Due from MetLife Investors USA
     Insurance Company.............                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------
        Total Assets...............             1,783,279             6,130,399            11,124,108             3,014,510
                                     --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                    --                     1                    --                    --
                                     --------------------  --------------------  --------------------  --------------------
        Total Liabilities..........                    --                     1                    --                    --
                                     --------------------  --------------------  --------------------  --------------------

NET ASSETS.........................  $          1,783,279  $          6,130,398  $         11,124,108  $          3,014,510
                                     ====================  ====================  ====================  ====================


                                         MSF JENNISON        MSF LOOMIS SAYLES     MSF LOOMIS SAYLES      MSF MET/ARTISAN
                                            GROWTH            SMALL CAP CORE       SMALL CAP GROWTH        MID CAP VALUE
                                      INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value.......  $          2,745,868  $          4,050,764  $          1,839,284  $          2,541,703
   Due from MetLife Investors USA
     Insurance Company.............                    --                    --                    --                    --
                                     --------------------  --------------------  --------------------  --------------------
        Total Assets...............             2,745,868             4,050,764             1,839,284             2,541,703
                                     --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                    --                     2                    --                     2
                                     --------------------  --------------------  --------------------  --------------------
        Total Liabilities..........                    --                     2                    --                     2
                                     --------------------  --------------------  --------------------  --------------------

NET ASSETS.........................  $          2,745,868  $          4,050,762  $          1,839,284  $          2,541,701
                                     ====================  ====================  ====================  ====================

                                          MSF METLIFE           MSF METLIFE
                                         CONSERVATIVE         CONSERVATIVE TO
                                          ALLOCATION        MODERATE ALLOCATION
                                      INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  --------------------
ASSETS:
   Investments at fair value.......  $          2,767,707  $          5,125,237
   Due from MetLife Investors USA
     Insurance Company.............                    --                    --
                                     --------------------  --------------------
        Total Assets...............             2,767,707             5,125,237
                                     --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                     1                    --
                                     --------------------  --------------------
        Total Liabilities..........                     1                    --
                                     --------------------  --------------------

NET ASSETS.........................  $          2,767,706  $          5,125,237
                                     ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                                      MSF METLIFE
                                          MSF METLIFE           MSF METLIFE           MODERATE TO            MSF METLIFE
                                      MID CAP STOCK INDEX   MODERATE ALLOCATION  AGGRESSIVE ALLOCATION       STOCK INDEX
                                      INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                     --------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value.......  $          7,771,878  $         29,901,172  $         60,850,163   $         26,912,058
   Due from MetLife Investors USA
     Insurance Company.............                    --                    --                    --                     --
                                     --------------------  --------------------  ---------------------  --------------------
        Total Assets...............             7,771,878            29,901,172            60,850,163             26,912,058
                                     --------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                    --                    --                    --                     --
                                     --------------------  --------------------  ---------------------  --------------------
        Total Liabilities..........                    --                    --                    --                     --
                                     --------------------  --------------------  ---------------------  --------------------

NET ASSETS.........................  $          7,771,878  $         29,901,172  $         60,850,163   $         26,912,058
                                     ====================  ====================  =====================  ====================


                                            MSF MFS                                    MSF MSCI            MSF NEUBERGER
                                         TOTAL RETURN          MSF MFS VALUE          EAFE INDEX          BERMAN GENESIS
                                      INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value.......  $          2,252,381  $          7,010,521  $         10,474,509  $          3,316,512
   Due from MetLife Investors USA
     Insurance Company.............                    --                    --                    --                   146
                                     --------------------  --------------------  --------------------  --------------------
        Total Assets...............             2,252,381             7,010,521            10,474,509             3,316,658
                                     --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                     1                   300                    --                    --
                                     --------------------  --------------------  --------------------  --------------------
        Total Liabilities..........                     1                   300                    --                    --
                                     --------------------  --------------------  --------------------  --------------------

NET ASSETS.........................  $          2,252,380  $          7,010,221  $         10,474,509  $          3,316,658
                                     ====================  ====================  ====================  ====================


                                              MSF            MSF T. ROWE PRICE
                                      RUSSELL 2000 INDEX     LARGE CAP GROWTH
                                      INVESTMENT DIVISION   INVESTMENT DIVISION
                                     --------------------  --------------------
ASSETS:
   Investments at fair value.......  $          5,766,642  $          6,502,020
   Due from MetLife Investors USA
     Insurance Company.............                    --                   551
                                     --------------------  --------------------
        Total Assets...............             5,766,642             6,502,571
                                     --------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.............                    --                    --
                                     --------------------  --------------------
        Total Liabilities..........                    --                    --
                                     --------------------  --------------------

NET ASSETS.........................  $          5,766,642  $          6,502,571
                                     ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2013


                                                                                          MSF WESTERN ASSET       MSF WESTERN ASSET
                                           MSF T. ROWE PRICE      MSF VAN ECK GLOBAL    MANAGEMENT STRATEGIC         MANAGEMENT
                                           SMALL CAP GROWTH        NATURAL RESOURCES     BOND OPPORTUNITIES        U.S. GOVERNMENT
                                          INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION
                                         ---------------------   --------------------   --------------------    --------------------
ASSETS:
   Investments at fair value...........  $           4,533,082   $          1,202,900   $          2,202,024    $          1,349,753
   Due from MetLife Investors USA
     Insurance Company.................                     --                     --                     --                      --
                                         ---------------------   --------------------   --------------------    --------------------
        Total Assets...................              4,533,082              1,202,900              2,202,024               1,349,753
                                         ---------------------   --------------------   --------------------    --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company.................                     --                      1                     --                      --
                                         ---------------------   --------------------   --------------------    --------------------
        Total Liabilities..............                     --                      1                     --                      --
                                         ---------------------   --------------------   --------------------    --------------------

NET ASSETS.............................  $           4,533,082   $          1,202,899   $          2,202,024    $          1,349,753
                                         =====================   ====================   ====================    ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                                        AMERICAN FUNDS
                                                  AMERICAN FUNDS         GLOBAL SMALL          AMERICAN FUNDS
                                                       BOND             CAPITALIZATION             GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             63,958  $              84,213  $            224,432
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                     --                    --
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......                63,958                 84,213               224,432
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                37,683                     --                    --
      Realized gains (losses) on sale of
         investments.........................                 1,581                112,869               277,112
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......                39,264                112,869               277,112
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             (175,081)              2,202,529             5,576,046
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             (135,817)              2,315,398             5,853,158
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           (71,859)  $           2,399,611  $          6,077,590
                                               ====================  =====================  ====================



                                                  AMERICAN FUNDS         FTVIPT FRANKLIN           FTVIPT MUTUAL
                                                   GROWTH-INCOME        INCOME SECURITIES        SHARES SECURITIES
                                                INVESTMENT DIVISION  INVESTMENT DIVISION (a)  INVESTMENT DIVISION (a)
                                               --------------------  -----------------------  -----------------------
INVESTMENT INCOME:
      Dividends..............................  $            198,270   $              6,956    $               1,405
                                               --------------------  -----------------------  -----------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                     --                       --
                                               --------------------  -----------------------  -----------------------
           Net investment income (loss)......               198,270                  6,956                    1,405
                                               --------------------  -----------------------  -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                     --                       --
      Realized gains (losses) on sale of
         investments.........................               178,198                (3,078)                      929
                                               --------------------  -----------------------  -----------------------
           Net realized gains (losses).......               178,198                (3,078)                      929
                                               --------------------  -----------------------  -----------------------
      Change in unrealized gains (losses)
         on investments......................             3,594,631                  4,737                    8,862
                                               --------------------  -----------------------  -----------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             3,772,829                  1,659                    9,791
                                               --------------------  -----------------------  -----------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          3,971,099   $              8,615    $              11,196
                                               ====================  =======================  =======================

                                                       MIST
                                                 ALLIANCEBERNSTEIN           MIST                  MIST
                                                  GLOBAL DYNAMIC        AMERICAN FUNDS        AMERICAN FUNDS
                                                    ALLOCATION        BALANCED ALLOCATION    GROWTH ALLOCATION
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $              5,790  $             45,121  $             134,944
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                    --                     --
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......                 5,790                45,121                134,944
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 9,623               164,249                567,317
      Realized gains (losses) on sale of
         investments.........................               (1,396)                12,399                 92,484
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                 8,227               176,648                659,801
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                30,863               288,001              1,628,462
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                39,090               464,649              2,288,263
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             44,880  $            509,770  $           2,423,207
                                               ====================  ====================  =====================


                                                       MIST
                                                  AMERICAN FUNDS
                                                MODERATE ALLOCATION
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $             85,566
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --
                                               --------------------
           Net investment income (loss)......                85,566
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               232,195
      Realized gains (losses) on sale of
         investments.........................                24,379
                                               --------------------
           Net realized gains (losses).......               256,574
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................               248,738
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               505,312
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            590,878
                                               ====================

(a) For the period April 29, 2013 to December 31, 2013.




 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                       MIST                  MIST
                                                    AQR GLOBAL         BLACKROCK GLOBAL       MIST BLACKROCK
                                                   RISK BALANCED      TACTICAL STRATEGIES     LARGE CAP CORE
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             18,379  $              8,191  $             22,694
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                    --                    --
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                18,379                 8,191                22,694
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                34,247                13,241                    --
      Realized gains (losses) on sale of
         investments.........................              (41,174)                   359                25,673
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               (6,927)                13,600                25,673
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................              (57,503)                44,210               467,697
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................              (64,430)                57,810               493,370
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           (46,051)  $             66,001  $            516,064
                                               ====================  ====================  ====================


                                                   MIST CLARION        MIST CLEARBRIDGE       MIST CLEARBRIDGE
                                                GLOBAL REAL ESTATE   AGGRESSIVE GROWTH II     AGGRESSIVE GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            375,112  $              71,321  $              9,644
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                     --                    --
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......               375,112                 71,321                 9,644
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                     --                    --
      Realized gains (losses) on sale of
         investments.........................                51,857                200,574                95,751
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......                51,857                200,574                95,751
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             (246,956)              2,208,237               846,514
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             (195,099)              2,408,811               942,265
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            180,013  $           2,480,132  $            951,909
                                               ====================  =====================  ====================

                                                       MIST               MIST INVESCO
                                                  HARRIS OAKMARK          BALANCED-RISK         MIST INVESCO
                                                   INTERNATIONAL           ALLOCATION           MID CAP VALUE
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             248,245  $                 --  $              39,759
                                               ---------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                     --                    --                     --
                                               ---------------------  --------------------  ---------------------
           Net investment income (loss)......                248,245                    --                 39,759
                                               ---------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --                 8,827                     --
      Realized gains (losses) on sale of
         investments.........................                153,029                 1,187                 48,650
                                               ---------------------  --------------------  ---------------------
           Net realized gains (losses).......                153,029                10,014                 48,650
                                               ---------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................              2,195,267                 1,869              1,093,925
                                               ---------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................              2,348,296                11,883              1,142,575
                                               ---------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           2,596,541  $             11,883  $           1,182,334
                                               =====================  ====================  =====================


                                                   MIST INVESCO
                                                 SMALL CAP GROWTH
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $              5,579
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --
                                               --------------------
           Net investment income (loss)......                 5,579
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                75,817
      Realized gains (losses) on sale of
         investments.........................                25,513
                                               --------------------
           Net realized gains (losses).......               101,330
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................               368,356
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               469,686
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            475,265
                                               ====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                       MIST                                          MIST
                                                  JPMORGAN GLOBAL        MIST JPMORGAN           LOOMIS SAYLES
                                                 ACTIVE ALLOCATION      SMALL CAP VALUE         GLOBAL MARKETS
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION (a)
                                               --------------------  ---------------------  -----------------------
INVESTMENT INCOME:
      Dividends..............................  $                289  $               6,129   $                 --
                                               --------------------  ---------------------  -----------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                     --                     --
                                               --------------------  ---------------------  -----------------------
           Net investment income (loss)......                   289                  6,129                     --
                                               --------------------  ---------------------  -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 1,704                     --                     --
      Realized gains (losses) on sale of
         investments.........................                 6,208                 18,351                  8,615
                                               --------------------  ---------------------  -----------------------
           Net realized gains (losses).......                 7,912                 18,351                  8,615
                                               --------------------  ---------------------  -----------------------
      Change in unrealized gains (losses)
         on investments......................                37,892                238,169                191,984
                                               --------------------  ---------------------  -----------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                45,804                256,520                200,599
                                               --------------------  ---------------------  -----------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             46,093  $             262,649   $            200,599
                                               ====================  =====================  =======================

                                                                               MIST
                                                 MIST LORD ABBETT          MET/TEMPLETON         MIST METLIFE
                                                  BOND DEBENTURE        INTERNATIONAL BOND    AGGRESSIVE STRATEGY
                                                INVESTMENT DIVISION     INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             287,962  $               3,683  $            116,881
                                               ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                     --                     --                    --
                                               ---------------------  ---------------------  --------------------
           Net investment income (loss)......                287,962                  3,683               116,881
                                               ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --                    739                    --
      Realized gains (losses) on sale of
         investments.........................                 24,342                (1,345)               144,207
                                               ---------------------  ---------------------  --------------------
           Net realized gains (losses).......                 24,342                  (606)               144,207
                                               ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                 29,621                (1,665)             3,001,702
                                               ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                 53,963                (2,271)             3,145,909
                                               ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             341,925  $               1,412  $          3,262,790
                                               =====================  =====================  ====================

                                                                                                   MIST METLIFE
                                                   MIST METLIFE           MIST METLIFE              MULTI-INDEX
                                                   BALANCED PLUS         GROWTH STRATEGY           TARGETED RISK
                                                INVESTMENT DIVISION  INVESTMENT DIVISION (a)  INVESTMENT DIVISION (a)
                                               --------------------  -----------------------  -----------------------
INVESTMENT INCOME:
      Dividends..............................  $              7,325   $                  --    $                 45
                                               --------------------  -----------------------  -----------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                      --                      --
                                               --------------------  -----------------------  -----------------------
           Net investment income (loss)......                 7,325                      --                      45
                                               --------------------  -----------------------  -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                11,832                      --                     343
      Realized gains (losses) on sale of
         investments.........................                 7,309                  11,558                   1,762
                                               --------------------  -----------------------  -----------------------
           Net realized gains (losses).......                19,141                  11,558                   2,105
                                               --------------------  -----------------------  -----------------------
      Change in unrealized gains (losses)
         on investments......................                73,164                 422,916                     208
                                               --------------------  -----------------------  -----------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                92,305                 434,474                   2,313
                                               --------------------  -----------------------  -----------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             99,630   $             434,474    $              2,358
                                               ====================  =======================  =======================


                                                 MIST MFS EMERGING
                                                  MARKETS EQUITY
                                                INVESTMENT DIVISION
                                               ---------------------
INVESTMENT INCOME:
      Dividends..............................  $              10,380
                                               ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                     --
                                               ---------------------
           Net investment income (loss)......                 10,380
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --
      Realized gains (losses) on sale of
         investments.........................                  1,495
                                               ---------------------
           Net realized gains (losses).......                  1,495
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................               (40,785)
                                               ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               (39,290)
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            (28,910)
                                               =====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                      MIST                  MIST                  MIST                  MIST
                                                  MFS RESEARCH         MORGAN STANLEY          OPPENHEIMER         PIMCO INFLATION
                                                  INTERNATIONAL        MID CAP GROWTH         GLOBAL EQUITY        PROTECTED BOND
                                               INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $           130,332   $             17,530  $             76,110  $            130,305
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                   --                     --                    --                    --
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....              130,332                 17,530                76,110               130,305
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --                     --                    --               310,087
      Realized gains (losses) on sale of
        investments.........................               46,662                 91,093                45,606              (56,042)
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......               46,662                 91,093                45,606               254,045
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................              696,944                643,496             1,185,288             (909,540)
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              743,606                734,589             1,230,894             (655,495)
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           873,938   $            752,119  $          1,307,004  $          (525,190)
                                              ====================  ====================  ====================  ====================

                                                                             MIST
                                                   MIST PIMCO           PYRAMIS MANAGED        MIST SCHRODERS
                                                  TOTAL RETURN          RISK PORTFOLIO       GLOBAL MULTI-ASSET
                                               INVESTMENT DIVISION  INVESTMENT DIVISION (a)  INVESTMENT DIVISION
                                              --------------------  -----------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $            510,089   $                792    $                20
                                              --------------------  -----------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                    --                     --                     --
                                              --------------------  -----------------------  -------------------
           Net investment income (loss).....               510,089                    792                     20
                                              --------------------  -----------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               223,919                  1,775                    849
      Realized gains (losses) on sale of
        investments.........................              (10,469)                (4,790)                (5,570)
                                              --------------------  -----------------------  -------------------
           Net realized gains (losses)......               213,450                (3,015)                (4,721)
                                              --------------------  -----------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................             (928,897)                  4,510                 43,512
                                              --------------------  -----------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             (715,447)                  1,495                 38,791
                                              --------------------  -----------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          (205,358)   $              2,287    $            38,811
                                              ====================  =======================  ===================


                                                MIST SSGA GROWTH          MIST SSGA        MIST T. ROWE PRICE
                                                 AND INCOME ETF          GROWTH ETF          MID CAP GROWTH
                                               INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                              --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $           175,394   $            152,246  $             18,067
                                              --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                   --                     --                    --
                                              --------------------  --------------------  --------------------
           Net investment income (loss).....              175,394                152,246                18,067
                                              --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........              150,338                237,885               223,229
      Realized gains (losses) on sale of
        investments.........................               62,661                 51,899                84,547
                                              --------------------  --------------------  --------------------
           Net realized gains (losses)......              212,999                289,784               307,776
                                              --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................              496,167                781,387             1,184,460
                                              --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              709,166              1,071,171             1,492,236
                                              --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           884,560   $          1,223,417  $          1,510,303
                                              ====================  ====================  ====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                               MSF
                                                 MSF BAILLIE GIFFORD   BARCLAYS AGGREGATE        MSF BLACKROCK
                                                 INTERNATIONAL STOCK       BOND INDEX             BOND INCOME
                                                 INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               ---------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $              26,266  $            336,891  $              91,077
                                               ---------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                     --                    --                     --
                                               ---------------------  --------------------  ---------------------
           Net investment income (loss)......                 26,266               336,891                 91,077
                                               ---------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --                    --                 55,514
      Realized gains (losses) on sale of
         investments.........................                 12,212               (6,555)                  1,345
                                               ---------------------  --------------------  ---------------------
           Net realized gains (losses).......                 12,212               (6,555)                 56,859
                                               ---------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                215,622             (558,307)              (166,994)
                                               ---------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                227,834             (564,862)              (110,135)
                                               ---------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             254,100  $          (227,971)  $            (19,058)
                                               =====================  ====================  =====================


                                                   MSF BLACKROCK         MSF BLACKROCK          MSF BLACKROCK
                                               CAPITAL APPRECIATION       DIVERSIFIED          LARGE CAP VALUE
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             13,194  $             34,457  $              70,276
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                    --                     --
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......                13,194                34,457                 70,276
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                    --                271,703
      Realized gains (losses) on sale of
         investments.........................                40,565                 7,869                 76,522
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                40,565                 7,869                348,225
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................               455,390               236,979              1,005,769
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               495,955               244,848              1,353,994
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            509,149  $            279,305  $           1,424,270
                                               ====================  ====================  =====================


                                                     MSF DAVIS           MSF FRONTIER           MSF JENNISON
                                                   VENTURE VALUE        MID CAP GROWTH             GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            126,492  $              31,703  $              8,613
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                     --                    --
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......               126,492                 31,703                 8,613
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               151,074                 59,749                21,140
      Realized gains (losses) on sale of
         investments.........................               192,976                 46,429                31,687
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......               344,050                106,178                52,827
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             2,246,472                586,239               646,731
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             2,590,522                692,417               699,558
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          2,717,014  $             724,120  $            708,171
                                               ====================  =====================  ====================


                                                 MSF LOOMIS SAYLES
                                                  SMALL CAP CORE
                                                INVESTMENT DIVISION
                                               ---------------------
INVESTMENT INCOME:
      Dividends..............................  $              14,224
                                               ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                     --
                                               ---------------------
           Net investment income (loss)......                 14,224
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                241,216
      Realized gains (losses) on sale of
         investments.........................                 85,003
                                               ---------------------
           Net realized gains (losses).......                326,219
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................                807,987
                                               ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................              1,134,206
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           1,148,430
                                               =====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                                MSF METLIFE
                                                 MSF LOOMIS SAYLES      MSF MET/ARTISAN        CONSERVATIVE
                                                 SMALL CAP GROWTH        MID CAP VALUE          ALLOCATION
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --  $             18,413  $             73,332
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                    --                    --
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                    --                18,413                73,332
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                    --                11,080
      Realized gains (losses) on sale of
         investments.........................                60,475                35,621                14,926
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                60,475                35,621                26,006
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               472,507               559,511                 7,134
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               532,982               595,132                33,140
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            532,982  $            613,545  $            106,472
                                               ====================  ====================  ====================

                                                    MSF METLIFE
                                                  CONSERVATIVE TO         MSF METLIFE            MSF METLIFE
                                                MODERATE ALLOCATION   MID CAP STOCK INDEX    MODERATE ALLOCATION
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            109,454  $             67,560   $            538,853
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                    --                     --
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......               109,454                67,560                538,853
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                41,244               165,575                196,297
      Realized gains (losses) on sale of
         investments.........................                89,921               135,768                238,877
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......               131,165               301,343                435,174
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               209,570             1,365,701              3,339,452
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               340,735             1,667,044              3,774,626
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            450,189  $          1,734,604   $          4,313,479
                                               ====================  =====================  ====================

                                                    MSF METLIFE
                                                    MODERATE TO            MSF METLIFE             MSF MFS
                                               AGGRESSIVE ALLOCATION       STOCK INDEX          TOTAL RETURN
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            843,640   $            404,338  $             47,790
                                               ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                     --                    --
                                               ---------------------  --------------------  --------------------
           Net investment income (loss)......               843,640                404,338                47,790
                                               ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                328,091                    --
      Realized gains (losses) on sale of
         investments.........................               809,552                579,406                24,491
                                               ---------------------  --------------------  --------------------
           Net realized gains (losses).......               809,552                907,497                24,491
                                               ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             9,781,513              4,977,124               256,988
                                               ---------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            10,591,065              5,884,621               281,479
                                               ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         11,434,705   $          6,288,959  $            329,269
                                               =====================  ====================  ====================



                                                   MSF MFS VALUE
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $             33,656
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --
                                               --------------------
           Net investment income (loss)......                33,656
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                57,148
      Realized gains (losses) on sale of
         investments.........................                58,149
                                               --------------------
           Net realized gains (losses).......               115,297
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................             1,169,099
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             1,284,396
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          1,318,052
                                               ====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                     MSF MSCI            MSF NEUBERGER              MSF
                                                    EAFE INDEX          BERMAN GENESIS      RUSSELL 2000 INDEX
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            255,301  $             13,104  $             67,622
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                    --                    --
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......               255,301                13,104                67,622
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                    --                    --
      Realized gains (losses) on sale of
         investments.........................               115,095                47,366               379,757
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               115,095                47,366               379,757
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             1,376,411               759,166             1,064,585
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             1,491,506               806,532             1,444,342
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          1,746,807  $            819,636  $          1,511,964
                                               ====================  ====================  ====================


                                                 MSF T. ROWE PRICE     MSF T. ROWE PRICE    MSF VAN ECK GLOBAL
                                                 LARGE CAP GROWTH      SMALL CAP GROWTH      NATURAL RESOURCES
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $              6,423  $             10,507  $              6,738
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                    --                    --
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                 6,423                10,507                 6,738
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --               162,337                    --
      Realized gains (losses) on sale of
         investments.........................                96,552                96,865                 2,817
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                96,552               259,202                 2,817
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             1,414,689               990,989                98,659
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             1,511,241             1,250,191               101,476
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          1,517,664  $          1,260,698  $            108,214
                                               ====================  ====================  ====================

                                                 MSF WESTERN ASSET     MSF WESTERN ASSET
                                               MANAGEMENT STRATEGIC       MANAGEMENT
                                                BOND OPPORTUNITIES      U.S. GOVERNMENT
                                                INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            108,593  $             29,037
                                               --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    --                    --
                                               --------------------  --------------------
           Net investment income (loss)......               108,593                29,037
                                               --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                    --
      Realized gains (losses) on sale of
         investments.........................                22,235                   317
                                               --------------------  --------------------
           Net realized gains (losses).......                22,235                   317
                                               --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             (110,630)              (39,218)
                                               --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................              (88,395)              (38,901)
                                               --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             20,198  $            (9,864)
                                               ====================  ====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                      AMERICAN FUNDS
                                                AMERICAN FUNDS BOND             GLOBAL SMALL CAPITALIZATION
                                                INVESTMENT DIVISION                 INVESTMENT DIVISION
                                        ----------------------------------  ----------------------------------
                                              2013              2012              2013              2012
                                        ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         63,958  $         71,796  $         84,213  $         93,663
   Net realized gains (losses)........            39,264            12,475           112,869            45,667
   Change in unrealized gains
     (losses) on investments..........         (175,081)            49,666         2,202,529         1,004,640
                                        ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          (71,859)           133,937         2,399,611         1,143,970
                                        ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............           810,692           750,726         2,398,732         2,313,763
   Net transfers (including
     fixed account)...................           360,438           249,001           148,976          (45,301)
   Policy charges.....................         (257,287)         (234,734)         (946,430)         (799,869)
   Transfers for policy benefits
     and terminations.................         (135,055)          (65,564)         (460,095)         (318,649)
                                        ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........           778,788           699,429         1,141,183         1,149,944
                                        ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.................           706,929           833,366         3,540,794         2,293,914
NET ASSETS:
   Beginning of year..................         2,977,166         2,143,800         7,997,921         5,704,007
                                        ----------------  ----------------  ----------------  ----------------
   End of year........................  $      3,684,095  $      2,977,166  $     11,538,715  $      7,997,921
                                        ================  ================  ================  ================

                                                                                                               FTVIPT FRANKLIN
                                              AMERICAN FUNDS GROWTH         AMERICAN FUNDS GROWTH-INCOME      INCOME SECURITIES
                                               INVESTMENT DIVISION               INVESTMENT DIVISION         INVESTMENT DIVISION
                                        --------------------------------  ---------------------------------  -------------------
                                             2013             2012              2013             2012             2013 (a)
                                        ---------------  ---------------  ---------------  ----------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       224,432  $       137,498  $       198,270  $        167,958   $          6,956
   Net realized gains (losses)........          277,112          130,000          178,198            98,855            (3,078)
   Change in unrealized gains
     (losses) on investments..........        5,576,046        2,284,281        3,594,631         1,229,762              4,737
                                        ---------------  ---------------  ---------------  ----------------  -------------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        6,077,590        2,551,779        3,971,099         1,496,575              8,615
                                        ---------------  ---------------  ---------------  ----------------  -------------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............        5,484,410        5,346,925        3,066,473         2,968,408             26,110
   Net transfers (including
     fixed account)...................          429,780          240,286           67,106           120,767            142,658
   Policy charges.....................      (2,191,579)      (1,861,702)      (1,141,714)         (956,420)            (3,180)
   Transfers for policy benefits
     and terminations.................      (1,208,476)        (692,097)        (548,165)         (479,446)              (134)
                                        ---------------  ---------------  ---------------  ----------------  -------------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        2,514,135        3,033,412        1,443,700         1,653,309            165,454
                                        ---------------  ---------------  ---------------  ----------------  -------------------
     Net increase (decrease)
        in net assets.................        8,591,725        5,585,191        5,414,799         3,149,884            174,069
NET ASSETS:
   Beginning of year..................       18,746,001       13,160,810       11,125,433         7,975,549                 --
                                        ---------------  ---------------  ---------------  ----------------  -------------------
   End of year........................  $    27,337,726  $    18,746,001  $    16,540,232  $     11,125,433   $        174,069
                                        ===============  ===============  ===============  ================  ===================

                                           FTVIPT MUTUAL          MIST ALLIANCEBERNSTEIN                MIST AMERICAN FUNDS
                                         SHARES SECURITIES       GLOBAL DYNAMIC ALLOCATION              BALANCED ALLOCATION
                                        INVESTMENT DIVISION         INVESTMENT DIVISION                 INVESTMENT DIVISION
                                        -------------------  ---------------------------------  ---------------------------------
                                             2013 (a)             2013            2012 (b)            2013              2012
                                         ----------------    ---------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......   $          1,405    $         5,790  $             --  $         45,121  $        37,296
   Net realized gains (losses)........                929              8,227             1,232           176,648           33,763
   Change in unrealized gains
     (losses) on investments..........              8,862             30,863             6,540           288,001          172,376
                                         ----------------    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............             11,196             44,880             7,772           509,770          243,435
                                         ----------------    ---------------  ----------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............             20,911            288,615            38,487           613,561          577,596
   Net transfers (including
     fixed account)...................            149,823            231,664           126,684           615,162          258,824
   Policy charges.....................            (5,783)           (47,086)           (8,644)         (300,860)        (222,048)
   Transfers for policy benefits
     and terminations.................              (101)              (518)             (262)          (64,494)         (83,951)
                                         ----------------    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........            164,850            472,675           156,265           863,369          530,421
                                         ----------------    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................            176,046            517,555           164,037         1,373,139          773,856
NET ASSETS:
   Beginning of year..................                 --            164,037                --         2,313,287        1,539,431
                                         ----------------    ---------------  ----------------  ----------------  ---------------
   End of year........................   $        176,046    $       681,592  $        164,037  $      3,686,426  $     2,313,287
                                         ================    ===============  ================  ================  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                               MIST AMERICAN FUNDS                MIST AMERICAN FUNDS
                                                GROWTH ALLOCATION                 MODERATE ALLOCATION
                                               INVESTMENT DIVISION                INVESTMENT DIVISION
                                        ---------------------------------  --------------------------------
                                              2013              2012             2013             2012
                                        ----------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        134,944  $       105,210  $        85,566  $        73,420
   Net realized gains (losses)........           659,801           31,924          256,574           61,572
   Change in unrealized gains
     (losses) on investments..........         1,628,462          962,953          248,738          184,370
                                        ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............         2,423,207        1,100,087          590,878          319,362
                                        ----------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............         2,699,546        2,489,380        1,725,387        1,790,836
   Net transfers (including
     fixed account)...................           158,646          342,646           87,303        (124,709)
   Policy charges.....................       (1,039,449)        (891,095)        (581,505)        (479,954)
   Transfers for policy benefits
     and terminations.................         (380,086)        (272,376)        (270,072)        (116,263)
                                        ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........         1,438,657        1,668,555          961,113        1,069,910
                                        ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................         3,861,864        2,768,642        1,551,991        1,389,272
NET ASSETS:
   Beginning of year..................         8,795,275        6,026,633        3,776,895        2,387,623
                                        ----------------  ---------------  ---------------  ---------------
   End of year........................  $     12,657,139  $     8,795,275  $     5,328,886  $     3,776,895
                                        ================  ===============  ===============  ===============

                                                    MIST AQR                     MIST BLACKROCK GLOBAL
                                              GLOBAL RISK BALANCED                TACTICAL STRATEGIES
                                               INVESTMENT DIVISION                INVESTMENT DIVISION
                                        ---------------------------------  --------------------------------
                                              2013            2012 (b)          2013            2012 (b)
                                        ----------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         18,379  $            --  $         8,191  $            --
   Net realized gains (losses)........           (6,927)            2,780           13,600            1,755
   Change in unrealized gains
     (losses) on investments..........          (57,503)           12,934           44,210           10,616
                                        ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          (46,051)           15,714           66,001           12,371
                                        ----------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............           611,175          108,447          394,903          114,407
   Net transfers (including
     fixed account)...................           435,913          361,561          303,861          179,785
   Policy charges.....................         (117,799)         (23,584)         (86,876)         (18,308)
   Transfers for policy benefits
     and terminations.................          (23,194)          (4,935)          (5,591)            (381)
                                        ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........           906,095          441,489          606,297          275,503
                                        ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................           860,044          457,203          672,298          287,874
NET ASSETS:
   Beginning of year..................           457,203               --          287,874               --
                                        ----------------  ---------------  ---------------  ---------------
   End of year........................  $      1,317,247  $       457,203  $       960,172  $       287,874
                                        ================  ===============  ===============  ===============

                                                 MIST BLACKROCK                       MIST CLARION
                                                 LARGE CAP CORE                    GLOBAL REAL ESTATE
                                               INVESTMENT DIVISION                 INVESTMENT DIVISION
                                        ---------------------------------  ---------------------------------
                                              2013             2012              2013              2012
                                        ---------------   ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        22,694   $        11,000  $        375,112  $        85,293
   Net realized gains (losses)........           25,673             8,482            51,857           50,369
   Change in unrealized gains
     (losses) on investments..........          467,697            91,818         (246,956)          764,489
                                        ---------------   ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          516,064           111,300           180,013          900,151
                                        ---------------   ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          551,845           398,504         1,510,423        1,458,227
   Net transfers (including
     fixed account)...................          160,172           203,007           665,442          264,855
   Policy charges.....................        (167,926)         (128,269)         (549,020)        (446,269)
   Transfers for policy benefits
     and terminations.................         (42,954)          (28,746)         (242,119)        (180,992)
                                        ---------------   ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          501,137           444,496         1,384,726        1,095,821
                                        ---------------   ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................        1,017,201           555,796         1,564,739        1,995,972
NET ASSETS:
   Beginning of year..................        1,280,987           725,191         4,952,941        2,956,969
                                        ---------------   ---------------  ----------------  ---------------
   End of year........................  $     2,298,188   $     1,280,987  $      6,517,680  $     4,952,941
                                        ===============   ===============  ================  ===============

                                                 MIST CLEARBRIDGE
                                               AGGRESSIVE GROWTH II
                                                INVESTMENT DIVISION
                                        ---------------------------------
                                              2013              2012
                                         ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......   $        71,321  $        28,238
   Net realized gains (losses)........           200,574           89,157
   Change in unrealized gains
     (losses) on investments..........         2,208,237        1,183,963
                                         ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............         2,480,132        1,301,358
                                         ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............         2,187,332        2,327,537
   Net transfers (including
     fixed account)...................             3,999           66,120
   Policy charges.....................         (888,038)        (770,853)
   Transfers for policy benefits
     and terminations.................         (500,200)        (290,240)
                                         ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........           803,093        1,332,564
                                         ---------------  ---------------
     Net increase (decrease)
        in net assets.................         3,283,225        2,633,922
NET ASSETS:
   Beginning of year..................         8,091,596        5,457,674
                                         ---------------  ---------------
   End of year........................   $    11,374,821  $     8,091,596
                                         ===============  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                MIST CLEARBRIDGE                     MIST HARRIS
                                                AGGRESSIVE GROWTH               OAKMARK INTERNATIONAL
                                               INVESTMENT DIVISION               INVESTMENT DIVISION
                                        --------------------------------  --------------------------------
                                              2013             2012             2013             2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         9,644  $         3,186  $       248,245  $       102,638
   Net realized gains (losses)........           95,751           35,919          153,029           72,981
   Change in unrealized gains
     (losses) on investments..........          846,514          204,789        2,195,267        1,488,805
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          951,909          243,894        2,596,541        1,664,424
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          602,690          417,137        2,221,441        2,046,662
   Net transfers (including
     fixed account)...................          506,629          181,325          860,275          169,406
   Policy charges.....................        (224,113)        (147,433)        (800,622)        (601,214)
   Transfers for policy benefits
     and terminations.................         (48,972)         (69,360)        (351,327)        (299,225)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          836,234          381,669        1,929,767        1,315,629
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        1,788,143          625,563        4,526,308        2,980,053
NET ASSETS:
   Beginning of year..................        1,833,800        1,208,237        7,754,876        4,774,823
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $     3,621,943  $     1,833,800  $    12,281,184  $     7,754,876
                                        ===============  ===============  ===============  ===============

                                                  MIST INVESCO
                                            BALANCED-RISK ALLOCATION          MIST INVESCO MID CAP VALUE
                                               INVESTMENT DIVISION                INVESTMENT DIVISION
                                        --------------------------------  ---------------------------------
                                              2013           2012 (b)           2013            2012 (b)
                                        ---------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $            --  $         1,946  $         39,759  $            --
   Net realized gains (losses)........           10,014            7,235            48,650          (1,282)
   Change in unrealized gains
     (losses) on investments..........            1,869            7,832         1,093,925          144,184
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           11,883           17,013         1,182,334          142,902
                                        ---------------  ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          352,368          171,658         1,002,963          670,963
   Net transfers (including
     fixed account)...................         (13,670)          495,060          (36,483)        3,320,570
   Policy charges.....................         (67,273)         (17,189)         (412,803)        (252,046)
   Transfers for policy benefits
     and terminations.................          (5,823)            (453)         (279,843)        (110,684)
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          265,602          649,076           273,834        3,628,803
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................          277,485          666,089         1,456,168        3,771,705
NET ASSETS:
   Beginning of year..................          666,089               --         3,771,705               --
                                        ---------------  ---------------  ----------------  ---------------
   End of year........................  $       943,574  $       666,089  $      5,227,873  $     3,771,705
                                        ===============  ===============  ================  ===============

                                                  MIST INVESCO                       MIST JPMORGAN
                                                SMALL CAP GROWTH               GLOBAL ACTIVE ALLOCATION
                                               INVESTMENT DIVISION                INVESTMENT DIVISION
                                        ---------------------------------  ---------------------------------
                                             2013              2012              2013           2012 (b)
                                        ---------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         5,579  $             --  $           289   $           386
   Net realized gains (losses)........          101,330            62,714            7,912               858
   Change in unrealized gains
     (losses) on investments..........          368,356            80,690           37,892             3,053
                                        ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          475,265           143,404           46,093             4,297
                                        ---------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          334,504           231,303          250,718            48,183
   Net transfers (including
     fixed account)...................          110,370            81,013          306,875            64,558
   Policy charges.....................        (135,790)          (91,399)         (36,620)           (5,801)
   Transfers for policy benefits
     and terminations.................         (41,176)          (29,713)            (964)                --
                                        ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          267,908           191,204          520,009           106,940
                                        ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.................          743,173           334,608          566,102           111,237
NET ASSETS:
   Beginning of year..................        1,045,357           710,749          111,237                --
                                        ---------------  ----------------  ---------------   ---------------
   End of year........................  $     1,788,530  $      1,045,357  $       677,339   $       111,237
                                        ===============  ================  ===============   ===============

                                                   MIST JPMORGAN
                                                  SMALL CAP VALUE
                                                INVESTMENT DIVISION
                                        ---------------------------------
                                              2013             2012
                                        ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $          6,129  $         5,143
   Net realized gains (losses)........            18,351            7,306
   Change in unrealized gains
     (losses) on investments..........           238,169           80,355
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           262,649           92,804
                                        ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............           193,975          142,731
   Net transfers (including
     fixed account)...................            28,074           38,947
   Policy charges.....................          (74,727)         (56,113)
   Transfers for policy benefits
     and terminations.................          (36,112)         (23,751)
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........           111,210          101,814
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets.................           373,859          194,618
NET ASSETS:
   Beginning of year..................           741,717          547,099
                                        ----------------  ---------------
   End of year........................  $      1,115,576  $       741,717
                                        ================  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                MIST
                                            LOOMIS SAYLES             MIST LORD ABBETT                  MIST MET/TEMPLETON
                                           GLOBAL MARKETS              BOND DEBENTURE                   INTERNATIONAL BOND
                                         INVESTMENT DIVISION         INVESTMENT DIVISION                INVESTMENT DIVISION
                                        --------------------  ---------------------------------  --------------------------------
                                              2013 (a)             2013              2012             2013           2012 (b)
                                        --------------------  ---------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......    $            --     $       287,962  $        207,808  $         3,683  $            --
   Net realized gains (losses)........              8,615              24,342             9,155            (606)               99
   Change in unrealized gains
     (losses) on investments..........            191,984              29,621           147,400          (1,665)            2,503
                                        --------------------  ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............            200,599             341,925           364,363            1,412            2,602
                                        --------------------  ---------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............            217,893           1,065,163           936,689          147,639            8,949
   Net transfers (including
     fixed account)...................          1,664,910             211,564           487,629          203,593           62,869
   Policy charges.....................          (101,990)           (344,873)         (265,709)         (33,192)          (2,579)
   Transfers for policy benefits
     and terminations.................           (33,138)           (104,787)          (97,252)          (5,475)             (41)
                                        --------------------  ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          1,747,675             827,067         1,061,357          312,565           69,198
                                        --------------------  ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................          1,948,274           1,168,992         1,425,720          313,977           71,800
NET ASSETS:
   Beginning of year..................                 --           3,675,941         2,250,221           71,800               --
                                        --------------------  ---------------  ----------------  ---------------  ---------------
   End of year........................    $     1,948,274     $     4,844,933  $      3,675,941  $       385,777  $        71,800
                                        ====================  ===============  ================  ===============  ===============


                                                   MIST METLIFE                       MIST METLIFE               MIST METLIFE
                                                AGGRESSIVE STRATEGY                   BALANCED PLUS             GROWTH STRATEGY
                                                INVESTMENT DIVISION                INVESTMENT DIVISION        INVESTMENT DIVISION
                                        ---------------------------------  ---------------------------------  -------------------
                                              2013              2012             2013           2012 (b)           2013 (a)
                                        ----------------  ---------------  ---------------   ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        116,881  $        75,667  $         7,325   $            --   $             --
   Net realized gains (losses)........           144,207         (46,882)           19,141               873             11,558
   Change in unrealized gains
     (losses) on investments..........         3,001,702        1,387,868           73,164            11,594            422,916
                                        ----------------  ---------------  ---------------   ---------------   ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............         3,262,790        1,416,653           99,630            12,467            434,474
                                        ----------------  ---------------  ---------------   ---------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............         3,454,653        3,076,792          714,392            54,082            437,643
   Net transfers (including
     fixed account)...................         (273,804)        (166,901)          712,238           187,962          2,590,522
   Policy charges.....................       (1,207,832)      (1,125,095)        (100,991)          (11,204)          (133,695)
   Transfers for policy benefits
     and terminations.................         (616,197)        (610,685)               --             (404)           (64,494)
                                        ----------------  ---------------  ---------------   ---------------   ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........         1,356,820        1,174,111        1,325,639           230,436          2,829,976
                                        ----------------  ---------------  ---------------   ---------------   ----------------
     Net increase (decrease)
        in net assets.................         4,619,610        2,590,764        1,425,269           242,903          3,264,450
NET ASSETS:
   Beginning of year..................        10,421,027        7,830,263          242,903                --                 --
                                        ----------------  ---------------  ---------------   ---------------   ----------------
   End of year........................  $     15,040,637  $    10,421,027  $     1,668,172   $       242,903   $      3,264,450
                                        ================  ===============  ===============   ===============   ================

                                           MIST METLIFE
                                            MULTI-INDEX              MIST MFS EMERGING
                                           TARGETED RISK              MARKETS EQUITY
                                        INVESTMENT DIVISION         INVESTMENT DIVISION
                                        -------------------  ---------------------------------
                                             2013 (a)             2013              2012
                                         ----------------    ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......   $             45    $        10,380  $          2,800
   Net realized gains (losses)........              2,105              1,495             1,488
   Change in unrealized gains
     (losses) on investments..........                208           (40,785)            64,450
                                         ----------------    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............              2,358           (28,910)            68,738
                                         ----------------    ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............              7,176            445,717           263,493
   Net transfers (including
     fixed account)...................              7,157            305,414           287,462
   Policy charges.....................            (1,239)          (125,906)          (75,074)
   Transfers for policy benefits
     and terminations.................                 --           (18,164)           (6,072)
                                         ----------------    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........             13,094            607,061           469,809
                                         ----------------    ---------------  ----------------
     Net increase (decrease)
        in net assets.................             15,452            578,151           538,547
NET ASSETS:
   Beginning of year..................                 --            662,765           124,218
                                         ----------------    ---------------  ----------------
   End of year........................   $         15,452    $     1,240,916  $        662,765
                                         ================    ===============  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                   MIST MFS                      MIST MORGAN STANLEY
                                            RESEARCH INTERNATIONAL                 MID CAP GROWTH
                                              INVESTMENT DIVISION                INVESTMENT DIVISION
                                        --------------------------------  --------------------------------
                                             2013              2012            2013              2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       130,332  $        71,562  $        17,530  $            --
   Net realized gains (losses)........           46,662           19,104           91,093           15,819
   Change in unrealized gains
     (losses) on investments..........          696,944          472,298          643,496          119,933
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          873,938          562,964          752,119          135,752
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          860,820          795,661          508,846          492,789
   Net transfers (including
     fixed account)...................          211,163          322,452         (44,276)           97,216
   Policy charges.....................        (335,879)        (292,892)        (179,615)        (155,998)
   Transfers for policy benefits
     and terminations.................        (214,834)        (127,091)        (153,571)         (32,879)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          521,270          698,130          131,384          401,128
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        1,395,208        1,261,094          883,503          536,880
NET ASSETS:
   Beginning of year..................        4,213,173        2,952,079        1,914,016        1,377,136
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $     5,608,381  $     4,213,173  $     2,797,519  $     1,914,016
                                        ===============  ===============  ===============  ===============

                                                MIST OPPENHEIMER                     MIST PIMCO
                                                  GLOBAL EQUITY               INFLATION PROTECTED BOND
                                               INVESTMENT DIVISION               INVESTMENT DIVISION
                                        --------------------------------  --------------------------------
                                              2013            2012             2013              2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        76,110  $        36,846  $       130,305  $       125,578
   Net realized gains (losses)........           45,606           23,449          254,045          241,707
   Change in unrealized gains
     (losses) on investments..........        1,185,288          426,681        (909,540)         (15,760)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,307,004          486,976        (525,190)          351,525
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............        1,175,591          945,807        1,551,646        1,362,665
   Net transfers (including
     fixed account)...................        2,310,214          132,451          403,278          807,300
   Policy charges.....................        (404,074)        (242,111)        (544,897)        (458,462)
   Transfers for policy benefits
     and terminations.................        (149,631)         (76,864)        (193,638)        (156,369)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        2,932,100          759,283        1,216,389        1,555,134
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        4,239,104        1,246,259          691,199        1,906,659
NET ASSETS:
   Beginning of year..................        3,139,545        1,893,286        5,161,187        3,254,528
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $     7,378,649  $     3,139,545  $     5,852,386  $     5,161,187
                                        ===============  ===============  ===============  ===============

                                                                             MIST PYRAMIS               MIST SCHRODERS
                                             MIST PIMCO TOTAL RETURN         MANAGED RISK             GLOBAL MULTI-ASSET
                                               INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION
                                        --------------------------------  -------------------  --------------------------------
                                             2013             2012             2013 (a)             2013            2012 (b)
                                        ---------------  ---------------  -------------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       510,089  $       300,869    $           792    $            20  $           269
   Net realized gains (losses)........          213,450           28,014            (3,015)            (4,721)              675
   Change in unrealized gains
     (losses) on investments..........        (928,897)          514,624              4,510             43,512            (253)
                                        ---------------  ---------------  -------------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        (205,358)          843,507              2,287             38,811              691
                                        ---------------  ---------------  -------------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............        3,098,158        2,879,456              8,997            268,363           17,123
   Net transfers (including
     fixed account)...................        1,038,569        1,077,932             96,353            504,231           20,056
   Policy charges.....................      (1,132,167)        (997,505)            (4,366)           (34,149)          (2,237)
   Transfers for policy benefits
     and terminations.................        (512,957)        (380,248)                 --           (22,030)             (15)
                                        ---------------  ---------------  -------------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        2,491,603        2,579,635            100,984            716,415           34,927
                                        ---------------  ---------------  -------------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        2,286,245        3,423,142            103,271            755,226           35,618
NET ASSETS:
   Beginning of year..................       11,092,722        7,669,580                 --             35,618               --
                                        ---------------  ---------------  -------------------  ---------------  ---------------
   End of year........................  $    13,378,967  $    11,092,722    $       103,271    $       790,844  $        35,618
                                        ===============  ===============  ===================  ===============  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                              MIST SSGA GROWTH AND
                                                   INCOME ETF                    MIST SSGA GROWTH ETF
                                               INVESTMENT DIVISION                INVESTMENT DIVISION
                                        ---------------------------------  --------------------------------
                                             2013              2012              2013             2012
                                        ---------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       175,394  $         96,533  $       152,246  $        89,206
   Net realized gains (losses)........          212,999            99,058          289,784          177,762
   Change in unrealized gains
     (losses) on investments..........          496,167           342,742          781,387          359,491
                                        ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          884,560           538,333        1,223,417          626,459
                                        ---------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............        2,825,997         1,969,251        2,871,648        2,210,519
   Net transfers (including
     fixed account)...................        (142,837)           921,026          143,313          391,970
   Policy charges.....................        (870,321)         (606,205)        (874,513)        (727,379)
   Transfers for policy benefits
     and terminations.................        (128,641)         (169,039)        (121,396)        (226,475)
                                        ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        1,684,198         2,115,033        2,019,052        1,648,635
                                        ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        2,568,758         2,653,366        3,242,469        2,275,094
NET ASSETS:
   Beginning of year..................        5,757,443         3,104,077        5,634,239        3,359,145
                                        ---------------  ----------------  ---------------  ---------------
   End of year........................  $     8,326,201  $      5,757,443  $     8,876,708  $     5,634,239
                                        ===============  ================  ===============  ===============

                                               MIST T. ROWE PRICE                MSF BAILLIE GIFFORD
                                                 MID CAP GROWTH                  INTERNATIONAL STOCK
                                               INVESTMENT DIVISION               INVESTMENT DIVISION
                                        --------------------------------  --------------------------------
                                              2013            2012             2013              2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        18,067  $            --  $        26,266  $        16,168
   Net realized gains (losses)........          307,776          376,299           12,212             (50)
   Change in unrealized gains
     (losses) on investments..........        1,184,460          (2,579)          215,622          204,793
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,510,303          373,720          254,100          220,911
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............        1,253,934        1,076,536          434,781          425,649
   Net transfers (including
     fixed account)...................          486,147          348,911           58,387           32,491
   Policy charges.....................        (446,538)        (341,752)        (155,831)        (141,243)
   Transfers for policy benefits
     and terminations.................        (291,244)        (105,940)         (97,477)         (36,186)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        1,002,299          977,755          239,860          280,711
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        2,512,602        1,351,475          493,960          501,622
NET ASSETS:
   Beginning of year..................        3,685,725        2,334,250        1,467,720          966,098
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $     6,198,327  $     3,685,725  $     1,961,680  $     1,467,720
                                        ===============  ===============  ===============  ===============

                                                  MSF BARCLAYS
                                              AGGREGATE BOND INDEX            MSF BLACKROCK BOND INCOME
                                               INVESTMENT DIVISION               INVESTMENT DIVISION
                                        --------------------------------  --------------------------------
                                             2013              2012            2013              2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       336,891  $       260,646  $        91,077  $        41,268
   Net realized gains (losses)........          (6,555)           18,405           56,859           13,372
   Change in unrealized gains
     (losses) on investments..........        (558,307)          (1,131)        (166,994)           63,245
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        (227,971)          277,920         (19,058)          117,885
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............        3,007,304        2,620,437          727,459          757,432
   Net transfers (including
     fixed account)...................        1,756,838        1,417,531          245,895          134,002
   Policy charges.....................      (1,185,193)      (1,046,929)        (250,776)        (205,021)
   Transfers for policy benefits
     and terminations.................        (331,602)        (345,720)         (92,168)         (39,193)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        3,247,347        2,645,319          630,410          647,220
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        3,019,376        2,923,239          611,352          765,105
NET ASSETS:
   Beginning of year..................        8,602,086        5,678,847        2,109,709        1,344,604
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $    11,621,462  $     8,602,086  $     2,721,061  $     2,109,709
                                        ===============  ===============  ===============  ===============

                                                  MSF BLACKROCK
                                              CAPITAL APPRECIATION
                                               INVESTMENT DIVISION
                                        --------------------------------
                                             2013              2012
                                        ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        13,194  $         3,188
   Net realized gains (losses)........           40,565            9,891
   Change in unrealized gains
     (losses) on investments..........          455,390          118,868
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          509,149          131,947
                                        ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          519,260          461,355
   Net transfers (including
     fixed account)...................           50,933           53,400
   Policy charges.....................        (184,963)        (148,603)
   Transfers for policy benefits
     and terminations.................        (102,257)         (53,332)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          282,973          312,820
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets.................          792,122          444,767
NET ASSETS:
   Beginning of year..................        1,289,858          845,091
                                        ---------------  ---------------
   End of year........................  $     2,081,980  $     1,289,858
                                        ===============  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                            MSF BLACKROCK DIVERSIFIED       MSF BLACKROCK LARGE CAP VALUE
                                               INVESTMENT DIVISION               INVESTMENT DIVISION
                                        --------------------------------  --------------------------------
                                              2013            2012             2013             2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        34,457  $        20,106  $        70,276  $        56,185
   Net realized gains (losses)........            7,869            6,835          348,225          558,931
   Change in unrealized gains
     (losses) on investments..........          236,979           78,511        1,005,769        (143,913)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          279,305          105,452        1,424,270          471,203
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          339,001          332,477        1,183,146        1,021,940
   Net transfers (including
     fixed account)...................          151,085          187,350        (113,083)          157,157
   Policy charges.....................        (148,406)        (127,605)        (427,070)        (345,740)
   Transfers for policy benefits
     and terminations.................         (33,432)         (22,619)        (163,285)        (124,593)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          308,248          369,603          479,708          708,764
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................          587,553          475,055        1,903,978        1,179,967
NET ASSETS:
   Beginning of year..................        1,195,726          720,671        4,226,420        3,046,453
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $     1,783,279  $     1,195,726  $     6,130,398  $     4,226,420
                                        ===============  ===============  ===============  ===============


                                             MSF DAVIS VENTURE VALUE          MSF FRONTIER MID CAP GROWTH
                                               INVESTMENT DIVISION                INVESTMENT DIVISION
                                        ---------------------------------  --------------------------------
                                             2013              2012             2013              2012
                                        ---------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       126,492  $         55,559  $        31,703  $            --
   Net realized gains (losses)........          344,050            41,459          106,178           15,538
   Change in unrealized gains
     (losses) on investments..........        2,246,472           703,632          586,239          166,645
                                        ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        2,717,014           800,650          724,120          182,183
                                        ---------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............        2,067,392         1,926,152          592,040          528,914
   Net transfers (including
     fixed account)...................        (208,600)           201,293         (85,893)           86,026
   Policy charges.....................        (839,892)         (728,984)        (237,716)        (204,477)
   Transfers for policy benefits
     and terminations.................        (415,829)         (268,014)         (78,628)         (88,603)
                                        ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          603,071         1,130,447          189,803          321,860
                                        ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        3,320,085         1,931,097          913,923          504,043
NET ASSETS:
   Beginning of year..................        7,804,023         5,872,926        2,100,587        1,596,544
                                        ---------------  ----------------  ---------------  ---------------
   End of year........................  $    11,124,108  $      7,804,023  $     3,014,510  $     2,100,587
                                        ===============  ================  ===============  ===============

                                                                                   MSF LOOMIS SAYLES
                                               MSF JENNISON GROWTH                  SMALL CAP CORE
                                               INVESTMENT DIVISION                INVESTMENT DIVISION
                                        ---------------------------------  ---------------------------------
                                              2013             2012              2013             2012
                                        ---------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         8,613  $          1,412  $        14,224   $            --
   Net realized gains (losses)........           52,827           101,825          326,219            91,411
   Change in unrealized gains
     (losses) on investments..........          646,731          (36,955)          807,987           218,016
                                        ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          708,171            66,282        1,148,430           309,427
                                        ---------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          598,649           462,079          699,226           614,586
   Net transfers (including
     fixed account)...................           17,867         1,045,446         (61,198)           166,971
   Policy charges.....................        (213,919)         (150,835)        (303,338)         (255,056)
   Transfers for policy benefits
     and terminations.................         (69,948)          (87,210)        (157,958)          (98,514)
                                        ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          332,649         1,269,480          176,732           427,987
                                        ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.................        1,040,820         1,335,762        1,325,162           737,414
NET ASSETS:
   Beginning of year..................        1,705,048           369,286        2,725,600         1,988,186
                                        ---------------  ----------------  ---------------   ---------------
   End of year........................  $     2,745,868  $      1,705,048  $     4,050,762   $     2,725,600
                                        ===============  ================  ===============   ===============

                                                MSF LOOMIS SAYLES
                                                SMALL CAP GROWTH
                                               INVESTMENT DIVISION
                                        ---------------------------------
                                              2013             2012
                                        ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $            --   $            --
   Net realized gains (losses)........           60,475            13,123
   Change in unrealized gains
     (losses) on investments..........          472,507            67,512
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          532,982            80,635
                                        ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          356,114           282,753
   Net transfers (including
     fixed account)...................          230,477            66,212
   Policy charges.....................        (128,692)          (91,963)
   Transfers for policy benefits
     and terminations.................        (116,016)          (30,458)
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          341,883           226,544
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets.................          874,865           307,179
NET ASSETS:
   Beginning of year..................          964,419           657,240
                                        ---------------   ---------------
   End of year........................  $     1,839,284   $       964,419
                                        ===============   ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                 MSF MET/ARTISAN                     MSF METLIFE
                                                  MID CAP VALUE                CONSERVATIVE ALLOCATION
                                               INVESTMENT DIVISION               INVESTMENT DIVISION
                                        --------------------------------  --------------------------------
                                             2013             2012              2013             2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        18,413  $        12,473  $        73,332  $        57,537
   Net realized gains (losses)........           35,621           17,999           26,006           58,814
   Change in unrealized gains
     (losses) on investments..........          559,511          117,105            7,134           51,318
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          613,545          147,577          106,472          167,669
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          402,859          339,015          669,062          275,524
   Net transfers (including
     fixed account)...................          238,092          102,037           74,319          414,569
   Policy charges.....................        (159,691)        (120,173)        (235,506)        (186,394)
   Transfers for policy benefits
     and terminations.................         (77,890)         (56,838)        (152,432)         (45,714)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          403,370          264,041          355,443          457,985
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        1,016,915          411,618          461,915          625,654
NET ASSETS:
   Beginning of year..................        1,524,786        1,113,168        2,305,791        1,680,137
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $     2,541,701  $     1,524,786  $     2,767,706  $     2,305,791
                                        ===============  ===============  ===============  ===============

                                            MSF METLIFE CONSERVATIVE TO                MSF METLIFE
                                                MODERATE ALLOCATION                MID CAP STOCK INDEX
                                                INVESTMENT DIVISION                INVESTMENT DIVISION
                                        ----------------------------------  ---------------------------------
                                              2013              2012              2013             2012
                                        ----------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        109,454  $         89,764  $        67,560   $        33,936
   Net realized gains (losses)........           131,165            33,939          301,343           203,334
   Change in unrealized gains
     (losses) on investments..........           209,570           203,211        1,365,701           329,986
                                        ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           450,189           326,914        1,734,604           567,256
                                        ----------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............         1,574,925           837,399        1,932,712         1,706,147
   Net transfers (including
     fixed account)...................            35,504           595,381          397,993           300,525
   Policy charges.....................         (488,255)         (346,568)        (734,574)         (578,150)
   Transfers for policy benefits
     and terminations.................         (150,156)         (168,997)        (272,060)         (133,151)
                                        ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........           972,018           917,215        1,324,071         1,295,371
                                        ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.................         1,422,207         1,244,129        3,058,675         1,862,627
NET ASSETS:
   Beginning of year..................         3,703,030         2,458,901        4,713,203         2,850,576
                                        ----------------  ----------------  ---------------   ---------------
   End of year........................  $      5,125,237  $      3,703,030  $     7,771,878   $     4,713,203
                                        ================  ================  ===============   ===============

                                                   MSF METLIFE                    MSF METLIFE MODERATE
                                               MODERATE ALLOCATION              TO AGGRESSIVE ALLOCATION
                                               INVESTMENT DIVISION                 INVESTMENT DIVISION
                                        ---------------------------------  ----------------------------------
                                             2013              2012              2013              2012
                                        ---------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       538,853  $        450,423  $        843,640  $        783,496
   Net realized gains (losses)........          435,174           113,863           809,552           316,937
   Change in unrealized gains
     (losses) on investments..........        3,339,452         1,705,074         9,781,513         4,380,657
                                        ---------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        4,313,479         2,269,360        11,434,705         5,481,090
                                        ---------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............        6,426,665         5,884,713        13,370,010        14,160,214
   Net transfers (including
     fixed account)...................        1,053,597         1,869,983         (476,282)           407,047
   Policy charges.....................      (2,474,960)       (2,058,101)       (5,266,047)       (4,886,936)
   Transfers for policy benefits
     and terminations.................      (1,158,462)       (1,287,300)       (2,790,656)       (2,000,607)
                                        ---------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        3,846,840         4,409,295         4,837,025         7,679,718
                                        ---------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.................        8,160,319         6,678,655        16,271,730        13,160,808
NET ASSETS:
   Beginning of year..................       21,740,853        15,062,198        44,578,433        31,417,625
                                        ---------------  ----------------  ----------------  ----------------
   End of year........................  $    29,901,172  $     21,740,853  $     60,850,163  $     44,578,433
                                        ===============  ================  ================  ================


                                              MSF METLIFE STOCK INDEX
                                                INVESTMENT DIVISION
                                        ---------------------------------
                                              2013             2012
                                        ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       404,338   $       269,897
   Net realized gains (losses)........          907,497           343,163
   Change in unrealized gains
     (losses) on investments..........        4,977,124         1,627,625
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        6,288,959         2,240,685
                                        ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............        6,099,722         5,890,441
   Net transfers (including
     fixed account)...................        (413,321)          (97,249)
   Policy charges.....................      (2,609,720)       (2,320,851)
   Transfers for policy benefits
     and terminations.................      (1,077,157)         (655,403)
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        1,999,524         2,816,938
                                        ---------------   ---------------
     Net increase (decrease)
        in net assets.................        8,288,483         5,057,623
NET ASSETS:
   Beginning of year..................       18,623,575        13,565,952
                                        ---------------   ---------------
   End of year........................  $    26,912,058   $    18,623,575
                                        ===============   ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                             MSF MFS TOTAL RETURN                   MSF MFS VALUE
                                              INVESTMENT DIVISION                INVESTMENT DIVISION
                                        --------------------------------  --------------------------------
                                             2013              2012            2013              2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        47,790  $        34,990  $        33,656  $        16,838
   Net realized gains (losses)........           24,491            6,059          115,297           31,135
   Change in unrealized gains
     (losses) on investments..........          256,988           99,704        1,169,099          105,384
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          329,269          140,753        1,318,052          153,357
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          481,697          397,800          875,509          300,732
   Net transfers (including
     fixed account)...................           73,955          180,356        3,865,724          480,576
   Policy charges.....................        (158,748)        (133,190)        (366,092)        (104,592)
   Transfers for policy benefits
     and terminations.................         (87,307)         (64,051)        (120,506)         (55,553)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          309,597          380,915        4,254,635          621,163
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................          638,866          521,668        5,572,687          774,520
NET ASSETS:
   Beginning of year..................        1,613,514        1,091,846        1,437,534          663,014
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $     2,252,380  $     1,613,514  $     7,010,221  $     1,437,534
                                        ===============  ===============  ===============  ===============


                                               MSF MSCI EAFE INDEX          MSF NEUBERGER BERMAN GENESIS
                                               INVESTMENT DIVISION               INVESTMENT DIVISION
                                        --------------------------------  --------------------------------
                                              2013             2012             2013             2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       255,301  $       164,670  $        13,104  $         4,543
   Net realized gains (losses)........          115,095           25,807           47,366           22,063
   Change in unrealized gains
     (losses) on investments..........        1,376,411          807,663          759,166           92,621
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,746,807          998,140          819,636          119,227
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............        2,653,882        2,415,056          456,051          325,480
   Net transfers (including
     fixed account)...................          499,567          287,110          871,818           52,418
   Policy charges.....................      (1,012,116)        (846,619)        (191,199)        (120,388)
   Transfers for policy benefits
     and terminations.................        (392,039)        (251,502)         (65,158)         (58,961)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........        1,749,294        1,604,045        1,071,512          198,549
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        3,496,101        2,602,185        1,891,148          317,776
NET ASSETS:
   Beginning of year..................        6,978,408        4,376,223        1,425,510        1,107,734
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $    10,474,509  $     6,978,408  $     3,316,658  $     1,425,510
                                        ===============  ===============  ===============  ===============

                                                                                  MSF T. ROWE PRICE
                                             MSF RUSSELL 2000 INDEX               LARGE CAP GROWTH
                                               INVESTMENT DIVISION               INVESTMENT DIVISION
                                        --------------------------------  --------------------------------
                                             2013              2012            2013             2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        67,622  $        32,135  $         6,423  $         1,463
   Net realized gains (losses)........          379,757           95,090           96,552           11,596
   Change in unrealized gains
     (losses) on investments..........        1,064,585          296,939        1,414,689          179,448
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,511,964          424,164        1,517,664          192,507
                                        ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............        1,443,743        1,233,733        1,258,234          667,301
   Net transfers (including
     fixed account)...................           83,204          104,497        2,527,672          277,503
   Policy charges.....................        (535,732)        (427,237)        (424,603)        (188,028)
   Transfers for policy benefits
     and terminations.................        (278,893)        (130,352)        (170,441)         (53,163)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          712,322          780,641        3,190,862          703,613
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        2,224,286        1,204,805        4,708,526          896,120
NET ASSETS:
   Beginning of year..................        3,542,356        2,337,551        1,794,045          897,925
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $     5,766,642  $     3,542,356  $     6,502,571  $     1,794,045
                                        ===============  ===============  ===============  ===============

                                                MSF T. ROWE PRICE
                                                SMALL CAP GROWTH
                                               INVESTMENT DIVISION
                                        ---------------------------------
                                              2013             2012
                                        ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        10,507  $             --
   Net realized gains (losses)........          259,202           213,632
   Change in unrealized gains
     (losses) on investments..........          990,989            50,639
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,260,698           264,271
                                        ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          912,408           821,486
   Net transfers (including
     fixed account)...................          284,051           493,326
   Policy charges.....................        (334,464)         (247,770)
   Transfers for policy benefits
     and terminations.................        (137,469)          (72,470)
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          724,526           994,572
                                        ---------------  ----------------
     Net increase (decrease)
        in net assets.................        1,985,224         1,258,843
NET ASSETS:
   Beginning of year..................        2,547,858         1,289,015
                                        ---------------  ----------------
   End of year........................  $     4,533,082  $      2,547,858
                                        ===============  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                               MSF VAN ECK GLOBAL           MSF WESTERN ASSET MANAGEMENT
                                                NATURAL RESOURCES           STRATEGIC BOND OPPORTUNITIES
                                               INVESTMENT DIVISION               INVESTMENT DIVISION
                                        --------------------------------  ---------------------------------
                                             2013             2012              2013              2012
                                        ---------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         6,738  $            --  $        108,593  $        55,494
   Net realized gains (losses)........            2,817           18,482            22,235            8,738
   Change in unrealized gains
     (losses) on investments..........           98,659          (6,473)         (110,630)          118,007
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          108,214           12,009            20,198          182,239
                                        ---------------  ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          423,861          306,453           454,534          555,525
   Net transfers (including
     fixed account)...................          156,774          271,985         (104,902)          351,620
   Policy charges.....................        (115,603)         (74,659)         (179,588)        (168,405)
   Transfers for policy benefits
     and terminations.................         (13,619)         (36,098)         (104,486)         (70,309)
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........          451,413          467,681            65,558          668,431
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................          559,627          479,690            85,756          850,670
NET ASSETS:
   Beginning of year..................          643,272          163,582         2,116,268        1,265,598
                                        ---------------  ---------------  ----------------  ---------------
   End of year........................  $     1,202,899  $       643,272  $      2,202,024  $     2,116,268
                                        ===============  ===============  ================  ===============

                                          MSF WESTERN ASSET MANAGEMENT
                                                 U.S. GOVERNMENT
                                               INVESTMENT DIVISION
                                        --------------------------------
                                              2013             2012
                                        ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        29,037  $        27,220
   Net realized gains (losses)........              317            4,710
   Change in unrealized gains
     (losses) on investments..........         (39,218)           10,500
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          (9,864)           42,430
                                        ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...............          251,832          276,215
   Net transfers (including
     fixed account)...................          (6,099)           18,866
   Policy charges.....................        (109,517)        (112,162)
   Transfers for policy benefits
     and terminations.................         (82,289)         (74,015)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions...........           53,927          108,904
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets.................           44,063          151,334
NET ASSETS:
   Beginning of year..................        1,305,690        1,154,356
                                        ---------------  ---------------
   End of year........................  $     1,349,753  $     1,305,690
                                        ===============  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

          METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


MetLife Investors USA Variable Life Account A (the "Separate Account"), a separate account of MetLife Investors USA Insurance Company (the "Company"), was established by the Company's Board of Directors on November 15, 2005 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Delaware Department of Insurance.

In the second quarter of 2013, MetLife, Inc. announced its plans to merge into MetLife Insurance Company of Connecticut ("MICC"), as the surviving entity, two United States ("U.S.")-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company, which is expected to be renamed and domiciled in Delaware (the "Mergers"). The companies to be merged into MICC consist of the Company and MetLife Investors Insurance Company, each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a reinsurance company that mainly reinsures guarantees associated with variable annuity products. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")      Met Investors Series Trust ("MIST")*
Franklin Templeton Variable Insurance Products Trust    Metropolitan Series Fund ("MSF")*
   ("FTVIPT")

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF INVESTMENT DIVISIONS


Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2013:

American Funds Bond Investment Division                 MIST American Funds Growth Allocation Investment
American Funds Global Small Capitalization                Division
   Investment Division                                  MIST American Funds Moderate Allocation
American Funds Growth Investment Division                 Investment Division
American Funds Growth-Income Investment Division        MIST AQR Global Risk Balanced Investment Division
FTVIPT Franklin Income Securities Investment            MIST BlackRock Global Tactical Strategies Investment
   Division (a)                                           Division
FTVIPT Mutual Shares Securities Investment              MIST BlackRock Large Cap Core Investment Division
   Division (a)                                         MIST Clarion Global Real Estate Investment Division
MIST Alliance Bernstein Global Dynamic Allocation       MIST ClearBridge Aggressive Growth II Investment
   Investment Division                                    Division
MIST American Funds Balanced Allocation                 MIST ClearBridge Aggressive Growth Investment
   Investment Division                                    Division

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)


MIST Harris Oakmark International Investment             MSF Barclays Aggregate Bond Index Investment
   Division                                                Division
MIST Invesco Balanced-Risk Allocation Investment         MSF BlackRock Bond Income Investment Division
   Division                                              MSF BlackRock Capital Appreciation Investment
MIST Invesco Mid Cap Value Investment Division             Division
MIST Invesco Small Cap Growth Investment Division        MSF BlackRock Diversified Investment Division
MIST JPMorgan Global Active Allocation Investment        MSF BlackRock Large Cap Value Investment Division
   Division                                              MSF Davis Venture Value Investment Division
MIST JPMorgan Small Cap Value Investment Division        MSF Frontier Mid Cap Growth Investment Division
MIST Loomis Sayles Global Markets Investment             MSF Jennison Growth Investment Division
   Division (a)                                          MSF Loomis Sayles Small Cap Core Investment
MIST Lord Abbett Bond Debenture Investment                 Division
   Division                                              MSF Loomis Sayles Small Cap Growth Investment
MIST Met/Templeton International Bond Investment           Division
   Division                                              MSF Met/Artisan Mid Cap Value Investment Division
MIST MetLife Aggressive Strategy Investment              MSF MetLife Conservative Allocation Investment
   Division                                                Division
MIST MetLife Balanced Plus Investment Division           MSF MetLife Conservative to Moderate Allocation
MIST MetLife Growth Strategy Investment                    Investment Division
   Division (a)                                          MSF MetLife Mid Cap Stock Index Investment
MIST MetLife Multi-Index Targeted Risk Investment          Division
   Division (a)                                          MSF MetLife Moderate Allocation Investment
MIST MFS Emerging Markets Equity Investment                Division
   Division                                              MSF MetLife Moderate to Aggressive Allocation
MIST MFS Research International Investment                 Investment Division
   Division                                              MSF MetLife Stock Index Investment Division
MIST Morgan Stanley Mid Cap Growth Investment            MSF MFS Total Return Investment Division
   Division                                              MSF MFS Value Investment Division
MIST Oppenheimer Global Equity Investment                MSF MSCI EAFE Index Investment Division
   Division                                              MSF Neuberger Berman Genesis Investment Division
MIST PIMCO Inflation Protected Bond Investment           MSF Russell 2000 Index Investment Division
   Division                                              MSF T. Rowe Price Large Cap Growth Investment
MIST PIMCO Total Return Investment Division                Division
MIST Pyramis Managed Risk Investment Division (a)        MSF T. Rowe Price Small Cap Growth Investment
MIST Schroders Global Multi-Asset Investment               Division
   Division                                              MSF Van Eck Global Natural Resources Investment
MIST SSgA Growth and Income ETF Investment                 Division
   Division                                              MSF Western Asset Management Strategic Bond
MIST SSgA Growth ETF Investment Division                   Opportunities Investment Division
MIST T. Rowe Price Mid Cap Growth Investment             MSF Western Asset Management U.S. Government
   Division                                                Investment Division
MSF Baillie Gifford International Stock Investment
   Division

(a) This Investment Division began operations during the year ended December 31, 2013.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3. PORTFOLIO CHANGES


The following Investment Divisions ceased operations during the year ended December 31, 2013:

MIST Met/Franklin Income Investment Division           MIST MLA Mid Cap Investment Division
MIST Met/Franklin Mutual Shares Investment             MIST RCM Technology Investment Division
   Division                                            MSF FI Value Leaders Investment Division
MIST Met/Franklin Templeton Founding Strategy          MSF Oppenheimer Global Equity Investment Division
   Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2013:

NAME CHANGES:

Former Name                                              New Name

(MIST) Dreman Small Cap Value Portfolio                  (MIST) JPMorgan Small Cap Value Portfolio
(MIST) Janus Forty Portfolio                             (MIST) ClearBridge Aggressive Growth Portfolio II
(MIST) Legg Mason ClearBridge Aggressive Growth          (MIST) ClearBridge Aggressive Growth Portfolio
   Portfolio
(MIST) Lord Abbett Mid Cap Value Portfolio               (MIST) Invesco Mid Cap Value Portfolio
(MIST) Met/Templeton Growth Portfolio (a)                (MIST) Oppenheimer Global Equity Portfolio (a)
(MSF) Barclays Capital Aggregate Bond Index              (MSF) Barclays Aggregate Bond Index Portfolio
   Portfolio
(MSF) BlackRock Aggressive Growth Portfolio              (MSF) Frontier Mid Cap Growth Portfolio
(MSF) BlackRock Legacy Large Cap Growth Portfolio        (MSF) BlackRock Capital Appreciation Portfolio

MERGERS:

Former Portfolio                                        New Portfolio

(MIST) Met/Franklin Income Portfolio                    (MIST) Loomis Sayles Global Markets Portfolio
(MIST) Met/Franklin Mutual Shares Portfolio             (MSF) MFS Value Portfolio
(MIST) Met/Franklin Templeton Founding Strategy         (MIST) MetLife Growth Strategy Portfolio
   Portfolio
(MIST) MLA Mid Cap Portfolio                            (MSF) Neuberger Berman Genesis Portfolio
(MIST) RCM Technology Portfolio                         (MSF) T. Rowe Price Large Cap Growth Portfolio
(MSF) FI Value Leaders Portfolio                        (MSF) MFS Value Portfolio
(MSF) Oppenheimer Global Equity Portfolio (a)           (MIST) Met/Templeton Growth Portfolio (a)

(a) At the close of business on April 26, 2013, the (MSF) Oppenheimer Global Equity Portfolio merged with and into the (MIST) Met/Templeton Growth Portfolio. Concurrently, Oppenheimer Funds, Inc. became the subadviser of the (MIST) Met/Templeton Growth Portfolio, the portfolio's investment objective and principal investment strategies changed, and the portfolio's name was changed to (MIST) Oppenheimer Global Equity Portfolio. Pursuant to these changes, (MSF) Oppenheimer Global Equity Portfolio was deemed to be the accounting and performance survivor of the merger for financial reporting purposes, and therefore, the results of MIST Oppenheimer Global Equity Investment Division presented in the financial statements reflect the historical results of MSF Oppenheimer Global Equity Investment Division prior to the merger, and the combined results thereafter.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
An Investment Division's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.


NET TRANSFERS
Funds transferred by the policy owner into or out of Investment Divisions within the Separate Account or into or out of the fixed account, which is part the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The mortality and expense risk is assumed by the Company. The mortality risk assumed is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The mortality and expense risk charge, which ranges from 0.05% to 0.60%, is assessed through the redemption of units on a monthly basis and is recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, a coverage expense charge, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A coverage expense charge ranges from $0.04 to $2.30 for every $1,000 of the policy face amount and is assessed each month for the first 8 policy years. Policy fees are assessed monthly and range from $9 to $12 for policies with face amounts less than $50,000 and from $8 to $15 for policies with face amounts between $50,000 and $249,999 depending on the policy year. No policy fee applies to policies issued with face amounts equal to or greater than $250,000. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 per $1,000 of the policy face amount. The policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0.00 to $0.40 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided. These charges are paid to the Company and are recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                           FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2013              DECEMBER 31, 2013
                                                                   -------------------------------   -------------------------------
                                                                                                        COST OF          PROCEEDS
                                                                       SHARES          COST ($)      PURCHASES ($)    FROM SALES ($)
                                                                   -------------     -------------   -------------    --------------
     American Funds Bond Investment Division.....................        347,229         3,727,437       1,105,733           225,304
     American Funds Global Small Capitalization Investment
        Division.................................................        456,979         8,356,194       1,766,568           541,171
     American Funds Growth Investment Division...................        350,753        17,952,567       3,703,494           964,926
     American Funds Growth-Income Investment Division............        328,179        11,069,363       2,290,000           648,030
     FTVIPT Franklin Income Securities Investment Division (a)...         10,832           169,331         278,227           105,818
     FTVIPT Mutual Shares Securities Investment Division (a).....          8,139           167,185         192,357            26,102
     MIST AllianceBernstein Global Dynamic Allocation Investment
        Division.................................................         59,372           644,189       1,037,939           549,852
     MIST American Funds Balanced Allocation Investment
        Division.................................................        320,559         3,162,741       1,191,892           119,152
     MIST American Funds Growth Allocation Investment
        Division.................................................      1,076,287         9,612,189       2,646,590           505,672
     MIST American Funds Moderate Allocation Investment
        Division.................................................        478,356         4,792,436       1,571,994           293,120
     MIST AQR Global Risk Balanced Investment Division...........        125,333         1,361,817       1,911,131           952,410
     MIST BlackRock Global Tactical Strategies Investment
        Division.................................................         86,893           905,347       1,400,008           772,278
     MIST BlackRock Large Cap Core Investment Division...........        178,708         1,682,994         646,433           122,602
     MIST Clarion Global Real Estate Investment Division.........        585,070         5,958,279       2,246,132           486,293
     MIST ClearBridge Aggressive Growth II Investment Division...        114,125         7,806,371       1,686,574           812,160
     MIST ClearBridge Aggressive Growth Investment Division......        269,289         2,544,050       1,236,261           390,382
     MIST Harris Oakmark International Investment Division.......        641,986         8,665,913       2,771,581           593,569
     MIST Invesco Balanced-Risk Allocation Investment Division...         89,185           933,874         649,617           375,187
     MIST Invesco Mid Cap Value Investment Division..............        229,999         3,989,764         631,614           318,020
     MIST Invesco Small Cap Growth Investment Division...........         87,118         1,267,718         470,068           120,763
     MIST JPMorgan Global Active Allocation Investment Division..         58,492           636,395         688,464           166,461
     MIST JPMorgan Small Cap Value Investment Division...........         55,975           788,917         194,458            77,119
     MIST Loomis Sayles Global Markets Investment Division (a)...        130,581         1,756,288       2,031,488           283,816
     MIST Lord Abbett Bond Debenture Investment Division.........        357,560         4,549,807       1,662,610           547,582
     MIST Met/Templeton International Bond Investment Division...         32,916           384,940         390,642            73,655
     MIST MetLife Aggressive Strategy Investment Division........      1,117,432        11,653,488       2,527,160         1,053,459
     MIST MetLife Balanced Plus Investment Division..............        141,012         1,583,415       1,554,308           209,511
     MIST MetLife Growth Strategy Investment Division (a)........        231,005         2,841,191       2,989,565           159,936
     MIST MetLife Multi-Index Targeted Risk Investment
        Division (a).............................................          1,375            15,244         154,209           140,726
     MIST MFS Emerging Markets Equity Investment Division........        119,664         1,226,283         661,472            44,031
     MIST MFS Research International Investment Division.........        466,976         4,416,905         932,022           280,420
     MIST Morgan Stanley Mid Cap Growth Investment Division......        171,522         2,001,316         609,178           460,264
     MIST Oppenheimer Global Equity Investment Division..........        355,938         5,696,969       3,259,640           251,477
     MIST PIMCO Inflation Protected Bond Investment Division.....        588,179         6,563,143       2,343,817           687,037
     MIST PIMCO Total Return Investment Division.................      1,127,124        13,748,378       3,988,574           762,964
     MIST Pyramis Managed Risk Investment Division (a)...........          9,752            98,760         547,222           443,671
     MIST Schroders Global Multi-Asset Investment Division.......         68,353           747,585       1,249,185           531,902
     MIST SSgA Growth and Income ETF Investment Division.........        641,464         7,392,641       2,710,277           700,348
     MIST SSgA Growth ETF Investment Division....................        684,931         7,636,036       2,965,508           556,326
     MIST T. Rowe Price Mid Cap Growth Investment Division.......        504,339         4,704,370       1,759,350           515,754
     MSF Baillie Gifford International Stock Investment Division.        186,118         1,668,456         393,966           127,840
     MSF Barclays Aggregate Bond Index Investment Division.......      1,063,263        11,927,597       4,291,221           706,984
     MSF BlackRock Bond Income Investment Division...............         25,352         2,761,769         970,974           193,972
     MSF BlackRock Capital Appreciation Investment Division......         55,006         1,464,831         481,481           185,314
     MSF BlackRock Diversified Investment Division...............         86,609         1,409,224         389,054            46,348
     MSF BlackRock Large Cap Value Investment Division...........        510,017         4,963,730       1,395,039           573,352
     MSF Davis Venture Value Investment Division.................        258,881         7,654,322       1,651,905           771,267

(a)  For the period April 29, 2013 to December 31, 2013.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                           FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2013               DECEMBER 31, 2013
                                                                  ------------------------------     ------------------------------
                                                                                                        COST OF         PROCEEDS
                                                                     SHARES           COST ($)       PURCHASES ($)   FROM SALES ($)
                                                                  -------------    -------------     -------------   --------------
     MSF Frontier Mid Cap Growth Investment Division............         81,694        2,084,227           469,557          188,301
     MSF Jennison Growth Investment Division....................        173,569        2,115,408           603,274          240,872
     MSF Loomis Sayles Small Cap Core Investment Division.......         12,556        2,676,154           737,546          305,372
     MSF Loomis Sayles Small Cap Growth Investment Division.....        111,135        1,202,034           542,214          200,331
     MSF Met/Artisan Mid Cap Value Investment Division..........          9,463        1,671,414           538,640          116,855
     MSF MetLife Conservative Allocation Investment Division....        229,685        2,638,607           812,662          372,806
     MSF MetLife Conservative to Moderate Allocation Investment
       Division.................................................        394,552        4,567,633         2,045,075          922,359
     MSF MetLife Mid Cap Stock Index Investment Division........        421,240        5,766,370         2,231,082          673,876
     MSF MetLife Moderate Allocation Investment Division........      2,176,213       23,916,366         5,999,078        1,417,088
     MSF MetLife Moderate to Aggressive Allocation Investment
       Division.................................................      4,222,773       44,409,825         9,634,852        3,954,187
     MSF MetLife Stock Index Investment Division................        632,035       18,724,928         5,025,423        2,293,471
     MSF MFS Total Return Investment Division...................         13,826        1,823,980           521,353          163,966
     MSF MFS Value Investment Division..........................        394,959        5,673,079         4,753,111          407,372
     MSF MSCI EAFE Index Investment Division....................        757,376        8,476,553         2,880,451          875,855
     MSF Neuberger Berman Genesis Investment Division...........        182,829        2,256,655         1,262,821          178,353
     MSF Russell 2000 Index Investment Division.................        290,804        4,207,655         2,437,023        1,657,079
     MSF T. Rowe Price Large Cap Growth Investment Division.....        265,280        4,814,436         3,771,553          574,818
     MSF T. Rowe Price Small Cap Growth Investment Division.....        190,706        3,320,956         1,473,946          576,576
     MSF Van Eck Global Natural Resources Investment Division...         84,652        1,121,012           544,807           86,655
     MSF Western Asset Management Strategic Bond Opportunities
       Investment Division......................................        163,719        2,125,580           700,054          525,902
     MSF Western Asset Management U.S. Government Investment
       Division.................................................        112,386        1,353,232           266,750          183,785

(a)  For the period April 29, 2013 to December 31, 2013.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:



                                                                      AMERICAN FUNDS
                                      AMERICAN FUNDS BOND       GLOBAL SMALL CAPITALIZATION     AMERICAN FUNDS GROWTH
                                      INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ----------------------------  ---------------------------  ---------------------------
                                      2013           2012           2013          2012           2013           2012
                                  -------------  -------------  ------------  ------------   -------------  ------------

Units beginning of year.........        133,110        101,001       225,395       189,969          72,600        60,088
Units issued and transferred
   from other funding options...         45,489         41,895        41,511        48,730          11,994        15,204
Units redeemed and transferred
   to other funding options.....       (10,249)        (9,786)      (13,409)      (13,304)         (3,216)       (2,692)
                                  -------------  -------------  ------------  ------------   -------------  ------------
Units end of year...............        168,350        133,110       253,497       225,395          81,378        72,600
                                  =============  =============  ============  ============   =============  ============


                                                                    FTVIPT               FTVIPT           MIST ALLIANCEBERNSTEIN
                                        AMERICAN FUNDS          FRANKLIN INCOME       MUTUAL SHARES           GLOBAL DYNAMIC
                                         GROWTH-INCOME            SECURITIES           SECURITIES               ALLOCATION
                                      INVESTMENT DIVISION     INVESTMENT DIVISION  INVESTMENT DIVISION      INVESTMENT DIVISION
                                  --------------------------  -------------------  -------------------  ---------------------------
                                      2013          2012           2013 (a)             2013 (a)            2013         2012 (b)
                                  ------------  ------------  -------------------  -------------------  -------------  ------------

Units beginning of year.........        63,272        53,288                --                  --             15,161            --
Units issued and transferred
   from other funding options...        10,292        13,683             3,349               5,607             90,335        19,556
Units redeemed and transferred
   to other funding options.....       (3,102)       (3,699)           (1,305)               (740)           (48,817)       (4,395)
                                  ------------  ------------  -------------------  -------------------  -------------  ------------
Units end of year...............        70,462        63,272             2,044               4,867             56,679        15,161
                                  ============  ============  ===================  ===================  =============  ============

                                      MIST AMERICAN FUNDS           MIST AMERICAN FUNDS          MIST AMERICAN FUNDS
                                      BALANCED ALLOCATION            GROWTH ALLOCATION           MODERATE ALLOCATION
                                      INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ---------------------------  ----------------------------  --------------------------
                                      2013           2012           2013           2012          2013          2012
                                  -------------  ------------  -------------  -------------  ------------  ------------

Units beginning of year.........        200,000       151,458        800,014        638,863       318,665       224,168
Units issued and transferred
   from other funding options...         77,506        66,288        159,733        183,879        99,720       144,822
Units redeemed and transferred
   to other funding options.....        (9,476)      (17,746)       (41,962)       (22,728)      (23,130)      (50,325)
                                  -------------  ------------  -------------  -------------  ------------  ------------
Units end of year...............        268,030       200,000        917,785        800,014       395,255       318,665
                                  =============  ============  =============  =============  ============  ============


                                         MIST AQR GLOBAL           MIST BLACKROCK GLOBAL           MIST BLACKROCK
                                          RISK BALANCED             TACTICAL STRATEGIES            LARGE CAP CORE
                                       INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ----------------------------  --------------------------  ----------------------------
                                       2013         2012 (b)        2013        2012 (b)         2013          2012
                                  -------------  -------------  ------------  ------------  -------------  -------------

Units beginning of year.........         43,498             --        27,307            --         96,805         62,250
Units issued and transferred
   from other funding options...        179,903         60,113       126,757        33,138         40,125         40,464
Units redeemed and transferred
   to other funding options.....       (93,681)       (16,615)      (71,496)       (5,831)        (7,792)        (5,909)
                                  -------------  -------------  ------------  ------------  -------------  -------------
Units end of year...............        129,720         43,498        82,568        27,307        129,138         96,805
                                  =============  =============  ============  ============  =============  =============


                                          MIST CLARION               MIST CLEARBRIDGE             MIST CLEARBRIDGE
                                       GLOBAL REAL ESTATE          AGGRESSIVE GROWTH II           AGGRESSIVE GROWTH
                                       INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ----------------------------  ---------------------------  ---------------------------
                                       2013           2012          2013          2012           2013           2012
                                  -------------  -------------  ------------  -------------  ------------  -------------

Units beginning of year.........        260,332        196,292        20,022         16,588       164,616        128,867
Units issued and transferred
   from other funding options...         94,696         85,570         3,537          4,959        86,500         66,808
Units redeemed and transferred
   to other funding options.....       (24,871)       (21,530)       (1,760)        (1,525)      (28,275)       (31,059)
                                  -------------  -------------  ------------  -------------  ------------  -------------
Units end of year...............        330,157        260,332        21,799         20,022       222,841        164,616
                                  =============  =============  ============  =============  ============  =============


                                                                       MIST INVESCO
                                      MIST HARRIS OAKMARK              BALANCED-RISK                MIST INVESCO
                                         INTERNATIONAL                  ALLOCATION                  MID CAP VALUE
                                      INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ---------------------------  ----------------------------  ---------------------------
                                      2013           2012           2013        2012 (b)         2013         2012 (b)
                                  ------------  -------------  -------------  -------------  -------------  ------------

Units beginning of year.........       328,522        261,894        629,500             --        114,736            --
Units issued and transferred
   from other funding options...        90,488         94,879        597,237        638,924         15,402       120,196
Units redeemed and transferred
   to other funding options.....      (21,253)       (28,251)      (351,284)        (9,424)        (8,390)       (5,460)
                                  ------------  -------------  -------------  -------------  -------------  ------------
Units end of year...............       397,757        328,522        875,453        629,500        121,748       114,736
                                  ============  =============  =============  =============  =============  ============

                                         MIST INVESCO              MIST JPMORGAN GLOBAL             MIST JPMORGAN
                                       SMALL CAP GROWTH              ACTIVE ALLOCATION             SMALL CAP VALUE
                                      INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ---------------------------  ----------------------------  --------------------------
                                      2013           2012           2013         2012 (b)        2013          2012
                                  -------------  ------------  -------------  -------------  ------------  ------------

Units beginning of year.........         48,245        38,873        104,921             --        44,256        37,755
Units issued and transferred
   from other funding options...         15,123        13,816        617,337        110,875         9,524        12,077
Units redeemed and transferred
   to other funding options.....        (4,633)       (4,444)      (146,616)        (5,954)       (3,826)       (5,576)
                                  -------------  ------------  -------------  -------------  ------------  ------------
Units end of year...............         58,735        48,245        575,642        104,921        49,954        44,256
                                  =============  ============  =============  =============  ============  ============


                                  MIST LOOMIS SAYLES        MIST LORD ABBETT             MIST MET/TEMPLETON
                                    GLOBAL MARKETS           BOND DEBENTURE              INTERNATIONAL BOND
                                  INVESTMENT DIVISION      INVESTMENT DIVISION           INVESTMENT DIVISION
                                  -------------------  ---------------------------  ----------------------------
                                       2013 (a)            2013           2012           2013         2012 (b)
                                  -------------------  -------------  ------------  -------------  -------------

Units beginning of year.........               --            105,090        72,818          5,000             --
Units issued and transferred
   from other funding options...          117,745             37,901        39,187         26,667          5,270
Units redeemed and transferred
   to other funding options.....         (16,039)           (14,941)       (6,915)        (5,139)          (270)
                                  -------------------  -------------  ------------  -------------  -------------
Units end of year...............          101,706            128,050       105,090         26,528          5,000
                                  ===================  =============  ============  =============  =============


(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 30, 2012 to December 31, 2012.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                                                                                                    MIST METLIFE
                                         MIST METLIFE                MIST METLIFE              MIST METLIFE          MULTI-INDEX
                                      AGGRESSIVE STRATEGY            BALANCED PLUS            GROWTH STRATEGY       TARGETED RISK
                                      INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION  INVESTMENT DIVISION
                                  --------------------------  ----------------------------  -------------------  -------------------
                                      2013          2012          2013         2012 (b)          2013 (a)             2013 (a)
                                  ------------  ------------  -------------  -------------  -------------------  -------------------

Units beginning of year.........       764,689       672,538         22,671             --               --                    --
Units issued and transferred
   from other funding options...       153,736       199,671        131,804         25,353          186,002                14,255
Units redeemed and transferred
   to other funding options.....      (67,924)     (107,520)       (18,329)        (2,682)          (9,287)              (12,908)
                                  ------------  ------------  -------------  -------------  -------------------  -------------------
Units end of year...............       850,501       764,689        136,146         22,671          176,715                 1,347
                                  ============  ============  =============  =============  ===================  ===================



                                       MIST MFS EMERGING            MIST MFS RESEARCH           MIST MORGAN STANLEY
                                        MARKETS EQUITY                INTERNATIONAL               MID CAP GROWTH
                                      INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                  --------------------------  ----------------------------  --------------------------
                                      2013          2012           2013          2012           2013          2012
                                  ------------  ------------  -------------  -------------  ------------  ------------

Units beginning of year.........        50,194        11,205        236,043        193,460       100,020        78,841
Units issued and transferred
   from other funding options...        51,970        42,704         40,952         74,125        25,330        32,439
Units redeemed and transferred
   to other funding options.....       (3,447)       (3,715)       (14,231)       (31,542)      (20,406)      (11,260)
                                  ------------  ------------  -------------  -------------  ------------  ------------
Units end of year...............        98,717        50,194        262,764        236,043       104,944       100,020
                                  ============  ============  =============  =============  ============  ============

                                        MIST OPPENHEIMER          MIST PIMCO INFLATION              MIST PIMCO
                                          GLOBAL EQUITY              PROTECTED BOND                TOTAL RETURN
                                       INVESTMENT DIVISION         INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ---------------------------  ---------------------------  ---------------------------
                                       2013          2012          2013           2012          2013           2012
                                  -------------  ------------  -------------  ------------  -------------  ------------

Units beginning of year.........        119,727        87,736        270,950       186,791        507,436       384,380
Units issued and transferred
   from other funding options...        109,583        40,944        104,686       101,360        150,628       176,544
Units redeemed and transferred
   to other funding options.....        (8,482)       (8,953)       (38,088)      (17,201)       (35,324)      (53,488)
                                  -------------  ------------  -------------  ------------  -------------  ------------
Units end of year...............        220,828       119,727        337,548       270,950        622,740       507,436
                                  =============  ============  =============  ============  =============  ============


                                     MIST PYRAMIS            MIST SCHRODERS             MIST SSGA GROWTH
                                     MANAGED RISK          GLOBAL MULTI-ASSET            AND INCOME ETF
                                  INVESTMENT DIVISION      INVESTMENT DIVISION         INVESTMENT DIVISION
                                  -------------------  --------------------------  --------------------------
                                       2013 (a)            2013        2012 (b)        2013          2012
                                  -------------------  ------------  ------------  ------------  ------------

Units beginning of year.........               --            33,026            --       394,630       240,656
Units issued and transferred
   from other funding options...           53,707         1,114,382        37,085       153,819       175,276
Units redeemed and transferred
   to other funding options.....         (44,197)         (481,443)       (4,059)      (44,394)      (21,302)
                                  -------------------  ------------  ------------  ------------  ------------
Units end of year...............            9,510           665,965        33,026       504,055       394,630
                                  ===================  ============  ============  ============  ============

                                           MIST SSGA                MIST T. ROWE PRICE           MSF BAILLIE GIFFORD
                                          GROWTH ETF                  MID CAP GROWTH             INTERNATIONAL STOCK
                                      INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ---------------------------  ----------------------------  --------------------------
                                      2013           2012           2013           2012          2013          2012
                                  -------------  ------------  -------------  -------------  ------------  ------------

Units beginning of year.........        405,394       278,723        265,524        191,587        81,789        64,344
Units issued and transferred
   from other funding options...        170,820       162,345         91,988         83,810        19,478        22,696
Units redeemed and transferred
   to other funding options.....       (36,523)      (35,674)       (31,478)        (9,873)       (6,656)       (5,251)
                                  -------------  ------------  -------------  -------------  ------------  ------------
Units end of year...............        539,691       405,394        326,034        265,524        94,611        81,789
                                  =============  ============  =============  =============  ============  ============


                                     MSF BARCLAYS AGGREGATE            MSF BLACKROCK                MSF BLACKROCK
                                           BOND INDEX                   BOND INCOME             CAPITAL APPRECIATION
                                       INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ----------------------------  --------------------------  ----------------------------
                                       2013           2012          2013          2012           2013          2012
                                  -------------  -------------  ------------  ------------  -------------  -------------

Units beginning of year.........        403,003        276,432        22,187        15,208         30,030         22,502
Units issued and transferred
   from other funding options...        188,010        155,801         8,702         7,725          9,752          9,685
Units redeemed and transferred
   to other funding options.....       (33,578)       (29,230)       (2,051)         (746)        (3,668)        (2,157)
                                  -------------  -------------  ------------  ------------  -------------  -------------
Units end of year...............        557,435        403,003        28,838        22,187         36,114         30,030
                                  =============  =============  ============  ============  =============  =============

                                         MSF BLACKROCK               MSF BLACKROCK                   MSF DAVIS
                                          DIVERSIFIED               LARGE CAP VALUE                VENTURE VALUE
                                      INVESTMENT DIVISION         INVESTMENT DIVISION           INVESTMENT DIVISION
                                  --------------------------  ---------------------------  ----------------------------
                                      2013          2012          2013           2012           2013          2012
                                  ------------  ------------  -------------  ------------  -------------  -------------

Units beginning of year.........        16,970        11,493        283,785       233,773        167,404        142,183
Units issued and transferred
   from other funding options...         4,605         6,444         60,012        65,039         25,037         32,324
Units redeemed and transferred
   to other funding options.....         (589)         (967)       (32,080)      (15,027)       (13,964)        (7,103)
                                  ------------  ------------  -------------  ------------  -------------  -------------
Units end of year...............        20,986        16,970        311,717       283,785        178,477        167,404
                                  ============  ============  =============  ============  =============  =============


                                         MSF FRONTIER                 MSF JENNISON               MSF LOOMIS SAYLES
                                        MID CAP GROWTH                   GROWTH                   SMALL CAP CORE
                                      INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                  --------------------------  ----------------------------  --------------------------
                                      2013          2012           2013          2012           2013          2012
                                  ------------  ------------  -------------  -------------  ------------  ------------

Units beginning of year.........        29,859        25,185        103,047         25,841        50,508        42,205
Units issued and transferred
   from other funding options...         4,674         6,035         30,305         91,982         7,360        12,043
Units redeemed and transferred
   to other funding options.....       (2,259)       (1,361)       (12,222)       (14,776)       (4,645)       (3,740)
                                  ------------  ------------  -------------  -------------  ------------  ------------
Units end of year...............        32,274        29,859        121,130        103,047        53,223        50,508
                                  ============  ============  =============  =============  ============  ============


(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 30, 2012 to December 31, 2012.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                        MSF LOOMIS SAYLES             MSF MET/ARTISAN                MSF METLIFE
                                        SMALL CAP GROWTH               MID CAP VALUE           CONSERVATIVE ALLOCATION
                                       INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ----------------------------  --------------------------  ----------------------------
                                       2013          2012           2013          2012           2013          2012
                                  -------------  -------------  ------------  ------------  -------------  -------------

Units beginning of year.........         67,155         50,886        31,546        25,762        150,610        120,155
Units issued and transferred
   from other funding options...         29,873         21,549         8,849         7,724         46,355         52,459
Units redeemed and transferred
   to other funding options.....       (10,897)        (5,280)       (1,971)       (1,940)       (23,972)       (22,004)
                                  -------------  -------------  ------------  ------------  -------------  -------------
Units end of year...............         86,131         67,155        38,424        31,546        172,993        150,610
                                  =============  =============  ============  ============  =============  =============


                                   MSF METLIFE CONSERVATIVE           MSF METLIFE MID                MSF METLIFE
                                    TO MODERATE ALLOCATION            CAP STOCK INDEX            MODERATE ALLOCATION
                                      INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ----------------------------  --------------------------  ----------------------------
                                       2013          2012           2013          2012           2013           2012
                                  -------------  -------------  ------------  ------------  -------------  -------------

Units beginning of year.........        244,785        181,621       197,353       140,364      1,476,449      1,160,646
Units issued and transferred
   from other funding options...        118,826         84,131        71,407        78,467        326,576        403,256
Units redeemed and transferred
   to other funding options.....       (58,922)       (20,967)      (24,349)      (21,478)       (86,434)       (87,453)
                                  -------------  -------------  ------------  ------------  -------------  -------------
Units end of year...............        304,689        244,785       244,411       197,353      1,716,591      1,476,449
                                  =============  =============  ============  ============  =============  =============

                                     MSF METLIFE MODERATE TO           MSF METLIFE                    MSF MFS
                                      AGGRESSIVE ALLOCATION            STOCK INDEX                 TOTAL RETURN
                                       INVESTMENT DIVISION         INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ---------------------------  ---------------------------  ---------------------------
                                       2013          2012          2013           2012          2013           2012
                                  -------------  ------------  -------------  ------------  -------------  ------------

Units beginning of year.........      3,118,731     2,545,608        287,246       242,211         21,305        16,087
Units issued and transferred
   from other funding options...        551,604       753,959         57,179        68,225          5,668         6,172
Units redeemed and transferred
   to other funding options.....      (251,244)     (180,836)       (30,009)      (23,190)        (1,979)         (954)
                                  -------------  ------------  -------------  ------------  -------------  ------------
Units end of year...............      3,419,091     3,118,731        314,416       287,246         24,994        21,305
                                  =============  ============  =============  ============  =============  ============


                                                                       MSF MSCI                   MSF NEUBERGER
                                         MSF MFS VALUE                EAFE INDEX                 BERMAN GENESIS
                                      INVESTMENT DIVISION         INVESTMENT DIVISION          INVESTMENT DIVISION
                                  --------------------------  ---------------------------  ---------------------------
                                      2013          2012          2013          2012           2013          2012
                                  ------------  ------------  ------------  -------------  ------------  -------------

Units beginning of year.........        84,118        45,257       426,987        316,841        63,213         54,047
Units issued and transferred
   from other funding options...       237,473        48,554       147,727        159,287        49,558         14,335
Units redeemed and transferred
   to other funding options.....      (19,369)       (9,693)      (48,796)       (49,141)       (6,597)        (5,169)
                                  ------------  ------------  ------------  -------------  ------------  -------------
Units end of year...............       302,222        84,118       525,918        426,987       106,174         63,213
                                  ============  ============  ============  =============  ============  =============


                                                                   MSF T. ROWE PRICE             MSF T. ROWE PRICE
                                     MSF RUSSELL2000 INDEX         LARGE CAP GROWTH              SMALL CAP GROWTH
                                      INVESTMENT DIVISION         INVESTMENT DIVISION           INVESTMENT DIVISION
                                  --------------------------  ----------------------------  ---------------------------
                                      2013          2012          2013           2012           2013          2012
                                  ------------  ------------  -------------  -------------  ------------  -------------

Units beginning of year.........       143,051       109,831         88,757         52,851        95,256         55,987
Units issued and transferred
   from other funding options...        79,658        69,973        166,765         39,274        40,048         58,871
Units redeemed and transferred
   to other funding options.....      (54,634)      (36,753)       (24,346)        (3,368)      (18,063)       (19,602)
                                  ------------  ------------  -------------  -------------  ------------  -------------
Units end of year...............       168,075       143,051        231,176         88,757       117,241         95,256
                                  ============  ============  =============  =============  ============  =============


                                                                    MSF WESTERN ASSET               MSF WESTERN
                                      MSF VAN ECK GLOBAL          MANAGEMENT STRATEGIC           ASSET MANAGEMENT
                                       NATURAL RESOURCES           BOND OPPORTUNITIES             U.S. GOVERNMENT
                                      INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ---------------------------  ---------------------------  --------------------------
                                       2013          2012          2013           2012          2013          2012
                                  -------------  ------------  ------------  -------------  ------------  ------------

Units beginning of year.........          3,841         1,004        53,845         35,903        52,838        48,288
Units issued and transferred
   from other funding options...          3,115         3,578        14,930         21,514         9,661        14,168
Units redeemed and transferred
   to other funding options.....          (488)         (741)      (13,354)        (3,572)       (7,471)       (9,618)
                                  -------------  ------------  ------------  -------------  ------------  ------------
Units end of year...............          6,468         3,841        55,421         53,845        55,028        52,838
                                  =============  ============  ============  =============  ============  ============


(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 30, 2012 to December 31, 2012.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying fund or portfolio, for the respective stated periods in the five years ended December 31, 2013:

                                                            AS OF DECEMBER 31
                                               -------------------------------------------

                                                                                  NET
                                                  UNITS     UNIT VALUE ($)    ASSETS ($)
                                               -----------  ---------------  -------------
  American Funds Bond                    2013      168,350            21.88      3,684,095
     Investment Division                 2012      133,110            22.37      2,977,166
                                         2011      101,001            21.23      2,143,800
                                         2010       82,577            20.00      1,651,937
                                         2009       47,461            18.79        891,960

  American Funds Global Small            2013      253,497            45.52     11,538,715
     Capitalization Investment Division  2012      225,395            35.48      7,997,921
                                         2011      189,969            30.03      5,704,007
                                         2010      137,430            37.13      5,103,444
                                         2009       89,595            30.34      2,717,929

  American Funds Growth                  2013       81,378           335.94     27,337,726
     Investment Division                 2012       72,600           258.21     18,746,001
                                         2011       60,088           219.03     13,160,810
                                         2010       44,761           228.81     10,241,747
                                         2009       28,940           192.80      5,579,522

  American Funds Growth-Income           2013       70,462           234.74     16,540,232
     Investment Division                 2012       63,272           175.83     11,125,433
                                         2011       53,288           149.67      7,975,549
                                         2010       39,278           152.46      5,988,288
                                         2009       24,200           136.83      3,311,201

  FTVIPT Franklin Income Securities      2013        2,044            85.14        174,069
     Investment Division
     (Commenced 4/29/2013)

  FTVIPT Mutual Shares Securities        2013        4,867            36.17        176,046
     Investment Division
     (Commenced 4/29/2013)

  MIST AllianceBernstein Global          2013       56,679            12.03        681,592
     Dynamic Allocation                  2012       15,161            10.82        164,037
     Investment Division
     (Commenced 4/30/2012)

  MIST American Funds Balanced           2013      268,030            13.75      3,686,426
     Allocation Investment Division      2012      200,000            11.57      2,313,287
                                         2011      151,458            10.16      1,539,431
                                         2010      102,608            10.35      1,061,980
                                         2009       42,709             9.21        393,272

  MIST American Funds Growth             2013      917,785            13.79     12,657,139
     Allocation Investment Division      2012      800,014            10.99      8,795,275
                                         2011      638,863             9.43      6,026,633
                                         2010      445,831             9.87      4,399,529
                                         2009      266,756             8.67      2,313,537


                                                       FOR THE YEAR ENDED DECEMBER 31
                                               ------------------------------------------------
                                               INVESTMENT(1)
                                                  INCOME          EXPENSE            TOTAL
                                                 RATIO (%)     RATIO(2) (%)      RETURN(3) (%)
                                               -------------  ---------------  ----------------
  American Funds Bond                    2013      1.91            0.00             (2.16)
     Investment Division                 2012      2.72            0.00               5.37
                                         2011      3.21            0.00               6.10
                                         2010      3.32            0.00               6.44
                                         2009      4.16            0.00              12.61

  American Funds Global Small            2013      0.86            0.00              28.28
     Capitalization Investment Division  2012      1.34            0.00              18.18
                                         2011      1.33            0.00            (19.14)
                                         2010      1.79            0.00              22.41
                                         2009      0.38            0.00              61.30

  American Funds Growth                  2013      0.97            0.00              30.10
     Investment Division                 2012      0.84            0.00              17.89
                                         2011      0.66            0.00             (4.28)
                                         2010      0.84            0.00              18.68
                                         2009      0.85            0.00              39.41

  American Funds Growth-Income           2013      1.44            0.00              33.50
     Investment Division                 2012      1.76            0.00              17.48
                                         2011      1.77            0.00             (1.83)
                                         2010      1.81            0.00              11.43
                                         2009      2.15            0.00              31.24

  FTVIPT Franklin Income Securities      2013      8.83            0.00               6.12
     Investment Division
     (Commenced 4/29/2013)

  FTVIPT Mutual Shares Securities        2013      1.74            0.00              14.97
     Investment Division
     (Commenced 4/29/2013)

  MIST AllianceBernstein Global          2013      1.15            0.00              11.15
     Dynamic Allocation                  2012        --            0.00               4.39
     Investment Division
     (Commenced 4/30/2012)

  MIST American Funds Balanced           2013      1.53            0.00              18.91
     Allocation Investment Division      2012      1.86            0.00              13.80
                                         2011      1.42            0.00             (1.80)
                                         2010      1.03            0.00              12.40
                                         2009        --            0.00              30.06

  MIST American Funds Growth             2013      1.26            0.00              25.44
     Allocation Investment Division      2012      1.43            0.00              16.54
                                         2011      1.33            0.00             (4.41)
                                         2010      1.00            0.00              13.78
                                         2009        --            0.00              34.36


           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         AS OF DECEMBER 31
                                             -----------------------------------------

                                                                               NET
                                                UNITS     UNIT VALUE ($)   ASSETS ($)
                                             ----------  ---------------  ------------
  MIST American Funds Moderate         2013     395,255            13.48     5,328,886
     Allocation Investment Division    2012     318,665            11.85     3,776,895
                                       2011     224,168            10.65     2,387,623
                                       2010     127,253            10.60     1,349,422
                                       2009      59,365             9.63       571,494

  MIST AQR Global Risk Balanced        2013     129,720            10.15     1,317,247
     Investment Division               2012      43,498            10.51       457,203
     (Commenced 4/30/2012)

  MIST BlackRock Global Tactical       2013      82,568            11.63       960,172
     Strategies Investment Division    2012      27,307            10.54       287,874
     (Commenced 4/30/2012)

  MIST BlackRock Large Cap             2013     129,138            17.80     2,298,188
     Core Investment Division          2012      96,805            13.23     1,280,987
                                       2011      62,250            11.65       725,191
                                       2010      39,355            11.60       456,394
                                       2009      25,503            10.30       262,556

  MIST Clarion Global Real             2013     330,157            19.74     6,517,680
     Estate Investment Division        2012     260,332            19.03     4,952,941
                                       2011     196,292            15.06     2,956,969
                                       2010     136,639            15.90     2,173,006
                                       2009      79,668            13.68     1,089,579

  MIST ClearBridge Aggressive          2013      21,799           521.79    11,374,821
     Growth II Investment Division     2012      20,022           404.14     8,091,596
                                       2011      16,588           329.01     5,457,674
                                       2010      12,419           355.01     4,408,859
                                       2009       7,019           323.68     2,272,014

  MIST ClearBridge Aggressive          2013     222,841            16.25     3,621,943
     Growth Investment Division        2012     164,616            11.14     1,833,800
                                       2011     128,867             9.38     1,208,237
                                       2010      42,730             9.05       386,892
                                       2009      28,053             7.30       204,749

  MIST Harris Oakmark                  2013     397,757            30.88    12,281,184
     International Investment Division 2012     328,522            23.61     7,754,876
                                       2011     261,894            18.23     4,774,823
                                       2010     170,813            21.20     3,620,529
                                       2009      88,969            18.17     1,616,304

  MIST Invesco Balanced-Risk           2013     875,453             1.08       943,574
     Allocation Investment Division    2012     629,500             1.06       666,089
     (Commenced 4/30/2012)

  MIST Invesco Mid Cap Value           2013     121,748            42.94     5,227,873
     Investment Division               2012     114,736            32.87     3,771,705
     (Commenced 4/30/2012)


                                                     FOR THE YEAR ENDED DECEMBER 31
                                             ----------------------------------------------
                                             INVESTMENT(1)
                                                INCOME          EXPENSE           TOTAL
                                               RATIO (%)     RATIO(2) (%)     RETURN(3) (%)
                                             -------------  --------------  ---------------
  MIST American Funds Moderate         2013      1.85            0.00             13.75
     Allocation Investment Division    2012      2.32            0.00             11.28
                                       2011      1.60            0.00              0.44
                                       2010      1.35            0.00             10.15
                                       2009        --            0.00             23.90

  MIST AQR Global Risk Balanced        2013      1.64            0.00            (3.39)
     Investment Division               2012        --            0.00              4.63
     (Commenced 4/30/2012)

  MIST BlackRock Global Tactical       2013      1.17            0.00             10.31
     Strategies Investment Division    2012        --            0.00              4.21
     (Commenced 4/30/2012)

  MIST BlackRock Large Cap             2013      1.30            0.00             34.49
     Core Investment Division          2012      1.10            0.00             13.59
                                       2011      1.03            0.00              0.46
                                       2010      1.21            0.00             12.64
                                       2009      1.28            0.00             19.34

  MIST Clarion Global Real             2013      6.56            0.00              3.76
     Estate Investment Division        2012      2.15            0.00             26.30
                                       2011      3.81            0.00            (5.28)
                                       2010      7.53            0.00             16.28
                                       2009      2.83            0.00             35.12

  MIST ClearBridge Aggressive          2013      0.75            0.00             29.11
     Growth II Investment Division     2012      0.41            0.00             22.83
                                       2011      1.70            0.00            (7.32)
                                       2010      1.53            0.00              9.68
                                       2009        --            0.00             43.21

  MIST ClearBridge Aggressive          2013      0.37            0.00             45.90
     Growth Investment Division        2012      0.20            0.00             18.81
                                       2011      0.06            0.00              3.56
                                       2010      0.06            0.00             24.05
                                       2009      0.13            0.00             33.45

  MIST Harris Oakmark                  2013      2.51            0.00             30.80
     International Investment Division 2012      1.69            0.00             29.47
                                       2011      0.03            0.00           (13.98)
                                       2010      1.81            0.00             16.67
                                       2009      6.88            0.00             55.46

  MIST Invesco Balanced-Risk           2013        --            0.00              1.86
     Allocation Investment Division    2012      0.54            0.00              4.67
     (Commenced 4/30/2012)

  MIST Invesco Mid Cap Value           2013      0.88            0.00             30.63
     Investment Division               2012        --            0.00              3.41
     (Commenced 4/30/2012)


           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31
                                           ------------------------------------------

                                                                              NET
                                               UNITS    UNIT VALUE ($)    ASSETS ($)
                                           -----------  ---------------  ------------
  MIST Invesco Small Cap             2013       58,735            30.45     1,788,530
     Growth Investment Division      2012       48,245            21.67     1,045,357
                                     2011       38,873            18.28       710,749
                                     2010       28,659            18.44       528,466
                                     2009       11,474            14.58       167,289

  MIST JPMorgan Global Active        2013      575,642             1.18       677,339
     Allocation Investment Division  2012      104,921             1.06       111,237
     (Commenced 4/30/2012)

  MIST JPMorgan Small Cap            2013       49,954            22.33     1,115,576
     Value Investment Division       2012       44,256            16.76       741,717
                                     2011       37,755            14.49       547,099
                                     2010       23,085            16.12       372,190
                                     2009       10,398            13.49       140,252

  MIST Loomis Sayles Global          2013      101,706            19.16     1,948,274
     Markets Investment Division
     (Commenced 4/29/2013)

  MIST Lord Abbett Bond              2013      128,050            37.84     4,844,933
     Debenture Investment Division   2012      105,090            34.98     3,675,941
                                     2011       72,818            30.90     2,250,221
                                     2010       50,001            29.48     1,474,009
                                     2009       30,004            26.05       781,525

  MIST Met/Templeton International   2013       26,528            14.54       385,777
     Bond Investment Division        2012        5,000            14.36        71,800
     (Commenced 4/30/2012)

  MIST MetLife Aggressive Strategy   2013      850,501            17.68    15,040,637
     Investment Division             2012      764,689            13.63    10,421,027
     (Commenced 5/2/2011)            2011      672,538            11.64     7,830,263

  MIST MetLife Balanced Plus         2013      136,146            12.25     1,668,172
     Investment Division             2012       22,671            10.71       242,903
     (Commenced 4/30/2012)

  MIST MetLife Growth Strategy       2013      176,715            18.47     3,264,450
     Investment Division
     (Commenced 4/29/2013)

  MIST MetLife Multi-Index           2013        1,347            11.48        15,452
     Targeted Risk
     Investment Division
     (Commenced 4/29/2013)

  MIST MFS Emerging Markets          2013       98,717            12.57     1,240,916
     Equity Investment Division      2012       50,194            13.20       662,765
     (Commenced 5/2/2011)            2011       11,205            11.09       124,218


                                                    FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------------------
                                           INVESTMENT(1)
                                              INCOME           EXPENSE           TOTAL
                                             RATIO (%)      RATIO(2) (%)     RETURN(3) (%)
                                           -------------  ---------------  ----------------
  MIST Invesco Small Cap             2013      0.40             0.00              40.54
     Growth Investment Division      2012        --             0.00              18.51
                                     2011        --             0.00             (0.85)
                                     2010        --             0.00              26.47
                                     2009        --             0.00              34.21

  MIST JPMorgan Global Active        2013      0.07             0.00              10.99
     Allocation Investment Division  2012      0.65             0.00               4.66
     (Commenced 4/30/2012)

  MIST JPMorgan Small Cap            2013      0.66             0.00              33.25
     Value Investment Division       2012      0.79             0.00              15.66
                                     2011      1.48             0.00            (10.12)
                                     2010      0.72             0.00              19.53
                                     2009      0.82             0.00              29.09

  MIST Loomis Sayles Global          2013        --             0.00              11.76
     Markets Investment Division
     (Commenced 4/29/2013)

  MIST Lord Abbett Bond              2013      6.63             0.00               8.17
     Debenture Investment Division   2012      6.83             0.00              13.19
                                     2011      5.67             0.00               4.82
                                     2010      5.67             0.00              13.18
                                     2009      6.15             0.00              37.12

  MIST Met/Templeton International   2013      1.64             0.00               1.27
     Bond Investment Division        2012        --             0.00               8.00
     (Commenced 4/30/2012)

  MIST MetLife Aggressive Strategy   2013      0.93             0.00              29.77
     Investment Division             2012      0.82             0.00              17.05
     (Commenced 5/2/2011)            2011        --             0.00             (5.77)

  MIST MetLife Balanced Plus         2013      0.92             0.00              14.36
     Investment Division             2012        --             0.00               5.63
     (Commenced 4/30/2012)

  MIST MetLife Growth Strategy       2013        --             0.00              16.01
     Investment Division
     (Commenced 4/29/2013)

  MIST MetLife Multi-Index           2013      0.16             0.00               6.04
     Targeted Risk
     Investment Division
     (Commenced 4/29/2013)

  MIST MFS Emerging Markets          2013      1.12             0.00             (4.80)
     Equity Investment Division      2012      0.69             0.00              19.10
     (Commenced 5/2/2011)            2011        --             0.00            (18.43)


           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31
                                           -------------------------------------------

                                                                              NET
                                              UNITS     UNIT VALUE ($)    ASSETS ($)
                                           -----------  ---------------  -------------
  MIST MFS Research International    2013      262,764            21.34      5,608,381
     Investment Division             2012      236,043            17.85      4,213,173
                                     2011      193,460            15.26      2,952,079
                                     2010      150,699            17.04      2,567,534
                                     2009       96,947            15.26      1,479,355

  MIST Morgan Stanley Mid Cap        2013      104,944            26.66      2,797,519
     Growth Investment Division      2012      100,020            19.14      1,914,016
                                     2011       78,841            17.47      1,377,136
                                     2010       51,811            18.71        969,628
                                     2009       13,858            14.13        195,873

  MIST Oppenheimer Global            2013      220,828            33.41      7,378,649
     Equity Investment Division      2012      119,727            26.22      3,139,545
                                     2011       87,736            21.58      1,893,286
                                     2010       66,037            23.52      1,552,921
                                     2009       36,258            20.23        733,575

  MIST PIMCO Inflation Protected     2013      337,548            17.34      5,852,386
     Bond Investment Division        2012      270,950            19.05      5,161,187
                                     2011      186,791            17.42      3,254,528
                                     2010      156,234            15.63      2,441,724
                                     2009       93,469            14.47      1,352,538

  MIST PIMCO Total Return            2013      622,740            21.48     13,378,967
     Investment Division             2012      507,436            21.86     11,092,722
                                     2011      384,380            19.95      7,669,580
                                     2010      283,654            19.29      5,472,553
                                     2009      145,865            17.80      2,595,792

  MIST Pyramis Managed Risk          2013        9,510            10.86        103,271
     Investment Division
     (Commenced 4/29/2013)

  MIST Schroders Global Multi-Asset  2013      665,965             1.19        790,844
     Investment Division             2012       33,026             1.08         35,618
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income ETF    2013      504,055            16.52      8,326,201
     Investment Division             2012      394,630            14.59      5,757,443
                                     2011      240,656            12.90      3,104,077
                                     2010      128,138            12.74      1,631,923
                                     2009       38,277            11.31        432,892

  MIST SSgA Growth ETF               2013      539,691            16.45      8,876,708
     Investment Division             2012      405,394            13.90      5,634,239
                                     2011      278,723            12.05      3,359,145
                                     2010      154,882            12.28      1,902,102
                                     2009       45,330            10.74        486,757



                                                   FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------------------
                                           INVESTMENT(1)
                                              INCOME          EXPENSE            TOTAL
                                             RATIO (%)     RATIO(2) (%)      RETURN(3) (%)
                                           -------------  ---------------  ----------------
  MIST MFS Research International    2013      2.67            0.00              19.58
     Investment Division             2012      2.03            0.00              16.97
                                     2011      2.01            0.00            (10.44)
                                     2010      1.75            0.00              11.65
                                     2009      2.96            0.00              31.93

  MIST Morgan Stanley Mid Cap        2013      0.77            0.00              39.30
     Growth Investment Division      2012        --            0.00               9.55
                                     2011      0.66            0.00             (6.67)
                                     2010      0.10            0.00              32.41
                                     2009      0.02            0.00              57.83

  MIST Oppenheimer Global            2013      1.39            0.00              27.42
     Equity Investment Division      2012      1.51            0.00              21.52
                                     2011      1.89            0.00             (8.24)
                                     2010      1.37            0.00              16.23
                                     2009      2.20            0.00              40.31

  MIST PIMCO Inflation Protected     2013      2.35            0.00             (8.98)
     Bond Investment Division        2012      3.01            0.00               9.33
                                     2011      1.66            0.00              11.48
                                     2010      2.27            0.00               8.00
                                     2009      3.43            0.00              18.37

  MIST PIMCO Total Return            2013      4.18            0.00             (1.72)
     Investment Division             2012      3.16            0.00               9.56
                                     2011      2.72            0.00               3.42
                                     2010      3.22            0.00               8.41
                                     2009      6.19            0.00              18.39

  MIST Pyramis Managed Risk          2013      0.91            0.00               6.25
     Investment Division
     (Commenced 4/29/2013)

  MIST Schroders Global Multi-Asset  2013        --            0.00              10.11
     Investment Division             2012      2.75            0.00               6.68
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income ETF    2013      2.50            0.00              13.22
     Investment Division             2012      2.15            0.00              13.11
                                     2011      1.55            0.00               1.27
                                     2010      1.20            0.00              12.61
                                     2009      0.93            0.00              24.96

  MIST SSgA Growth ETF               2013      2.11            0.00              18.34
     Investment Division             2012      1.93            0.00              15.32
                                     2011      1.46            0.00             (1.86)
                                     2010      1.02            0.00              14.37
                                     2009      1.25            0.00              29.51



           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31
                                            -----------------------------------------

                                                                              NET
                                               UNITS    UNIT VALUE ($)    ASSETS ($)
                                            ----------  ---------------  ------------
  MIST T. Rowe Price Mid Cap          2013     326,034            19.01     6,198,327
     Growth Investment Division       2012     265,524            13.88     3,685,725
                                      2011     191,587            12.18     2,334,250
                                      2010     133,377            12.36     1,648,072
                                      2009      87,399             9.65       843,226

  MSF Baillie Gifford International   2013      94,611            20.73     1,961,680
     Stock Investment Division        2012      81,789            17.95     1,467,720
                                      2011      64,344            15.01       966,098
                                      2010      44,738            18.74       838,293
                                      2009      27,466            17.48       480,038

  MSF Barclays Aggregate Bond         2013     557,435            20.85    11,621,462
     Index Investment Division        2012     403,003            21.34     8,602,086
                                      2011     276,432            20.54     5,678,847
                                      2010     217,186            19.11     4,150,152
                                      2009     128,957            18.02     2,323,711

  MSF BlackRock Bond Income           2013      28,838            94.36     2,721,061
     Investment Division              2012      22,187            95.09     2,109,709
                                      2011      15,208            88.42     1,344,604
                                      2010      12,078            82.97     1,002,159
                                      2009       6,875            76.59       526,558

  MSF BlackRock Capital Appreciation  2013      36,114            57.65     2,081,980
     Investment Division              2012      30,030            42.95     1,289,858
                                      2011      22,502            37.56       845,091
                                      2010      12,549            41.25       517,590
                                      2009       8,811            34.42       303,305

  MSF BlackRock Diversified           2013      20,986            84.97     1,783,279
     Investment Division              2012      16,970            70.46     1,195,726
                                      2011      11,493            62.70       720,671
                                      2010       9,253            60.41       558,968
                                      2009       6,132            55.09       337,826

  MSF BlackRock Large Cap Value       2013     311,717            19.67     6,130,398
     Investment Division              2012     283,785            14.89     4,226,420
                                      2011     233,773            13.03     3,046,453
                                      2010     175,713            12.73     2,237,329
                                      2009     106,287            11.66     1,239,125

  MSF Davis Venture Value             2013     178,477            62.33    11,124,108
     Investment Division              2012     167,404            46.62     7,804,023
                                      2011     142,183            41.31     5,872,926
                                      2010     111,197            43.04     4,786,078
                                      2009      72,544            38.43     2,787,866

  MSF Frontier Mid Cap Growth         2013      32,274            93.40     3,014,510
     Investment Division              2012      29,859            70.35     2,100,587
                                      2011      25,185            63.39     1,596,544
                                      2010      17,626            65.35     1,151,958
                                      2009       9,693            56.68       549,406


                                                    FOR THE YEAR ENDED DECEMBER 31
                                            ----------------------------------------------
                                            INVESTMENT(1)
                                               INCOME          EXPENSE           TOTAL
                                              RATIO (%)     RATIO(2) (%)     RETURN(3) (%)
                                            -------------  --------------  ---------------
  MIST T. Rowe Price Mid Cap          2013      0.37            0.00             36.96
     Growth Investment Division       2012        --            0.00             13.93
                                      2011        --            0.00            (1.39)
                                      2010        --            0.00             28.07
                                      2009        --            0.00             45.85

  MSF Baillie Gifford International   2013      1.55            0.00             15.54
     Stock Investment Division        2012      1.30            0.00             19.52
                                      2011      1.72            0.00           (19.87)
                                      2010      1.42            0.00              7.21
                                      2009      0.81            0.00             22.17

  MSF Barclays Aggregate Bond         2013      3.39            0.00            (2.33)
     Index Investment Division        2012      3.57            0.00              3.90
                                      2011      3.40            0.00              7.50
                                      2010      3.51            0.00              6.05
                                      2009      4.44            0.00              5.17

  MSF BlackRock Bond Income           2013      3.78            0.00            (0.77)
     Investment Division              2012      2.51            0.00              7.55
                                      2011      3.70            0.00              6.56
                                      2010      3.61            0.00              8.34
                                      2009      6.10            0.00              9.47

  MSF BlackRock Capital Appreciation  2013      0.79            0.00             34.22
     Investment Division              2012      0.29            0.00             14.37
                                      2011      0.18            0.00            (8.95)
                                      2010      0.20            0.00             19.82
                                      2009      0.46            0.00             36.79

  MSF BlackRock Diversified           2013      2.32            0.00             20.59
     Investment Division              2012      2.06            0.00             12.38
                                      2011      2.24            0.00              3.80
                                      2010      1.77            0.00              9.65
                                      2009      4.33            0.00             17.30

  MSF BlackRock Large Cap Value       2013      1.35            0.00             32.05
     Investment Division              2012      1.54            0.00             14.28
                                      2011      1.04            0.00              2.35
                                      2010      0.93            0.00              9.22
                                      2009      1.17            0.00             11.21

  MSF Davis Venture Value             2013      1.33            0.00             33.70
     Investment Division              2012      0.80            0.00             12.86
                                      2011      1.09            0.00            (4.04)
                                      2010      0.92            0.00             12.00
                                      2009      1.30            0.00             31.99

  MSF Frontier Mid Cap Growth         2013      1.23            0.00             32.77
     Investment Division              2012        --            0.00             10.97
                                      2011      0.29            0.00            (3.00)
                                      2010      0.06            0.00             15.30
                                      2009      0.22            0.00             49.44


           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                             ------------------------------------------

                                                                                NET
                                                 UNITS     UNIT VALUE ($)   ASSETS ($)
                                             -----------  ---------------  ------------
  MSF Jennison Growth                  2013      121,130            22.67     2,745,868
     Investment Division               2012      103,047            16.55     1,705,048
                                       2011       25,841            14.29       369,286
                                       2010       14,651            14.22       208,298
                                       2009        7,371            12.74        93,882

  MSF Loomis Sayles Small Cap Core     2013       53,223            76.11     4,050,762
     Investment Division               2012       50,508            53.96     2,725,600
                                       2011       42,205            47.11     1,988,186
                                       2010       31,107            46.83     1,456,782
                                       2009       21,483            36.72       788,908

  MSF Loomis Sayles Small Cap          2013       86,131            21.35     1,839,284
     Growth Investment Division        2012       67,155            14.36       964,419
                                       2011       50,886            12.92       657,240
                                       2010       36,922            12.54       463,073
                                       2009       17,827             9.52       169,755

  MSF Met/Artisan Mid Cap Value        2013       38,424            66.15     2,541,701
     Investment Division               2012       31,546            48.34     1,524,786
                                       2011       25,762            43.21     1,113,168
                                       2010       20,330            40.47       822,824
                                       2009       12,439            35.18       437,619

  MSF MetLife Conservative Allocation  2013      172,993            16.00     2,767,706
     Investment Division               2012      150,610            15.31     2,305,791
                                       2011      120,155            13.98     1,680,137
                                       2010       95,882            13.51     1,295,625
                                       2009       38,640            12.25       473,216

  MSF MetLife Conservative to          2013      304,689            16.82     5,125,237
     Moderate Allocation               2012      244,785            15.13     3,703,030
     Investment Division               2011      181,621            13.54     2,458,901
                                       2010      400,707            13.37     5,356,765
                                       2009      349,751            11.96     4,182,691

  MSF MetLife Mid Cap Stock Index      2013      244,411            31.80     7,771,878
     Investment Division               2012      197,353            23.88     4,713,203
                                       2011      140,364            20.31     2,850,576
                                       2010       96,126            20.70     1,989,867
                                       2009       62,766            16.39     1,028,876

  MSF MetLife Moderate Allocation      2013    1,716,591            17.42    29,901,172
     Investment                        2012    1,476,449            14.73    21,740,853
     Division                          2011    1,160,646            12.98    15,062,198
                                       2010      821,746            13.13    10,787,267
                                       2009      451,900            11.57     5,227,980

  MSF MetLife Moderate to              2013    3,419,091            17.80    60,850,163
     Aggressive Allocation             2012    3,118,731            14.29    44,578,433
     Investment Division               2011    2,545,608            12.34    31,417,625
                                       2010    1,859,749            12.80    23,798,021
                                       2009    1,209,616            11.14    13,473,069


                                                     FOR THE YEAR ENDED DECEMBER 31
                                             -----------------------------------------------
                                             INVESTMENT(1)
                                                INCOME           EXPENSE          TOTAL
                                               RATIO (%)      RATIO(2) (%)    RETURN(3) (%)
                                             -------------  ---------------  ---------------
  MSF Jennison Growth                  2013      0.39             0.00             37.00
     Investment Division               2012      0.12             0.00             15.78
                                       2011      0.23             0.00              0.51
                                       2010      0.51             0.00             11.63
                                       2009      0.15             0.00             39.99

  MSF Loomis Sayles Small Cap Core     2013      0.42             0.00             41.04
     Investment Division               2012        --             0.00             14.55
                                       2011      0.10             0.00              0.59
                                       2010      0.09             0.00             27.53
                                       2009      0.23             0.00             30.25

  MSF Loomis Sayles Small Cap          2013        --             0.00             48.70
     Growth Investment Division        2012        --             0.00             11.19
                                       2011        --             0.00              2.98
                                       2010        --             0.00             31.71
                                       2009        --             0.00             29.93

  MSF Met/Artisan Mid Cap Value        2013      0.90             0.00             36.85
     Investment Division               2012      0.94             0.00             11.86
                                       2011      0.89             0.00              6.76
                                       2010      0.64             0.00             15.04
                                       2009      0.75             0.00             41.56

  MSF MetLife Conservative Allocation  2013      2.89             0.00              4.50
     Investment Division               2012      3.05             0.00              9.49
                                       2011      2.44             0.00              3.48
                                       2010      2.84             0.00             10.34
                                       2009      2.44             0.00             20.73

  MSF MetLife Conservative to          2013      2.55             0.00             11.20
     Moderate Allocation               2012      2.96             0.00             11.74
     Investment Division               2011      3.53             0.00              1.28
                                       2010      3.59             0.00             11.78
                                       2009      0.66             0.00             24.00

  MSF MetLife Mid Cap Stock Index      2013      1.08             0.00             33.15
     Investment Division               2012      0.92             0.00             17.60
                                       2011      0.81             0.00            (1.89)
                                       2010      0.88             0.00             26.28
                                       2009      1.46             0.00             36.99

  MSF MetLife Moderate Allocation      2013      2.08             0.00             18.29
     Investment                        2012      2.41             0.00             13.47
     Division                          2011      1.63             0.00            (1.14)
                                       2010      2.39             0.00             13.47
                                       2009      2.26             0.00             26.84

  MSF MetLife Moderate to              2013      1.61             0.00             24.51
     Aggressive Allocation             2012      2.03             0.00             15.82
     Investment Division               2011      1.51             0.00            (3.55)
                                       2010      2.11             0.00             14.89
                                       2009      2.20             0.00             29.43


           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                       AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                            ---------------------------------------  ----------------------------------------------
                                                                                     INVESTMENT(1)
                                                                            NET         INCOME          EXPENSE           TOTAL
                                               UNITS    UNIT VALUE ($)  ASSETS ($)     RATIO (%)     RATIO(2) (%)     RETURN(3) (%)
                                            ----------  --------------  -----------  -------------  --------------  ---------------
  MSF MetLife Stock Index             2013     314,416           85.59   26,912,058      1.76            0.00             32.02
     Investment Division              2012     287,246           64.83   18,623,575      1.67            0.00             15.76
                                      2011     242,211           56.01   13,565,952      1.55            0.00              1.84
                                      2010     181,289           55.00    9,970,762      1.56            0.00             14.82
                                      2009     113,154           47.90    5,420,020      2.09            0.00             26.24

  MSF MFS Total Return                2013      24,994           90.12    2,252,380      2.50            0.00             18.99
     Investment Division              2012      21,305           75.73    1,613,514      2.60            0.00             11.58
                                      2011      16,087           67.87    1,091,846      2.53            0.00              2.42
                                      2010      12,613           66.27      835,875      2.71            0.00             10.08
                                      2009       6,435           60.20      387,383      3.32            0.00             18.60

  MSF MFS Value                       2013     302,222           23.20    7,010,221      0.70            0.00             35.73
     Investment Division              2012      84,118           17.09    1,437,534      1.64            0.00             16.65
                                      2011      45,257           14.65      663,014      1.41            0.00              0.85
                                      2010      28,068           14.53      407,729      1.36            0.00             11.42
                                      2009      19,734           13.04      257,273        --            0.00             20.82

  MSF MSCI EAFE Index                 2013     525,918           19.92   10,474,509      2.95            0.00             21.86
     Investment Division              2012     426,987           16.34    6,978,408      2.87            0.00             18.33
                                      2011     316,841           13.81    4,376,223      2.26            0.00           (12.50)
                                      2010     213,593           15.78    3,371,538      2.45            0.00              8.19
                                      2009     127,295           14.59    1,857,202      3.33            0.00             28.67

  MSF Neuberger Berman Genesis        2013     106,174           31.24    3,316,658      0.53            0.00             38.52
     Investment Division              2012      63,213           22.55    1,425,510      0.36            0.00             10.03
                                      2011      54,047           20.50    1,107,734      0.71            0.00              5.80
                                      2010      43,832           19.37      849,110      0.42            0.00             21.58
                                      2009      27,419           15.93      436,891      0.81            0.00             13.15

  MSF Russell 2000 Index              2013     168,075           34.31    5,766,642      1.44            0.00             38.55
     Investment Division              2012     143,051           24.76    3,542,356      1.09            0.00             16.35
                                      2011     109,831           21.28    2,337,551      1.01            0.00            (4.10)
                                      2010      75,979           22.19    1,686,130      0.99            0.00             26.92
                                      2009      47,921           17.49      837,907      1.62            0.00             26.01

  MSF T. Rowe Price Large Cap Growth  2013     231,176           28.13    6,502,571      0.15            0.00             39.16
     Investment Division              2012      88,757           20.21    1,794,045      0.11            0.00             18.97
                                      2011      52,851           16.99      897,925      0.08            0.00            (1.11)
                                      2010      31,182           17.18      535,749      0.23            0.00             17.05
                                      2009      19,612           14.68      287,868      0.57            0.00             43.44

  MSF T. Rowe Price Small Cap Growth  2013     117,241           38.66    4,533,082      0.30            0.00             44.55
     Investment Division              2012      95,256           26.75    2,547,858        --            0.00             16.18
                                      2011      55,987           23.02    1,289,015        --            0.00              1.77
                                      2010      33,334           22.62      754,119        --            0.00             34.90
                                      2009      22,425           16.77      376,082      0.33            0.00             38.97

  MSF Van Eck Global Natural          2013       6,468          185.99    1,202,899      0.75            0.00             11.06
     Resources Investment Division    2012       3,841          167.46      643,272        --            0.00              2.80
     (Commenced 5/2/2011)             2011       1,004          162.89      163,582        --            0.00           (22.34)

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
            OF METLIFE INVESTORS USA INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                      AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                         ------------------------------------------  -----------------------------------------------
                                                                                     INVESTMENT(1)
                                                                            NET         INCOME           EXPENSE          TOTAL
                                             UNITS     UNIT VALUE ($)   ASSETS ($)     RATIO (%)      RATIO(2) (%)    RETURN(3) (%)
                                         -----------  ---------------  ------------  -------------  ---------------  ---------------
  MSF Western Asset Management     2013       55,421            39.73     2,202,024      4.91             0.00              1.09
     Strategic Bond Opportunities  2012       53,845            39.30     2,116,268      3.25             0.00             11.50
     Investment Division           2011       35,903            35.25     1,265,598      4.47             0.00              6.14
                                   2010       25,244            33.21       838,384      5.07             0.00             12.73
                                   2009       12,227            29.46       360,233      5.17             0.00             32.22

  MSF Western Asset Management     2013       55,028            24.53     1,349,753      2.18             0.00            (0.74)
     U.S. Government               2012       52,838            24.71     1,305,690      2.12             0.00              3.37
     Investment Division           2011       48,288            23.91     1,154,356      1.43             0.00              5.51
                                   2010       50,890            22.66     1,153,046      2.59             0.00              5.81
                                   2009       36,115            21.41       773,335      4.91             0.00              4.33

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio or fund in which the Investment Division invests.

 2 These amounts represent annualized policy expenses of each of the applicable
   Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

This page is intentionally left blank.

MetLife Investors USA Insurance Company

Consolidated Financial Statements
As of December 31, 2013 and 2012 and for the Years Ended December 31, 2013, 2012 and 2011 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of MetLife Investors USA Insurance Company:

We have audited the accompanying consolidated financial statements of MetLife Investors USA Insurance Company and its subsidiaries (the "Company"), an indirect wholly-owned subsidiary of MetLife, Inc., which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MetLife Investors USA Insurance Company and its subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Other Matter

Results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Philadelphia, Pennsylvania
April 8, 2014

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                          Consolidated Balance Sheets
                          December 31, 2013 and 2012

                (In millions, except share and per share data)

                                                                                    2013         2012
                                                                                ------------ ------------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value
   (amortized cost: $10,757 and $9,987, respectively).......................... $     11,214 $     11,387
 Equity securities available-for-sale, at estimated fair value (cost: $113 and
   $33, respectively)..........................................................           99           34
 Mortgage loans (net of valuation allowances of $8 and $8, respectively).......        1,826        1,678
 Policy loans..................................................................          151          130
 Real estate and real estate joint ventures....................................          190          175
 Other limited partnership interests...........................................          799          650
 Short-term investments, at estimated fair value...............................          504          722
 Other invested assets.........................................................          524          560
                                                                                ------------ ------------
   Total investments...........................................................       15,307       15,336
Cash and cash equivalents......................................................          100          122
Accrued investment income......................................................          134          135
Premiums, reinsurance and other receivables....................................       12,468       14,492
Deferred policy acquisition costs..............................................        3,624        2,906
Current income tax recoverable.................................................          108          137
Other assets...................................................................          692          725
Separate account assets........................................................       81,745       70,876
                                                                                ------------ ------------
     Total assets.............................................................. $    114,178 $    104,729
                                                                                ============ ============
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits......................................................... $      5,415 $      4,402
Policyholder account balances..................................................       11,066       12,937
Other policy-related balances..................................................        2,649        2,607
Payables for collateral under securities loaned and other transactions.........        1,547        1,823
Long-term debt.................................................................           40           41
Deferred income tax liability..................................................        1,113        1.383
Other liabilities..............................................................        5,796        5,389
Separate account liabilities...................................................       81,745       70,876
                                                                                ------------ ------------
     Total liabilities.........................................................      109,371       99,458
                                                                                ------------ ------------
Contingencies, Commitments and Guarantees (Note 12)
Stockholder's Equity
Preferred stock, par value $1.00 per share; 200,000 shares authorized, issued
  and outstanding..............................................................           --           --
Common stock, par value $200.00 per share; 15,000 shares authorized;
  11,000 shares issued and outstanding.........................................            2            2
Additional paid-in capital.....................................................        2,534        2,520
Retained earnings..............................................................        1,997        1,832
Accumulated other comprehensive income (loss)..................................          274          917
                                                                                ------------ ------------
     Total stockholder's equity................................................        4,807        5,271
                                                                                ------------ ------------
     Total liabilities and stockholder's equity................................ $    114,178 $    104,729
                                                                                ============ ============

       See accompanying notes to the consolidated financial statements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                  2013      2012      2011
                                                                --------- --------- ---------
Revenues
Premiums....................................................... $     333 $     428 $     647
Universal life and investment-type product policy fees.........     1,691     1,585     1,288
Net investment income..........................................       726       661       586
Other revenues.................................................       422       327       314
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.       (3)       (4)        --
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)............        --         2       (2)
 Other net investment gains (losses)...........................         9        27       (5)
                                                                --------- --------- ---------
   Total net investment gains (losses).........................         6        25       (7)
 Net derivative gains (losses).................................   (1,005)     1,135       725
                                                                --------- --------- ---------
     Total revenues............................................     2,173     4,161     3,553
                                                                --------- --------- ---------
Expenses
Policyholder benefits and claims...............................       571       802       779
Interest credited to policyholder account balances.............       419       421       424
Other expenses.................................................     1,039     1,928     1,688
                                                                --------- --------- ---------
     Total expenses............................................     2,029     3,151     2,891
                                                                --------- --------- ---------
Income (loss) before provision for income tax..................       144     1,010       662
Provision for income tax expense (benefit).....................      (21)       296       175
                                                                --------- --------- ---------
Net income (loss).............................................. $     165 $     714 $     487
                                                                ========= ========= =========

       See accompanying notes to the consolidated financial statements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                        2013    2012     2011
                                                                      -------- ------- ---------
Net income (loss).................................................... $    165 $   714 $     487
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........    (853)     331       697
 Unrealized gains (losses) on derivatives............................    (138)      16       199
 Foreign currency translation adjustments............................        2     (1)       (1)
                                                                      -------- ------- ---------
Other comprehensive income (loss), before income tax.................    (989)     346       895
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      346   (121)     (313)
                                                                      -------- ------- ---------
Other comprehensive income (loss), net of income tax.................    (643)     225       582
                                                                      -------- ------- ---------
Comprehensive income (loss).......................................... $  (478) $   939 $   1,069
                                                                      ======== ======= =========

       See accompanying notes to the consolidated financial statements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                       Accumulated Other Comprehensive Income (Loss)
                                                                       ---------------------------------------------
                                                                           Net
                                                                       Unrealized                       Foreign
                                              Additional               Investment     Other-Than-       Currency
                          Preferred  Common    Paid-in      Retained      Gains        Temporary      Translation
                           Stock     Stock     Capital     Earnings       (Losses)      Impairments     Adjustments
                         ---------- -------- ------------ ------------ -----------   --------------  --------------
Balance at December 31,
 2010 (1)............... $      --  $      2 $      2,520 $        631 $      113       $    (3)        $     --
Net income (loss).......                                           487
Other comprehensive
 income (loss), net of
 income tax.............                                                      584            (1)             (1)
                         ---------- -------- ------------ ------------ -----------   --------------  --------------
Balance at December 31,
 2011...................        --         2        2,520        1,118        697            (4)             (1)
Net income (loss).......                                           714
Other comprehensive
 income (loss), net of
 income tax.............                                                      225              1             (1)
                         ---------- -------- ------------ ------------ -----------   --------------  --------------
Balance at December 31,
 2012...................        --         2        2,520        1,832        922            (3)             (2)
Capital contribution....                               14
Net income (loss).......                                           165
Other comprehensive
 income (loss), net of
 income tax.............                                                    (645)              1               1
                         ---------- -------- ------------ ------------ -----------   --------------  --------------
Balance at December 31,
 2013................... $      --  $      2 $      2,534 $      1,997 $      277       $    (2)        $    (1)
                         ========== ======== ============ ============ ===========   ==============  ==============




                             Total
                         Stockholder's
                             Equity
                         -------------
Balance at December 31,
 2010 (1)............... $      3,263
Net income (loss).......          487
Other comprehensive
 income (loss), net of
 income tax.............          582
                         -------------
Balance at December 31,
 2011...................        4,332
Net income (loss).......          714
Other comprehensive
 income (loss), net of
 income tax.............          225
                         -------------
Balance at December 31,
 2012...................        5,271
Capital contribution....           14
Net income (loss).......          165
Other comprehensive
 income (loss), net of
 income tax.............        (643)
                         -------------
Balance at December 31,
 2013................... $      4,807
                         =============

--------

(1)Includes amounts related to prior period adjustments to Retained Earnings of ($25) million. See Note 1.

       See accompanying notes to the consolidated financial statements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                                      2013     2012     2011
                                                                                                    -------- -------- --------
Cash flows from operating activities
Net income (loss).................................................................................. $    165 $    714 $    487
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...........................................................       17       13       20
  Amortization of premiums and accretion of discounts associated with investments, net.............     (59)     (49)     (45)
  (Gains) losses on investments and derivatives, net...............................................      918  (1,222)    (826)
  (Income) loss from equity method investments, net of dividends or distributions..................     (34)     (24)      (2)
  Interest credited to policyholder account balances...............................................      419      421      424
  Universal life and investment-type product policy fees...........................................  (1,691)  (1,585)  (1,288)
  Change in accrued investment income..............................................................        7     (12)     (14)
  Change in premiums, reinsurance and other receivables............................................  (1,230)    (705)    (608)
  Change in deferred policy acquisition costs, net.................................................    (675)       41    (574)
  Change in income tax.............................................................................      105      328      160
  Change in other assets...........................................................................    1,637    1,417    1,058
  Change in insurance-related liabilities and policy-related balances..............................    1,123    1,469    1,299
  Change in other liabilities......................................................................      887      398      363
                                                                                                    -------- -------- --------
Net cash provided by (used in) operating activities................................................    1,589    1,204      454
                                                                                                    -------- -------- --------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.......................................................................    3,907    3,203    3,137
   Equity securities...............................................................................        9        3        5
   Mortgage loans..................................................................................      115       60       56
   Real estate and real estate joint ventures......................................................       27       --       --
   Other limited partnership interests.............................................................       50       68       93
  Purchases of:
   Fixed maturity securities.......................................................................  (4,569)  (3,715)  (4,274)
   Equity securities...............................................................................     (82)     (31)      (5)
   Mortgage loans..................................................................................    (258)    (229)    (387)
   Real estate and real estate joint ventures......................................................     (69)    (145)      (1)
   Other limited partnership interests.............................................................    (171)    (162)    (164)
  Cash received in connection with freestanding derivatives........................................       29       57       22
  Cash paid in connection with freestanding derivatives............................................     (76)     (18)     (25)
  Issuances of loans to affiliates.................................................................    (125)       --    (125)
  Net change in policy loans.......................................................................     (21)     (28)     (38)
  Net change in short-term investments.............................................................      220       57    (666)
  Net change in other invested assets..............................................................     (13)        5       25
                                                                                                    -------- -------- --------
Net cash provided by (used in) investing activities................................................  (1,027)    (875)  (2,347)
                                                                                                    -------- -------- --------
Cash flows from financing activities
  Policyholder account balances:
   Deposits........................................................................................    1,616    2,621    4,984
   Withdrawals.....................................................................................  (1,914)  (3,191)  (3,647)
  Net change in payables for collateral under securities loaned and other transactions.............    (276)      151      426
  Long-term debt repaid............................................................................      (1)      (1)      (3)
  Financing element on certain derivative instruments..............................................      (9)      105        1
                                                                                                    -------- -------- --------
Net cash provided by (used in) financing activities................................................    (584)    (315)    1,761
                                                                                                    -------- -------- --------
Change in cash and cash equivalents................................................................     (22)       14    (132)
Cash and cash equivalents, beginning of year.......................................................      122      108      240
                                                                                                    -------- -------- --------
Cash and cash equivalents, end of year                                                              $    100 $    122 $    108
                                                                                                    ======== ======== ========
Supplemental disclosures of cash flow information:
  Net cash paid (received) for:
   Interest........................................................................................ $      3 $      3 $      2
                                                                                                    ======== ======== ========
   Income tax...................................................................................... $  (131) $   (34) $     16
                                                                                                    ======== ======== ========
Non-cash transactions:
  Real estate and real estate joint ventures acquired in satisfaction of debt...................... $     -- $      2 $     --
                                                                                                    ======== ======== ========

       See accompanying notes to the consolidated financial statements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  MetLife Investors USA Insurance Company ("MLI-USA") and its subsidiaries, (the "Company"), a Delaware domiciled life insurance company is a wholly-owned subsidiary of MetLife Insurance Company of Connecticut ("MICC"). MICC is a subsidiary of MetLife, Inc. ("MetLife"). The Company markets, administers and insures a broad range of term life, universal and variable life and variable and fixed annuity products.

  In the second quarter of 2013, MetLife announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged consist of MICC, MLI-USA and MetLife Investors Insurance Company, each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a reinsurance company that mainly reinsures guarantees associated with variable annuity products. MICC, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of MetLife Investors USA Insurance Company and its subsidiary, as well as a partnership in which the Company has control. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

  Adjustments to Prior Periods

   During the fourth quarter of 2013, the Company determined certain prior period results should be adjusted to correct the following:

    . Certain prior years' acquisition costs related to variable annuity sales were incorrectly allocated to an affiliate. Such costs, net of deferred policy acquisition costs ("DAC"), were $65 million, $78 million and $62 million for 2012, 2011 and 2010, respectively.
    . A DAC recoverability write-off of $111 million associated with term life and universal life secondary guarantees business sold in 2012 was not recorded as of December 31, 2012.
    . The fair value of a bifurcated embedded derivative associated with a reinsurance agreement was overstated by $23 million for 2011.
    . Policyholder benefits and claims and other expenses were overstated in 2012 by $6 million and $23 million, respectively, due to an adjustment in the modeling of dynamic lapses in certain variable annuity products.
    . Adjustments associated with data used in the modeling of certain variable annuity projected benefits in periods prior to 2012. Previously, net derivative gains (losses) was over (understated) by $82 million, ($47) million and ($35) million for the years ended December 31, 2012 and 2011 and periods prior to 2011, respectively, and DAC amortization was over (understated) by $28 million, ($15) million and ($13) million for the years ended December 31, 2012 and 2011 and periods prior to 2011, respectively.

   Management evaluated the materiality of these adjustments quantitatively and qualitatively and concluded that they were not material to any prior periods' annual financial statements; however, unadjusted amounts as of December 31, 2012 would have had a significant effect on the results of operations for 2013 if they were recorded in 2013. Accordingly, the Company has revised its previously reported financial statements for prior annual periods for the items listed above, including the related tax impacts, as detailed below.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  The impact of the adjustments is shown in the tables below:

                                                       December 31, 2012
                                                      -------------------
                                                          As
                                                      Previously    As
      Consolidated Balance Sheets                      Reported  Adjusted
      ----------------------------------------------- ---------- --------
                                                         (In millions)
      Assets
         Premiums, reinsurance and other receivables.  $ 14,746  $ 14,492
         Deferred policy acquisition costs...........  $  2,945  $  2,906
         Other assets................................  $    721  $    725
         Total assets................................  $105,018  $104,729
      Liabilities
         Future policy benefits......................  $  4,404  $  4,402
         Deferred income tax liability...............  $  1,484  $  1,383
         Total liabilities...........................  $ 99,561  $ 99,458
      Stockholder's Equity
         Retained earnings...........................  $  2,018  $  1,832
         Total stockholder's equity..................  $  5,457  $  5,271
         Total liabilities and stockholder's equity..  $105,018  $104,729

                                                            December 31,
                                               ---------------------------------------
                                                      2012                2011
                                               ------------------- -------------------
                                                   As                  As
                                               Previously    As    Previously    As
Consolidated Statements of Operations           Reported  Adjusted  Reported  Adjusted
---------------------------------------------- ---------- -------- ---------- --------
                                                            (In millions)
Revenues
   Net derivative gains (losses)..............   $1,194    $1,135    $  701    $  725
   Total revenues.............................   $4,220    $4,161    $3,529    $3,553
Expenses
   Policyholder benefits and claims...........   $  808    $  802    $  779       N/A
   Other expenses.............................   $1,803    $1,928    $1,595    $1,688
   Total expenses.............................   $3,032    $3,151    $2,798    $2,891
Income (loss) before provision for income tax.   $1,188    $1,010    $  731    $  662
Provision for income tax expense (benefit)....   $  359    $  296    $  198    $  175
Net income (loss).............................   $  829    $  714    $  533    $  487

                                                                     December 31,
                                                        ---------------------------------------
                                                               2012                2011
                                                        ------------------- -------------------
                                                            As                  As
                                                        Previously    As    Previously    As
Consolidated Statements of Comprehensive Income (Loss)   Reported  Adjusted  Reported  Adjusted
------------------------------------------------------  ---------- -------- ---------- --------
                                                                     (In millions)
             Net income (loss).........................   $  829     $714     $  533    $  487
             Comprehensive income (loss)...............   $1,054     $939     $1,115    $1,069

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


                                                           As
                                                       Previously    As
      Consolidated Statements of Stockholder's Equity   Reported  Adjusted
      -----------------------------------------------  ---------- --------
                                                          (In millions)
             Retained Earnings
               Balance at December 31, 2010...........   $  656    $  631
                Net income (loss).....................   $  533    $  487
               Balance at December 31, 2011...........   $1,189    $1,118
                Net income (loss).....................   $  829    $  714
               Balance at December 31, 2012...........   $2,018    $1,832
             Total Stockholder's Equity
               Balance at December 31, 2010...........   $3,288    $3,263
               Balance at December 31, 2011...........   $4,403    $4,332
               Balance at December 31, 2012...........   $5,457    $5,271

                                                                             December 31,
                                                                --------------------------------------
                                                                       2012                2011
                                                                ------------------  ------------------
                                                                    As                  As
                                                                Previously    As    Previously    As
Consolidated Statements of Cash Flows                            Reported  Adjusted  Reported  Adjusted
--------------------------------------------------------------  ---------- -------- ---------- --------
                                                                             (In millions)
Cash flows from operating activities
   Net income (loss)...........................................  $   829   $   714    $  533    $ 487
   (Gains) losses on investments and derivatives, net..........  $(1,281)  $(1,222)   $ (802)   $(826)
   Change in premiums, reinsurance and other receivables.......  $  (756)  $  (705)   $ (710)   $(608)
   Change in deferred policy acquisition costs, net............  $   (33)  $    41    $ (566)   $(574)
   Change in income tax........................................  $   391   $   328    $  184    $ 160
   Change in other assets......................................  $ 1,421   $ 1,417    $1,058      N/A
   Change in insurance-related liabilities and policy-related
     balances..................................................  $ 1,471   $ 1,469    $1,299      N/A

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

  ----------------------------------------------------------------------------
  Accounting Policy                                                       Note
  ----------------------------------------------------------------------------
  Insurance                                                                2
  ----------------------------------------------------------------------------
  Deferred Policy Acquisition Costs and Other Policy-Related Intangibles   3
  ----------------------------------------------------------------------------
  Reinsurance                                                              4
  ----------------------------------------------------------------------------
  Investments                                                              5
  ----------------------------------------------------------------------------
  Derivatives                                                              6
  ----------------------------------------------------------------------------
  Fair Value                                                               7
  ----------------------------------------------------------------------------
  Income Tax                                                               11
  ----------------------------------------------------------------------------
  Litigation Contingencies                                                 12
  ----------------------------------------------------------------------------

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities and premiums received in advance.

    The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life contracts as premiums received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Deferred Policy Acquisition Costs and Other Policy-Related Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed;
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed; and
    . in limited circumstances, the costs of direct-response advertising, the primary purpose of which is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in probable future benefits.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   DAC is amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts (primarily term
    insurance)
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

   See Note 3 for additional information on DAC amortization.

   The recovery of DAC is dependent upon the future profitability of the related business.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements. The VODA associated with past business combinations contributed to the Company by MetLife is amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income

    Income on investments is reported within net investment income, unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held for sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in equity securities when it has significant influence or at least 20% interest and for investments in real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist of the following:

    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Tax credit and renewable energy partnerships derive their primary source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Leveraged leases are recorded net of non-recourse debt. Income on leveraged leases is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

-------------------------------------------------------------------------------
  Statement of Operations Presentation:    Derivative:
-------------------------------------------------------------------------------
  Net investment income                  .  Economic hedges of equity method
                                            investments in joint ventures
-------------------------------------------------------------------------------

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

    . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Employee Benefit Plans

  Pension, postretirement and postemployment benefits are provided to associates under plans sponsored and administered by MLIC, an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 Income Tax

   MetLife Investors USA Insurance Company joined with MetLife and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife has elected the "percentage method" (and 100 percent under such method) of reimbursing companies for tax attributes such as losses. As a result, 100 percent of tax attributes such as losses are reimbursed by MetLife to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes such as losses. Profitable subsidiaries pay to MetLife each year the federal income tax which such profitable subsidiary would have paid that year based upon that year's taxable income. If the Company has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by the Company when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if the Company would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

 Other Accounting Policies

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Computer Software

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $122 million and $109 million at December 31, 2013 and 2012, respectively. Accumulated amortization of capitalized software was $35 million and $32 million at December 31, 2013 and 2012, respectively. Related amortization expense was $3 million, $2 million and $12 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  Other Revenues

    Other revenues include fees on reinsurance financing agreements and advisory fees. Such fees are recognized in the period in which services are performed.

  Foreign Currency

    The results of foreign investments in other limited partnership interests are recorded based on the functional currency of each investment. Net assets of the foreign investments are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and the proportionate shares of net income from the foreign investments are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Adoption of New Accounting Pronouncements

  Effective July 17, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

  Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of accumulated OCI ("AOCI") by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 9.

  Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 6.

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 7.

Future Adoption of New Accounting Pronouncements

  In February 2013, the FASB issued new guidance regarding liabilities (Accounting Standards Update 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

2. Insurance

Insurance Liabilities

  Future policy benefits are measured as follows:

   Product Type:                      Measurement Assumptions:
   -------------------------------------------------------------------------
   Participating life                 Aggregate of net level premium
                                      reserves for death and endowment
                                      policy benefits (calculated based
                                      upon the non-forfeiture interest rate
                                      of 4%, and mortality rates guaranteed
                                      in calculating the cash surrender
                                      values described in such contracts).
   -------------------------------------------------------------------------
   Nonparticipating life              Aggregate of the present value of
                                      expected future benefit payments and
                                      related expenses less the present
                                      value of expected future net
                                      premiums. Assumptions as to mortality
                                      and persistency are based upon the
                                      Company's experience when the basis
                                      of the liability is established.
                                      Interest rate assumptions for the
                                      aggregate future policy benefit
                                      liabilities range from 3% to 7%.
   -------------------------------------------------------------------------
   Traditional fixed annuities after  Present value of expected future
   annuitization                      payments. Interest rate assumptions
                                      used in establishing such liabilities
                                      range from 4% to 8%.

  Participating business represented 3% and 2% of the Company's life insurance in-force at December 31, 2013 and 2012, respectively. Participating policies represented 35%, 27% and 12% of gross life insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 8%, less expenses, mortality charges and withdrawals.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Insurance (continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 6. Guarantees accounted for as insurance liabilities include:

 Guarantee:                               Measurement Assumptions:
 ------------------------------------------------------------------------------
 GMDBs  .  A return of purchase        .  Present value of expected death
           payment upon death even if     benefits in excess of the projected
           the account value is           account balance recognizing the
           reduced to zero.               excess ratably over the accumulation
                                          period based on the present value of
                                          total expected assessments.
        .  An enhanced death benefit   .  Assumptions are consistent with
           may be available for an        those used for amortizing DAC, and
           additional fee.                are thus subject to the same
                                          variability and risk.
                                       .  Investment performance and
                                          volatility assumptions are
                                          consistent with the historical
                                          experience of the appropriate
                                          underlying equity index, such as the
                                          S&P 500 Index.
                                       .  Benefit assumptions are based on the
                                          average benefits payable over a
                                          range of scenarios.
 ------------------------------------------------------------------------------
 GMIBs  .  After a specified period    .  Present value of expected income
           of time determined at the      benefits in excess of the projected
           time of issuance of the        account balance at any future date
           variable annuity contract,     of annuitization and recognizing the
           a minimum accumulation of      excess ratably over the accumulation
           purchase payments, even if     period based on present value of
           the account value is           total expected assessments.
           reduced to zero, that can
           be annuitized to receive a
           monthly income stream that
           is not less than a
           specified amount.
        .  Certain contracts also      .  Assumptions are consistent with
           provide for a guaranteed       those used for estimating GMDB
           lump sum return of             liabilities.
           purchase premium in lieu
           of the annuitization
           benefit.
                                       .  Calculation incorporates an
                                          assumption for the percentage of the
                                          potential annuitizations that may be
                                          elected by the contractholder.
 ------------------------------------------------------------------------------
 GMWBs  .  A return of purchase        .  Expected value of the life
           payment via partial            contingent payments and expected
           withdrawals, even if the       assessments using assumptions
           account value is reduced       consistent with those used for
           to zero, provided that         estimating the GMDB liabilities.
           cumulative withdrawals in
           a contract year do not
           exceed a certain limit.

        .  Certain contracts include
           guaranteed withdrawals
           that are life contingent.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Insurance (continued)


  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                  Universal and Variable
                                Annuity Contracts     Life Contracts
                                ----------------- ----------------------
                                                        Secondary
                                  GMDBs    GMIBs        Guarantees         Total
                                -------  -------  ---------------------- -------
                                                (In millions)
  Direct
  Balance at January 1, 2011...   $  73     $281                  $  470  $  824
  Incurred guaranteed benefits.      77      128                     139     344
  Paid guaranteed benefits.....    (18)       --                      --    (18)
                                -------  -------  ---------------------- -------
  Balance at December 31, 2011.     132      409                     609   1,150
  Incurred guaranteed benefits.     102      402                     269     773
  Paid guaranteed benefits.....    (21)       --                      --    (21)
                                -------  -------  ---------------------- -------
  Balance at December 31, 2012.     213      811                     878   1,902
  Incurred guaranteed benefits.     144      127                     312     583
  Paid guaranteed benefits.....    (13)       --                      --    (13)
                                -------  -------  ---------------------- -------
  Balance at December 31, 2013.   $ 344     $938                  $1,190  $2,472
                                =======  =======  ====================== =======
  Ceded
  Balance at January 1, 2011...   $  73     $ 97                  $  334  $  504
  Incurred guaranteed benefits.      77       44                     123     244
  Paid guaranteed benefits.....    (18)       --                      --    (18)
                                -------  -------  ---------------------- -------
  Balance at December 31, 2011.     132      141                     457     730
  Incurred guaranteed benefits.     102      140                     224     466
  Paid guaranteed benefits.....    (21)       --                      --    (21)
                                -------  -------  ---------------------- -------
  Balance at December 31, 2012.     213      281                     681   1,175
  Incurred guaranteed benefits.     144       44                     260     448
  Paid guaranteed benefits.....    (13)       --                      --    (13)
                                -------  -------  ---------------------- -------
  Balance at December 31, 2013.   $ 344     $325                  $  941  $1,610
                                =======  =======  ====================== =======
  Net
  Balance at January 1, 2011...   $  --     $184                  $  136  $  320
  Incurred guaranteed benefits.      --       84                      16     100
  Paid guaranteed benefits.....      --       --                      --      --
                                -------  -------  ---------------------- -------
  Balance at December 31, 2011.      --      268                     152     420
  Incurred guaranteed benefits.      --      262                      45     307
  Paid guaranteed benefits.....      --       --                      --      --
                                -------  -------  ---------------------- -------
  Balance at December 31, 2012.      --      530                     197     727
  Incurred guaranteed benefits.      --       83                      52     135
  Paid guaranteed benefits.....      --       --                      --      --
                                -------  -------  ---------------------- -------
  Balance at December 31, 2013.   $  --     $613                  $  249  $  862
                                =======  =======  ====================== =======

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Insurance (continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2013      2012
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Balanced........ $  39,626 $  35,569
                      Equity..........    36,676    29,557
                      Bond............     3,407     3,749
                      Money Market....       448       527
                                       --------- ---------
                       Total.......... $  80,157 $  69,402
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

 Universal and Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

   The amounts in the table below include direct business, but exclude offsets from hedging or reinsurance, if any. See Note 4 for a discussion of certain living and death benefit guarantees which have been reinsured. Therefore, the NARs presented below reflect the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Insurance (continued)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                               December 31,
                                         ---------------------------------------------------------
                                                     2013                         2012
                                         ---------------------------- ----------------------------
                                             In the          At           In the          At
                                         Event of Death Annuitization Event of Death Annuitization
                                         -------------- ------------- -------------- -------------
                                                               (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value............  $    84,964    $    57,041   $    74,156    $    51,411
Separate account value..................  $    82,428    $    55,805   $    71,446    $    49,778
Net amount at risk......................  $     1,324    $       562   $     1,976    $     2,316
Average attained age of contractholders.     65 years       64 years      64 years       63 years

                                                        December 31,
                                                   -----------------------
                                                      2013        2012
                                                   ----------- -----------
                                                    Secondary Guarantees
                                                   -----------------------
                                                        (In millions)
     Universal and Variable Life Contracts (1)
     Account value (general and separate account). $     4,207 $     3,659
     Net amount at risk........................... $    71,699 $    65,938
     Average attained age of policyholders........    56 years    56 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Obligations Under Funding Agreements

  MLI-USA is a member of the Federal Home Loan Bank ("FHLB") of Pittsburgh. Holdings of the FHLB of Pittsburgh common stock, included in equity securities, were as follows at:

                                             December 31,
                                             ------------
                                             2013    2012
                                             ----    ----
                                             (In millions)
                         FHLB of Pittsburgh.  $20     $11

  The Company has also entered into funding agreements with the FHLB of Pittsburgh. The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                      Liability        Collateral
                                  ----------------- -----------------
                                             December 31,
                                  -----------------------------------
                                      2013     2012     2013     2012
                                  -------- -------- -------- --------
                                             (In millions)
          FHLB of Pittsburgh (1).     $200      $-- $602 (2) $595 (2)

--------

(1)Represents funding agreements issued to the FHLB of Pittsburgh in exchange for cash and for which the FHLB of Pittsburgh has been granted a lien on certain assets, some of which are in the custody of the FHLB

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Insurance (continued)

   of Pittsburgh, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of Pittsburgh as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of Pittsburgh's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of Pittsburgh.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

Separate Accounts

  Separate account assets and liabilities primarily include pass-through separate accounts totaling $81.6 billion and $70.7 billion at December 31, 2013 and 2012, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2013, 2012 and 2011, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3. Deferred Policy Acquisition Costs and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC related to these contracts (primarily term insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition, include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

3. Deferred Policy Acquisition Costs and Other Policy-Related Intangibles (continued)

gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

3. Deferred Policy Acquisition Costs and Other Policy-Related Intangibles (continued)


  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC was as follows:

                                                                   Years Ended December 31,
                                                                  --------------------------
                                                                    2013     2012     2011
                                                                  -------- -------- --------
                                                                        (In millions)
DAC
Balance at January 1,............................................ $  2,906 $  2,918 $  2,346
Capitalizations..................................................      476      821    1,274
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).      461    (366)    (290)
 Other expenses..................................................    (391)    (472)    (411)
                                                                  -------- -------- --------
   Total amortization............................................       70    (838)    (701)
                                                                  -------- -------- --------
Unrealized investment gains (losses).............................       34        5      (1)
Other (1)........................................................      138       --       --
                                                                  -------- -------- --------
Balance at December 31,.......................................... $  3,624 $  2,906 $  2,918
                                                                  ======== ======== ========

--------

(1)The year ended December 31, 2013 includes $138 million that was reclassified to DAC from premiums, reinsurance and other receivables. The amounts reclassified relate to an affiliated reinsurance agreement accounted for using the deposit method of accounting and represent the DAC amortization on the expense allowances ceded on the agreement from inception. These amounts were previously included in the calculated value of the deposit receivable on this agreement and recorded within premiums, reinsurance and other receivables.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

3. Deferred Policy Acquisition Costs and Other Policy-Related Intangibles (continued)


  Information regarding other policy-related intangibles was as follows:

                                            Years Ended December 31,
                                            ------------------------
                                             2013     2012    2011
                                             ------  ------  ------
                                               (In millions)
                Deferred Sales Inducements
                Balance at January 1,...... $  478   $  503  $  497
                Capitalization.............      5       20      79
                Amortization...............   (34)     (45)    (73)
                                             ------  ------  ------
                Balance at December 31,.... $  449   $  478  $  503
                                             ======  ======  ======
                VODA
                Balance at January 1,...... $  130   $  140  $  148
                Amortization...............   (11)     (10)     (8)
                                             ------  ------  ------
                Balance at December 31,.... $  119   $  130  $  140
                                             ======  ======  ======
                Accumulated amortization... $   48   $   37  $   27
                                             ======  ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                        VODA
                                    -------------
                                    (In millions)
                              2014.    $    12
                              2015.    $    12
                              2016.    $    12
                              2017.    $    11
                              2018.    $     9

4. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by an affiliate. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

  The Company currently reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities to affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures 90% of its fixed annuities to an affiliated reinsurer. The value of the embedded

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Reinsurance (continued)

derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 100% of the mortality risk in excess of $100,000 per life for most new policies and reinsures up to 100% of the mortality risk for certain other policies. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures the risk associated with secondary death benefit guarantees on certain universal life insurance policies to affiliates. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2013 and 2012, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $475 million and $386 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  At December 31, 2013, the Company had $635 million of net unaffiliated ceded reinsurance recoverables. Of this total, $559 million, or 88%, were with the Company's five largest unaffiliated ceded reinsurers, including $399 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2012, the Company had $541 million of net unaffiliated ceded reinsurance recoverables. Of this total, $478 million, or 88%, were with the Company's five largest unaffiliated ceded reinsurers, including $323 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Reinsurance (continued)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                Years Ended December 31,
                                                               --------------------------
                                                                 2013     2012     2011
                                                               -------- -------- --------
                                                                     (In millions)
Premiums
Direct premiums............................................... $  1,019 $    941 $    961
Reinsurance assumed...........................................       10       11        7
Reinsurance ceded.............................................    (696)    (524)    (321)
                                                               -------- -------- --------
 Net premiums................................................. $    333 $    428 $    647
                                                               ======== ======== ========
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $  2,475 $  2,167 $  1,694
Reinsurance assumed...........................................       79       83       90
Reinsurance ceded.............................................    (863)    (665)    (496)
                                                               -------- -------- --------
 Net universal life and investment-type product policy fees... $  1,691 $  1,585 $  1,288
                                                               ======== ======== ========
Other revenues
Direct other revenues......................................... $    170 $    137 $     99
Reinsurance assumed...........................................       --       --       --
Reinsurance ceded.............................................      252      190      215
                                                               -------- -------- --------
 Net other revenues........................................... $    422 $    327 $    314
                                                               ======== ======== ========
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $  1,650 $  1,799 $  1,363
Reinsurance assumed...........................................       10       19       15
Reinsurance ceded.............................................  (1,089)  (1,016)    (599)
                                                               -------- -------- --------
 Net policyholder benefits and claims......................... $    571 $    802 $    779
                                                               ======== ======== ========
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances..... $    465 $    454 $    436
Reinsurance assumed...........................................       73       71       68
Reinsurance ceded.............................................    (119)    (104)     (80)
                                                               -------- -------- --------
 Net interest credited to policyholder account balances....... $    419 $    421 $    424
                                                               ======== ======== ========
Other expenses
Direct other expenses......................................... $    974 $  1,796 $  1,495
Reinsurance assumed...........................................       28       33       48
Reinsurance ceded.............................................       37       99      145
                                                               -------- -------- --------
 Net other expenses........................................... $  1,039 $  1,928 $  1,688
                                                               ======== ======== ========

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Reinsurance (continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                              December 31,
                                 -----------------------------------------------------------------------
                                                2013                                2012
                                 ----------------------------------- -----------------------------------
                                                             Total                               Total
                                                            Balance                             Balance
                                  Direct  Assumed   Ceded    Sheet    Direct  Assumed   Ceded    Sheet
                                 -------- -------- -------- -------- -------- -------- -------- --------
                                                              (In millions)
Assets
Premiums, reinsurance and other
 receivables.................... $   (12) $     27 $ 12,453 $ 12,468 $     84 $     35 $ 14,373 $ 14,492
Deferred policy acquisition
 costs..........................    4,084      122    (582)    3,624    3,429      121    (644)    2,906
                                 -------- -------- -------- -------- -------- -------- -------- --------
  Total assets.................. $  4,072 $    149 $ 11,871 $ 16,092 $  3,513 $    156 $ 13,729 $ 17,398
                                 ======== ======== ======== ======== ======== ======== ======== ========
Liabilities
Other policy-related balances... $    185 $  1,653 $    811 $  2,649 $    164 $  1,588 $    855 $  2,607
Other liabilities...............      316        9    5,471    5,796      282       10    5,097    5,389
                                 -------- -------- -------- -------- -------- -------- -------- --------
  Total liabilities............. $    501 $  1,662 $  6,282 $  8,445 $    446 $  1,598 $  5,952 $  7,996
                                 ======== ======== ======== ======== ======== ======== ======== ========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $4.0 billion and $4.2 billion at December 31, 2013 and 2012, respectively. There were no deposit liabilities on reinsurance at both December 31, 2013 and 2012.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including Metropolitan Life Insurance Company ("MLIC"), Exeter, General American Life Insurance Company, MICC, MetLife Reinsurance Company of Vermont and MetLife Reinsurance Company of Delaware ("MRD"), all of which are related parties.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Reinsurance (continued)

  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                             Years Ended December 31,
                                                             ------------------------
                                                              2013     2012    2011
                                                              ------  ------  ------
                                                                (In millions)
Premiums
Reinsurance assumed......................................... $   10   $   11  $    7
Reinsurance ceded...........................................  (637)    (477)   (284)
                                                              ------  ------  ------
 Net premiums............................................... $(627)   $(466)  $(277)
                                                              ======  ======  ======
Universal life and investment-type product policy fees
Reinsurance assumed......................................... $   79   $   83  $   90
Reinsurance ceded...........................................  (735)    (555)   (416)
                                                              ------  ------  ------
 Net universal life and investment-type product policy fees. $(656)   $(472)  $(326)
                                                              ======  ======  ======
Other revenues
Reinsurance assumed......................................... $   --   $   --  $   --
Reinsurance ceded...........................................    252      190     215
                                                              ------  ------  ------
 Net other revenues......................................... $  252   $  190  $  215
                                                              ======  ======  ======
Policyholder benefits and claims
Reinsurance assumed......................................... $   10   $   19  $   15
Reinsurance ceded...........................................  (875)    (833)   (497)
                                                              ------  ------  ------
 Net policyholder benefits and claims....................... $(865)   $(814)  $(482)
                                                              ======  ======  ======
Interest credited to policyholder account balances
Reinsurance assumed......................................... $   73   $   71  $   68
Reinsurance ceded...........................................  (119)    (104)    (80)
                                                              ------  ------  ------
 Net interest credited to policyholder account balances..... $ (46)   $ (33)  $ (12)
                                                              ======  ======  ======
Other expenses
Reinsurance assumed......................................... $   28   $   33  $   48
Reinsurance ceded...........................................     35       98     144
                                                              ------  ------  ------
 Net other expenses......................................... $   63   $  131  $  192
                                                              ======  ======  ======

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                         December 31,
                                             -------------------------------------
                                                    2013               2012
                                             ------------------ ------------------
                                             Assumed    Ceded   Assumed    Ceded
                                             -------- --------- -------- ---------
                                                         (In millions)
Assets
Premiums, reinsurance and other receivables. $     27 $  11,792 $     35 $  13,801
Deferred policy acquisition costs...........      122     (579)      121     (642)
                                             -------- --------- -------- ---------
 Total assets............................... $    149 $  11,213 $    156 $  13,159
                                             ======== ========= ======== =========
Liabilities
Other policy-related balances............... $  1,653 $     811 $  1,588 $     855
Other liabilities...........................        9     5,284       10     4,910
                                             -------- --------- -------- ---------
 Total liabilities.......................... $  1,662 $   6,095 $  1,598 $   5,765
                                             ======== ========= ======== =========

  Effective October 1, 2012, the Company entered into a reinsurance agreement to cede two blocks of business to MRD, on a 90% coinsurance with funds withheld basis. The agreement covers certain term and certain universal life policies issued in 2012 by the Company and was amended in 2013 to include certain term and universal life policies issued by the Company through December 31, 2013. The agreement transfers risk to MRD and, therefore, is accounted for as reinsurance. As a result of the agreement, affiliated reinsurance recoverables, included in premiums, reinsurance and other receivables, were $917 million and $407 million at December 31, 2013 and 2012, respectively. The Company also recorded a funds withheld liability and other reinsurance payables, included in other liabilities, which were $798 million and $438 million at December 31, 2013 and 2012, respectively. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was ($14) million and $6 million at December 31, 2013 and 2012, respectively. The Company's consolidated statements of operations reflected a loss for this agreement of $50 million and $37 million for the years ended December 31, 2013 and 2012, respectively, which included net derivative gains (losses) of $20 million and ($6) million for the years ended December 31, 2013 and 2012, respectively, related to the embedded derivative.

  The Company ceded risks to affiliates related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $642 million and $3.9 billion at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($3.8) billion, $439 million, and $1.7 billion for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company ceded two blocks of business to an affiliate on a 90% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and increased the

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Reinsurance (continued)

funds withheld balance by $48 million and $546 million at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with the embedded derivatives were $498 million, ($107) million and ($434) million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $5.4 billion and $6.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $3.9 billion and $4.0 billion, at December 31, 2013 and 2012, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2013 and 2012.

5. Investments

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, ABS and commercial mortgage-backed securities ("CMBS").

                                              December 31, 2013                           December 31, 2012
                                  ------------------------------------------ --------------------------------------------
                                               Gross Unrealized                            Gross Unrealized
                                   Cost or  ---------------------- Estimated  Cost or  ------------------------ Estimated
                                  Amortized       Temporary  OTTI    Fair    Amortized         Temporary  OTTI    Fair
                                    Cost    Gains  Losses   Losses   Value     Cost     Gains   Losses   Losses   Value
                                  --------- ----- --------- ------ --------- --------- ------- --------- ------ ---------
                                                                       (In millions)
Fixed maturity securities
U.S. corporate...................  $  4,318 $ 323     $  70  $  --  $  4,571   $ 4,130 $   585     $   7  $  --  $  4,708
U.S. Treasury and agency.........     2,031    78        99     --     2,010     1,004     287        --     --     1,291
Foreign corporate................     1,659   103        13     --     1,749     1,747     188         5     --     1,930
RMBS.............................     1,123    64        11      2     1,174     1,362     114         6      4     1,466
State and political subdivision..       776    67        18     --       825       766     160         2     --       924
ABS..............................       369     6         2     --       373       348      15         3     --       360
CMBS.............................       326    15        --     --       341       494      34         1     --       527
Foreign government...............       155    20         4     --       171       136      45        --     --       181
                                  --------- ----- --------- ------ --------- --------- ------- --------- ------ ---------
 Total fixed maturity securities.  $ 10,757 $ 676     $ 217  $   2  $ 11,214   $ 9,987 $ 1,428     $  24  $   4  $ 11,387
                                  ========= ===== ========= ====== ========= ========= ======= ========= ====== =========
Equity securities
Non-redeemable preferred stock...  $     93 $  --     $  14  $  --  $     79   $    22 $     1     $  --  $  --  $     23
Common stock.....................        20    --        --     --        20        11      --        --     --        11
                                  --------- ----- --------- ------ --------- --------- ------- --------- ------ ---------
 Total equity securities.........  $    113 $  --     $  14  $  --  $     99   $    33 $     1     $  --  $  --  $     34
                                  ========= ===== ========= ====== ========= ========= ======= ========= ====== =========

   The Company held non-income producing fixed maturity securities with an estimated fair value of $12 million and less than $1 million with unrealized gains (losses) of $2 million and less than $1 million at December 31, 2013 and 2012, respectively.

  Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

    Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                                December 31,
                                                   ---------------------------------------
                                                          2013                2012
                                                   ------------------- -------------------
                                                             Estimated           Estimated
                                                   Amortized   Fair    Amortized   Fair
                                                     Cost      Value     Cost      Value
                                                   --------- --------- --------- ---------
                                                                (In millions)
Due in one year or less........................... $     298 $     304 $    234  $     239
Due after one year through five years.............     1,610     1,700    1,417      1,531
Due after five years through ten years............     2,095     2,255    2,137      2,430
Due after ten years...............................     4,936     5,067    3,995      4,834
                                                   --------- --------- --------  ---------
  Subtotal........................................     8,939     9,326    7,783      9,034
Structured securities (RMBS, ABS and CMBS)........     1,818     1,888    2,204      2,353
                                                   --------- --------- --------  ---------
   Total fixed maturity securities................ $  10,757 $  11,214 $  9,987  $  11,387
                                                   ========= ========= ========  =========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, ABS and CMBS are shown separately, as they are not due at a single maturity.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                               December 31, 2013                         December 31, 2012
                                   ----------------------------------------- -----------------------------------------
                                                        Equal to or Greater                       Equal to or Greater
                                   Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                   -------------------- -------------------- -------------------- --------------------
                                   Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                     Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                     Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                   --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                       (In millions, except number of securities)
Fixed maturity securities
U.S. corporate....................  $    845     $   63    $   51      $   7    $  160      $   2    $   48      $   5
U.S. Treasury and agency..........     1,189         99        --         --        --         --        --         --
Foreign corporate.................       260         13        18         --        26          1        14          4
RMBS..............................       345          9        41          4        19         --       105         10
State and political subdivision...       146         13        14          5        16          1         6          1
ABS...............................       148          1        14          1        14         --        26          3
CMBS..............................         6         --        --         --        28          1         9         --
Foreign government................        35          4         1         --        --         --        --         --
                                   --------- ---------- --------- ---------- --------- ---------- --------- ----------
  Total fixed maturity securities.  $  2,974     $  202    $  139      $  17    $  263      $   5    $  208      $  23
                                   ========= ========== ========= ========== ========= ========== ========= ==========
Equity securities
Non-redeemable preferred..........  $     70     $   14    $   --      $  --    $   --      $  --    $    1      $  --
                                   --------- ---------- --------- ---------- --------- ---------- --------- ----------
  Total equity securities.........  $     70     $   14    $   --      $  --    $   --      $  --    $    1      $  --
                                   ========= ========== ========= ========== ========= ========== ========= ==========
Total number of securities in an
 unrealized loss position.........       372                   63                   64                   72
                                   =========            =========            =========            =========

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)

  after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2013. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $191 million during the year ended December 31, 2013 from $28 million to $219 million. The increase in gross unrealized losses for the year ended December 31, 2013, was primarily attributable to an increase in interest rates, partially offset by narrowing credit spreads.

    At December 31, 2013, $2 million of the total $219 million of gross unrealized losses were from two fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    All of the $2 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater are related to gross unrealized losses on one investment grade fixed maturity security. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Less than $1 million of the $2 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, are related to gross unrealized losses on one below investment grade fixed maturity security.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


  Equity Securities

    Gross unrealized losses on equity securities increased $14 million during the year ended December 31, 2013 from $0 to $14 million. None of the $14 million of gross unrealized losses were from equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

   Mortgage loans are summarized as follows at:

                                                  December 31,
                                   -------------------------------------------
                                           2013                  2012
                                   --------------------- ---------------------
                                     Carrying     % of     Carrying     % of
                                       Value      Total      Value      Total
                                   ------------- ------- ------------- -------
                                   (In millions)         (In millions)
 Mortgage loans:
  Commercial......................   $  1,607     88.0 %   $  1,478     88.1 %
  Agricultural....................        227       12.4        208       12.4
                                     --------    -------   --------    -------
    Subtotal (1)..................      1,834      100.4      1,686      100.5
  Valuation allowances............        (8)      (0.4)        (8)      (0.5)
                                     --------    -------   --------    -------
      Total mortgage loans, net...   $  1,826    100.0 %   $  1,678    100.0 %
                                     ========    =======   ========    =======

--------

(1)Purchases of mortgage loans were $2 million and $20 million for the years ended December 31, 2013 and 2012, respectively.

   See "-- Related Party Investment Transactions" for discussion of related party mortgage loans.

 Mortgage Loans and Valuation Allowance by Portfolio Segment

   All commercial and agricultural mortgage loans held at both December 31, 2013 and 2012 were evaluated collectively for credit losses. The valuation allowance for commercial mortgage loans was $7 million at both December 31, 2013 and 2012. The valuation allowance for agricultural mortgage loans was $1 million at both December 31, 2013 and 2012.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                        Commercial Agricultural Total
                                        ---------- ------------ -----
                                                (In millions)
          Balance at January 1, 2011...   $  12       $  --     $  12
          Provision (release)..........     (2)           1       (1)
                                          -----       -----     -----
          Balance at December 31, 2011.      10           1        11
          Provision (release)..........     (3)          --       (3)
                                          -----       -----     -----
          Balance at December 31, 2012.       7           1         8
          Provision (release)..........      --          --        --
                                          -----       -----     -----
          Balance at December 31, 2013.   $   7       $   1     $   8
                                          =====       =====     =====

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans, were as follows:

                                    Recorded Investment
                       ----------------------------------------------
                        Debt Service Coverage Ratios                    Estimated
                       ------------------------------          % of       Fair      % of
                       > 1.20x  1.00x - 1.20x < 1.00x  Total   Total      Value     Total
                       -------- ------------- ------- -------- ------ ------------- ------
                                    (In millions)                     (In millions)
December 31, 2013:
Loan-to-value ratios:
Less than 65%......... $  1,403     $  18      $  26  $  1,447  90.0%   $  1,542     90.5%
65% to 75%............      100        --         20       120    7.5        120       7.0
76% to 80%............       28        12         --        40    2.5         42       2.5
Greater than 80%......       --        --         --        --     --         --        --
                       --------     -----      -----  -------- ------   --------    ------
 Total................ $  1,531     $  30      $  46  $  1,607 100.0%   $  1,704    100.0%
                       ========     =====      =====  ======== ======   ========    ======
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  1,317     $  16      $  14  $  1,347  91.1%   $  1,494     91.5%
65% to 75%............       75        --         20        95    6.4        100       6.1
76% to 80%............       --         5         17        22    1.5         24       1.5
Greater than 80%......       --        14         --        14    1.0         14       0.9
                       --------     -----      -----  -------- ------   --------    ------
 Total................ $  1,392     $  35      $  51  $  1,478 100.0%   $  1,632    100.0%
                       ========     =====      =====  ======== ======   ========    ======

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans, were as follows at:

                                             December 31,
                               -----------------------------------------
                                       2013                 2012
                               -------------------- --------------------
                                 Recorded    % of     Recorded    % of
                                Investment   Total   Investment   Total
                               ------------- ------ ------------- ------
                               (In millions)        (In millions)
        Loan-to-value ratios:
        Less than 65%.........    $  201      88.5%    $  208     100.0%
        65% to 75%............        26       11.5        --         --
                                  ------     ------    ------     ------
         Total................    $  227     100.0%    $  208     100.0%
                                  ======     ======    ======     ======

 Past Due and Interest Accrual Status of Mortgage Loans

   The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2013 and 2012. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no mortgage loans past due and no mortgage loans in non-accrual status at both December 31, 2013 and 2012.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


 Impaired Mortgage Loans

   The Company had no impaired mortgage loans at both December 31, 2013 and 2012. The average investment on impaired mortgage loans was $0 and $1 million for the years ended December 31, 2013 and 2012, respectively. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2013, 2012 and 2011.

 Mortgage Loans Modified in a Troubled Debt Restructuring

   The Company may grant concessions related to borrowers experiencing financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. There were no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2013 and 2012.

Other Invested Assets

  Other invested assets is comprised of loans to affiliates (see "-- Related Party Investment Transactions"), freestanding derivatives with positive estimated fair values (see Note 6), tax credit and renewable energy partnerships and leveraged leases.

 Leveraged Leases

   Investment in leveraged leases consisted of the following at:

                                                                 December 31,
                                                                 -------------
                                                                 2013   2012
                                                                 -----  -----
                                                                 (In millions)
    Rental receivables, net..................................... $  92  $  92
    Estimated residual values...................................    14     14
                                                                 -----  -----
     Subtotal...................................................   106    106
    Unearned income.............................................  (35)   (37)
                                                                 -----  -----
       Investment in leveraged leases, net of non-recourse debt. $  71  $  69
                                                                 =====  =====

   Rental receivables are generally due in periodic installments. The payment periods range from two to 19 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2013 and 2012, all rental receivables were performing.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


   The deferred income tax liability related to leveraged leases was $63 million and $53 million at December 31, 2013 and 2012, respectively.

   The components of income from investment in leveraged leases, excluding net investment gains (losses), were as follows:

                                                                          Years Ended December 31,
                                                                        ---------------------------
                                                                          2013      2012       2011
                                                                        ------ ------------- ------
                                                                               (In millions)
Income from investment in leveraged leases.............................   $  2          $  5   $  8
Less: Income tax expense on leveraged leases...........................      1             2      3
                                                                        ------ ------------- ------
Investment income after income tax from investment in leveraged leases.   $  1          $  3   $  5
                                                                        ====== ============= ======

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $2 million and $23 million at December 31, 2013 and 2012, respectively.

Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                          Years Ended December 31,
                                                                        -----------------------------
                                                                         2013      2012        2011
                                                                        ------ ------------- --------
                                                                               (In millions)
Fixed maturity securities.............................................. $  459   $  1,402    $  1,057
Fixed maturity securities with noncredit OTTI losses in AOCI...........    (2)        (4)         (6)
                                                                        ------   --------    --------
 Total fixed maturity securities.......................................    457      1,398       1,051
Equity securities......................................................   (24)         --          --
Derivatives............................................................      4        142         126
Short-term investments.................................................     --        (1)         (1)
Other..................................................................    (4)        (3)          --
                                                                        ------   --------    --------
 Subtotal..............................................................    433      1,536       1,176
                                                                        ------   --------    --------
Amounts allocated from:
 Insurance liability loss recognition..................................     --       (79)        (61)
 DAC...................................................................    (9)       (43)        (48)
                                                                        ------   --------    --------
   Subtotal............................................................    (9)      (122)       (109)
                                                                        ------   --------    --------
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI...................................................     --          1           2
Deferred income tax benefit (expense)..................................  (149)      (496)       (376)
                                                                        ------   --------    --------
Net unrealized investment gains (losses)............................... $  275   $    919    $    693
                                                                        ======   ========    ========

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                                  Years Ended December 31,
                                                                  ------------------------
                                                                  2013         2012
                                                                  ----         ----
                                                                  (In millions)
     Balance at January 1,....................................... $(4)         $(6)
     Noncredit OTTI losses and subsequent changes recognized (1).   --          (2)
     Securities sold with previous noncredit OTTI loss...........    1            2
     Subsequent changes in estimated fair value..................    1            2
                                                                  ----         ----
     Balance at December 31,..................................... $(2)         $(4)
                                                                  ====         ====

--------

(1)Noncredit OTTI losses and subsequent changes recognized, net of DAC, were less than $1 million and ($2) million for the years ended December 31, 2013 and 2012, respectively.

  The changes in net unrealized investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                         ------------------------------
                                                                           2013       2012       2011
                                                                         -------- ------------- -------
                                                                                  (In millions)
Balance at January 1,................................................... $    919    $   693    $   110
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................        2          2         --
Unrealized investment gains (losses) during the year....................  (1,105)        358        924
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition............................       79       (18)       (27)
 DAC related to noncredit OTTI losses recognized in AOCI................       --         --        (1)
 DAC....................................................................       34          5         --
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in AOCI...................................................      (1)        (1)         --
 Deferred income tax benefit (expense)..................................      347      (120)      (313)
                                                                         --------    -------    -------
Balance at December 31,................................................. $    275    $   919    $   693
                                                                         ========    =======    =======
Change in net unrealized investment gains (losses)...................... $  (644)    $   226    $   583
                                                                         ========    =======    =======

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at both December 31, 2013 and 2012.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)

Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                           -----------------
                                                             2013     2012
                                                           -------- --------
                                                             (In millions)
   Securities on loan: (1)
    Amortized cost........................................ $  1,443 $  1,212
    Estimated fair value.................................. $  1,424 $  1,534
   Cash collateral on deposit from counterparties (2)..... $  1,470 $  1,574
   Security collateral on deposit from counterparties (3). $     -- $     11
   Reinvestment portfolio -- estimated fair value......... $  1,473 $  1,591

--------

(1)Included within fixed maturity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments and fixed maturity securities at:

                                                                 December 31,
                                                                 -------------
                                                                 2013   2012
                                                                 -----  -----
                                                                 (In millions)
    Invested assets on deposit (regulatory deposits)............ $   6  $   6
    Invested assets pledged as collateral (1)...................   665    698
                                                                 -----  -----
     Total invested assets on deposit and pledged as collateral. $ 671  $ 704
                                                                 =====  =====

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2) and derivative transactions (see Note 6).

  See "-- Securities Lending" for securities on loan.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)

flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                         -------------
                                                          2013   2012
                                                         ------ ------
                                                         (In millions)
         Outstanding principal and interest balance (1). $  312 $  341
         Carrying value (2)............................. $  248 $  277

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                            Years Ended December 31,
                                                            ------------------------
                                                             2013        2012
                                                            ------      -------
                                                            (In millions)
      Contractually required payments (including interest). $   46      $   152
      Cash flows expected to be collected (1).............. $   37      $    71
      Fair value of investments acquired................... $   25      $    44

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                           Years Ended December 31,
                                                           ------------------------
                                                            2013         2012
                                                           -------      -------
                                                            (In millions)
      Accretable yield, January 1,........................ $   189      $   187
      Investments purchased...............................      12           27
      Accretion recognized in earnings....................    (12)         (11)
      Disposals...........................................     (4)           --
      Reclassification (to) from nonaccretable difference.    (20)         (14)
                                                             -------      -------
      Accretable yield, December 31,...................... $   165      $   189
                                                             =======      =======

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $972 million at December 31, 2013. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $472 million at December 31, 2013. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for one of the three most recent annual periods: 2013. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for the years ended
December 31, 2013, 2012 and 2011. Aggregate total assets of these entities totaled $185.7 billion and $148.5 billion at December 31, 2013 and 2012, respectively. Aggregate total liabilities of these entities totaled $8.1 billion and $4.9 billion at December 31, 2013 and 2012, respectively. Aggregate net income (loss) of these entities totaled $18.5 billion, $11.8 billion and $5.0 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, it would be deemed the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


 Consolidated VIEs

   There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2013 and 2012.

 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                               December 31,
                                                 -----------------------------------------
                                                         2013                 2012
                                                 -------------------- --------------------
                                                            Maximum              Maximum
                                                 Carrying  Exposure   Carrying  Exposure
                                                  Amount  to Loss (1)  Amount  to Loss (1)
                                                 -------- ----------- -------- -----------
                                                               (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, ABS and CMBS) (2). $  1,888  $  1,888   $  2,353  $  2,353
 U.S. and foreign corporate.....................      133       133        149       149
Other limited partnership interests.............      593       828        516       780
Other invested assets...........................        9        44         --        --
                                                 --------  --------   --------  --------
 Total.......................................... $  2,623  $  2,893   $  3,018  $  3,282
                                                 ========  ========   ========  ========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. For its investments in other invested assets, the Company's return is in the form of income tax credits. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitment. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2013, 2012 and 2011.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


Net Investment Income

  The components of net investment income were as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                         2013     2012    2011
                                                         ------  ------  ------
                                                           (In millions)
    Investment income:
     Fixed maturity securities......................... $  531   $  525  $  468
     Equity securities.................................      4       --      --
     Mortgage loans....................................     95       87      76
     Policy loans......................................      6        5       4
     Real estate and real estate joint ventures........      6        1      --
     Other limited partnership interests...............    105       54      42
     Cash, cash equivalents and short-term investments.    (1)        1      --
     Other.............................................      4        7       9
                                                         ------  ------  ------
       Subtotal........................................    750      680     599
     Less: Investment expenses.........................     24       19      13
                                                         ------  ------  ------
         Net investment income......................... $  726   $  661  $  586
                                                         ======  ======  ======

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                           Years Ended December 31,
                                                                         --------------------------
                                                                         2013     2012      2011
                                                                          -----    -----    ------
                                                                           (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Finance............................................................ $ (3)    $ (1)    $   --
                                                                          -----    -----    ------
       Total U.S. and foreign corporate securities......................   (3)      (1)        --
   RMBS.................................................................    --      (1)       (2)
                                                                          -----    -----    ------
 OTTI losses on fixed maturity securities recognized in earnings........   (3)      (2)       (2)
 Fixed maturity securities -- net gains (losses) on sales and disposals.     5       23       (5)
                                                                          -----    -----    ------
       Total gains (losses) on fixed maturity securities................     2       21       (7)
                                                                          -----    -----    ------
Other net investment gains (losses):
 Equity securities......................................................    --       --       (1)
 Mortgage loans.........................................................    --        3         2
 Other limited partnership interests....................................    --        1       (1)
 Other investment portfolio gains (losses)..............................     4       --        --
                                                                          -----    -----    ------
        Total net investment gains (losses)............................. $   6    $  25    $  (7)
                                                                          =====    =====    ======

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($1) million, less than $1 million and $1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                          Years Ended December 31,
                                     -------------------------------------------------------------------
                                       2013     2012    2011   2013  2012  2011   2013    2012    2011
                                     -------- -------- ------- ----- ----- ----- ------- ------- -------
                                     Fixed Maturity Securities Equity Securities          Total
                                     ------------------------- ----------------- -----------------------
                                                                (In millions)
Proceeds............................ $  2,859 $  2,021 $ 2,510 $   7 $   3 $   5 $ 2,866 $ 2,024 $ 2,515
                                     ======== ======== ======= ===== ===== ===== ======= ======= =======
Gross investment gains.............. $     46 $     32 $    13 $  -- $  -- $  -- $    46 $    32 $    13
                                     -------- -------- ------- ----- ----- ----- ------- ------- -------
Gross investment losses.............     (41)      (9)    (18)    --    --    --    (41)     (9)    (18)
                                     -------- -------- ------- ----- ----- ----- ------- ------- -------
Total OTTI losses:
  Credit-related....................       --      (1)     (2)    --    --    --      --     (1)     (2)
  Other (1).........................      (3)      (1)      --    --    --   (1)     (3)     (1)     (1)
                                     -------- -------- ------- ----- ----- ----- ------- ------- -------
   Total OTTI losses................      (3)      (2)     (2)    --    --   (1)     (3)     (2)     (3)
                                     -------- -------- ------- ----- ----- ----- ------- ------- -------
    Net investment gains (losses)... $      2 $     21 $   (7) $  -- $  -- $ (1) $     2 $    21 $   (8)
                                     ======== ======== ======= ===== ===== ===== ======= ======= =======

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities, (ii) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and (iii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

 Credit Loss Rollforward

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                       Years Ended December 31,
                                                                       ------------------------
                                                                          2013         2012
                                                                       --------     --------
                                                                         (In millions)
Balance, at January 1,................................................ $      1     $      1
Additions:
  Initial impairments -- credit loss OTTI recognized on securities
   not previously impaired............................................       --            1
Reductions:
  Sales (maturities, pay downs or prepayments) during the period of
   securities previously impaired as credit loss OTTI.................       --          (1)
                                                                       --------     --------
Balance, at December 31,.............................................. $      1     $      1
                                                                       ========     ========

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Investments (continued)


 Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     Years Ended December 31,
                                                                     ------------------------
                                                                     2013     2012    2011
                                                                      -----    -----   -----
                                                                       (In millions)
Estimated fair value of invested assets transferred to affiliates... $  33    $  --   $  --
Amortized cost of invested assets transferred to affiliates......... $  31    $  --   $  --
Net investment gains (losses) recognized on transfers............... $   2    $  --   $  --
Estimated fair value of invested assets transferred from affiliates. $  77    $  --   $  --

   The Company has affiliated loans outstanding to wholly-owned real estate subsidiaries of an affiliate, MLIC, which are included in mortgage loans, with a carrying value of $147 million and $117 million at December 31, 2013 and 2012, respectively. A loan issued in 2013 for $30 million bears interest at one-month LIBOR + 4.50% with quarterly interest only payments of less than $1 million through January 2017, when the principal balance is due. A loan with a carrying value of $77 million, at both December 31, 2013 and 2012, bears interest at 7.26% due in quarterly principal and interest payments of $2 million through January 2020, when the remaining principal balance is due. A loan with a carrying value of $40 million, at both December 31, 2013 and 2012, bears interest at 7.01% with quarterly interest only payments of $1 million through January 2020, when the principal balance is due. These affiliated loans are secured by interests in the real estate subsidiaries, which own operating real estate with a fair value in excess of the loans. Net investment income from these affiliated loans was $8 million, $8 million and $9 million for the years ended December 31, 2013, 2012 and 2011, respectively.

   The Company has affiliated loans outstanding which are included in other invested assets, totaling $125 million at both December 31, 2013 and 2012. At December 31, 2011, the loans were outstanding with Exeter, an affiliate. During 2012, MetLife assumed this affiliated debt from Exeter. The loans are due on December 16, 2021, and bears interest, payable semi-annually, at 5.86%. Net investment income from these affiliated loans was $7 million, $7 million and less than $1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

   In July 2013, the Company committed to lend up to $438 million to Exeter, an affiliate, pursuant to a note purchase agreement. Pursuant to the agreement, the notes will be due not later than three years after issuance. The repayment of any notes issued pursuant to this agreement is guaranteed by MetLife. In October 2013, pursuant to this agreement, the Company issued a loan to Exeter for $125 million, which is included in other invested assets, for the year ending December 31, 2013. The loan is due on October 15, 2015, and bears interest, payable semi-annually, at 2.47%. Net investment income from this loan was $1 million at December 31, 2013. The remaining total commitment to lend is $313 million at December 31, 2013.

   The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $13 million, $11 million, and $10 million for the years ended December 31, 2013, 2012 and 2011, respectively. The Company also had additional affiliated net investment income
 (loss) of ($1) million for the year ended December 31, 2013 and less than $1 million for both years ended December 31, 2012 and 2011.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

  To a lesser extent, the Company uses interest rate futures in non-qualifying hedging relationships.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Derivatives (continued)


 Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

  To a lesser extent, the Company uses foreign currency forwards in non-qualifying hedging relationships.

 Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, or involuntary restructuring. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

 Equity Derivatives

  The Company uses equity index options to reduce its exposure to equity market risk in non-qualifying hedging relationships.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                         December 31,
                                                                   -------------------------------------------------------------
                                                                               2013                           2012
                                                                   ------------------------------ ------------------------------
                                                                             Estimated Fair Value           Estimated Fair Value
                                                                             --------------------           --------------------
                                                                   Notional                       Notional
                                 Primary Underlying Risk Exposure   Amount   Assets  Liabilities   Amount   Assets  Liabilities
                                 --------------------------------  --------- ------  -----------  --------- ------  -----------
                                                                                         (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps........... Interest rate.................... $     112 $    1    $    1     $     101 $   --    $    2
                                                                   --------- ------    ------     --------- ------    ------
   Subtotal....................................................          112      1         1           101     --         2
                                                                   --------- ------    ------     --------- ------    ------
Cash flow hedges:
  Interest rate swaps........... Interest rate....................       377      3        29           483     59        --
  Interest rate forwards........ Interest rate....................       145      3         1           260     53        --
  Foreign currency swaps........ Foreign currency exchange rate...       200      1        21           183      2         6
                                                                   --------- ------    ------     --------- ------    ------
   Subtotal....................................................          722      7        51           926    114         6
                                                                   --------- ------    ------     --------- ------    ------
    Total qualifying hedges...................................     $     834 $    8    $   52     $   1,027 $  114    $    8
                                                                   --------- ------    ------     --------- ------    ------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps............. Interest rate.................... $   2,975 $   71    $   38     $   1,587 $   96    $   10
Interest rate floors............ Interest rate....................     6,000     29        29         6,000     93        91
Interest rate caps.............. Interest rate....................     2,000      5        --         1,500     --        --
Interest rate futures........... Interest rate....................        --     --        --            44     --         1
Foreign currency swaps.......... Foreign currency exchange rate...       173      1        15           120      1         4
Foreign currency forwards....... Foreign currency exchange rate...         7     --        --
Credit default
 swaps -- purchased............. Credit...........................        24     --        --            24     --        --
Credit default swaps -- written. Credit...........................       528     11        --           624      5        --
Equity options.................. Equity market....................        72     --        --            36     --        --
                                                                   --------- ------    ------     --------- ------    ------
   Total non-designated or non-qualifying derivatives..........       11,779    117        82         9,935    195       106
                                                                   --------- ------    ------     --------- ------    ------
    Total.....................................................     $  12,613 $  125    $  134     $  10,962 $  309    $  114
                                                                   ========= ======    ======     ========= ======    ======

  Based on notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2013 and 2012. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes in the consolidated statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Derivatives (continued)


Net Derivative Gains (Losses)

   The components of net derivative gains (losses) were as follows:

                                                 Years Ended December 31,
                                                ---------------------------
                                                   2013      2012     2011
                                                ---------- --------- ------
                                                       (In millions)
    Derivatives and hedging gains (losses) (1). $     (82) $      37 $  191
    Embedded derivatives.......................      (923)     1,098    534
                                                ---------- --------- ------
     Total net derivative gains (losses)....... $  (1,005) $   1,135 $  725
                                                ========== ========= ======

--------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The amount the Company recognized in net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2013, 2012 and 2011 was not significant.

  The Company recognized $71 million, $60 million and $36 million of net derivative gains (losses) from settlement payments related to non-qualifying hedges for the years ended December 31, 2013, 2012 and 2011, respectively.

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                       Net          Net
                                                    Derivative   Investment
                                                  Gains (Losses) Income (1)
                                                  -------------- ----------
                                                        (In millions)
     Year Ended December 31, 2013:
      Interest rate derivatives..................  $     (162)    $     --
      Foreign currency exchange rate derivatives.         (13)          --
      Credit derivatives -- purchased............           --          --
      Credit derivatives -- written..............           13          --
      Equity derivatives.........................           --         (1)
                                                   -----------    --------
        Total....................................  $     (162)    $    (1)
                                                   ===========    ========
     Year Ended December 31, 2012:
      Interest rate derivatives..................  $      (29)    $     --
      Foreign currency exchange rate derivatives.          (3)          --
      Credit derivatives -- purchased............          (3)          --
      Credit derivatives -- written..............           11          --
      Equity derivatives.........................           --         (1)
                                                   -----------    --------
        Total....................................  $      (24)    $    (1)
                                                   ===========    ========
     Year Ended December 31, 2011:
      Interest rate derivatives..................  $       143    $     --
      Foreign currency exchange rate derivatives.           --          --
      Credit derivatives -- purchased............            2          --
      Credit derivatives -- written..............          (1)          --
      Equity derivatives.........................           --         (2)
                                                   -----------    --------
        Total....................................  $       144    $    (2)
                                                   ===========    ========

--------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Derivatives (continued)


Fair Value Hedges

  The Company designates and accounts for interest rate swaps to convert fixed rate assets to floating rate assets as fair value hedges when they have met the requirements of fair value hedging.

  The amount the Company recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges was not significant for both years ended December 31, 2013 and 2011, and was ($1) million for the year ended December 31, 2012. Changes in the fair value of the derivatives recognized in net derivative gains (losses) were $2 million and ($2) million for the years ended December 31, 2013 and 2012, respectively, and not significant for the year ended December 31, 2011. Changes in the fair value of the hedged items recognized in net derivative gains (losses) were ($2) million and $1 million for the years ended December 31, 2013 and 2012, respectively, and not significant for the year ended December 31, 2011.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities; (ii) interest rate forwards to lock in the price to be paid for forward purchases of investments; and (iii) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into net derivative gains (losses). These amounts were $0, $0, and $1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  At December 31, 2013 and 2012, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed six years and seven years, respectively.

  At December 31, 2013 and 2012, the balance in AOCI associated with cash flow hedges was $4 million and $142 million, respectively.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Derivatives (continued)


  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholder's equity:

                                                         Amount and Location
                                 Amount of Gains          of Gains (Losses)
Derivatives in Cash Flow       (Losses) Deferred in       Reclassified from
Hedging Relationships          AOCI on Derivatives     AOCI into Income (Loss)
------------------------------ -------------------- -----------------------------
                               (Effective Portion)       (Effective Portion)
                               -------------------- -----------------------------
                                                    Net Derivative Net Investment
                                                    Gains (Losses)     Income
                                                    -------------- --------------
                                                 (In millions)
Year Ended December 31, 2013:
Interest rate swaps...........    $        (84)       $       --     $      --
Interest rate forwards........             (33)                6             1
Foreign currency swaps........             (15)              (1)            --
                                  -------------       ----------     ---------
 Total........................    $       (132)       $        5     $       1
                                  =============       ==========     =========
Year Ended December 31, 2012:
Interest rate swaps...........    $          27       $       --     $      --
Interest rate forwards........              (1)                1            --
Foreign currency swaps........              (9)               --            --
                                  -------------       ----------     ---------
 Total........................    $          17       $        1     $      --
                                  =============       ==========     =========
Year Ended December 31, 2011:
Interest rate swaps...........    $          57       $        1     $      --
Interest rate forwards........              144                9            --
Foreign currency swaps........                7              (1)            --
                                  -------------       ----------     ---------
 Total........................    $         208       $        9     $      --
                                  =============       ==========     =========

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2013, ($1) million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $528 million and $624 million at December 31, 2013 and 2012, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2013 and 2012, the Company would have received $11 million and $5 million, respectively, to terminate all of these contracts.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Derivatives (continued)


  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                           December 31,
                                         ---------------------------------------------------------------------------------
                                                           2013                                     2012
                                         ---------------------------------------- ----------------------------------------
                                         Estimated      Maximum                   Estimated      Maximum
                                         Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
                                         of Credit   Payments under    Average    of Credit   Payments under    Average
Rating Agency Designation of Referenced   Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)                     Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
---------------------------------------  ---------- ---------------- ------------ ---------- ---------------- ------------
                                                (In millions)                            (In millions)
   Aaa/Aa/A
   Single name credit default swaps
     (corporate)........................  $      1    $        30             3.0  $     1     $        43             2.9
   Credit default swaps referencing
     indices............................        --             42             0.8       --              42             1.8
                                         ---------- ----------------              ---------- ----------------
    Subtotal............................         1             72             1.7        1              85             2.3
                                         ---------- ----------------              ---------- ----------------
   Baa
   Single name credit default swaps
     (corporate)........................         2            110             2.7        1              80             3.6
   Credit default swaps referencing
     indices............................         5            310             5.0        3             423             4.5
                                         ---------- ----------------              ---------- ----------------
    Subtotal............................         7            420             4.4        4             503             4.4
                                         ---------- ----------------              ---------- ----------------
   B
   Single name credit default swaps
     (corporate)........................        --             --              --       --              --              --
   Credit default swaps referencing
     indices............................         3             36             5.0       --              36             5.0
                                         ---------- ----------------              ---------- ----------------
    Subtotal............................         3             36             5.0       --              36             5.0
                                         ---------- ----------------              ---------- ----------------
      Total.............................  $     11    $       528             4.1  $     5     $       624             4.1
                                         ========== ================              ========== ================

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Derivatives (continued)


Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis, and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Derivatives (continued)


  The estimated fair value of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral was as follows at:

                                                                              December 31, 2013   December 31, 2012
                                                                              ------------------ --------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement  Assets Liabilities  Assets  Liabilities
----------------------------------------------------------------------------  ------ ----------- -------- -----------
                                                                                           (In millions)
 Gross estimated fair value of derivatives:
  OTC-bilateral (1).......................................................... $  119   $   134   $    323   $   126
  OTC-cleared (1)............................................................     15         8         --        --
  Exchange-traded............................................................     --        --         --         1
                                                                              ------   -------   --------   -------
    Total gross estimated fair value of derivatives (1)......................    134       142        323       127
 Amounts offset in the consolidated balance sheets...........................     --        --         --        --
                                                                              ------   -------   --------   -------
 Estimated fair value of derivatives presented in the consolidated balance
   sheets (1)................................................................    134       142        323       127
 Gross amounts not offset in the consolidated balance sheets:
  Gross estimated fair value of derivatives: (2)
    OTC-bilateral............................................................   (80)      (80)       (22)      (22)
    OTC-cleared..............................................................    (6)       (6)         --        --
    Exchange-traded..........................................................     --        --         --        --
  Cash collateral: (3)
    OTC-bilateral............................................................   (39)        --      (249)        --
    OTC-cleared..............................................................    (8)       (1)         --        --
    Exchange-traded..........................................................     --        --         --       (1)
  Securities collateral: (4)
    OTC-bilateral............................................................    (1)      (50)       (52)     (101)
    OTC-cleared..............................................................     --        --         --        --
    Exchange-traded..........................................................     --        --         --        --
                                                                              ------   -------   --------   -------
 Net amount after application of master netting agreements and collateral.... $   --   $     5   $     --   $     3
                                                                              ======   =======   ========   =======

--------

(1)At December 31, 2013 and 2012, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $9 million and $14 million, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $8 million and $13 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received is included in cash and cash equivalents, short-term investments, or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables in the consolidated balance

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Derivatives (continued)

   sheets. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2013 and 2012, the Company received excess cash collateral of $5 million and $0, respectively, and provided excess cash collateral of $1 million and $1 million, respectively, which is not included in the table above due to the foregoing limitation.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the consolidated balance sheets. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2013 none of the collateral had been sold or repledged. Securities collateral pledged by the Company is reported in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2013 and 2012, the Company received excess securities collateral with an estimated fair value of $4 million and $12 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2013 and 2012, the Company provided excess securities collateral with an estimated fair value of $0 and $0, respectively, for its OTC-bilateral derivatives and $12 million and $0, respectively, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation. At both December 31, 2013 and 2012, the Company did not pledge any securities collateral for its exchange-traded derivatives.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit rating of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Derivatives (continued)


  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                  Estimated Fair Value of        Fair Value of Incremental
                                   Collateral Provided:          Collateral Provided Upon:
                                  ----------------------- ----------------------------------------
                                                                        Downgrade in the Company's
                                                            One Notch   Financial Strength Rating
                     Estimated                            Downgrade in       to a Level that
                   Fair Value of                          the Company's  Triggers Full Overnight
                   Derivatives in                           Financial      Collateralization or
                   Net Liability      Fixed Maturity        Strength          Termination of
                    Position (1)        Securities           Rating      the Derivative Position
                   -------------- ----------------------- ------------- --------------------------
                                                    (In millions)
December 31, 2013.   $         54            $         50   $        --     $                    2
December 31, 2012.   $        104            $        101   $        --     $                    7

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; and funds withheld on ceded reinsurance.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                         December 31,
                                                                                      -------------------
                                                            Balance Sheet Location       2013      2012
                                                           -------------------------- ---------- --------
                                                                                         (In millions)
Net embedded derivatives within asset host contracts:
 Ceded guaranteed minimum benefits........................ Premiums, reinsurance and
                                                           other receivables......... $      642 $  3,891
 Options embedded in debt or equity securities............ Investments...............       (16)      (5)
                                                                                      ---------- --------
   Net embedded derivatives within asset host contracts...........................    $      626 $  3,886
                                                                                      ========== ========
Net embedded derivatives within liability host contracts:
 Direct guaranteed minimum benefits....................... PABs...................... $  (1,248) $    660
 Funds withheld on ceded reinsurance...................... Other liabilities.........         34      552
                                                                                      ---------- --------
   Net embedded derivatives within liability host contracts.......................    $  (1,214) $  1,212
                                                                                      ========== ========

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Derivatives (continued)


  The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                                ------------------------
                                                  2013     2012    2011
                                                -------- -------- ------
                                                     (In millions)
        Net derivative gains (losses) (1), (2). $  (923) $  1,098 $  534

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were ($151) million, ($225) million and $346 million for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were $76 million, $124 million and ($476) million for the years ended
   December 31, 2013, 2012 and 2011, respectively.

(2)See Note 4 for discussion of affiliated net derivative gains (losses) included in the table above.

7. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                 Level 1  Unadjusted quoted prices in active
                          markets for identical assets or
                          liabilities. The Company defines
                          active markets based on average
                          trading volume for equity securities.
                          The size of the bid/ask spread is
                          used as an indicator of market
                          activity for fixed maturity
                          securities.

                 Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                 Level 3  Unobservable inputs that are
                          supported by little or no market
                          activity and are significant to the
                          determination of estimated fair value
                          of the assets or liabilities.
                          Unobservable inputs reflect the
                          reporting entity's own assumptions
                          about the assumptions that market
                          participants would use in pricing the
                          asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below.

                                                                              December 31, 2013
                                                              -------------------------------------------------
                                                                    Fair Value Hierarchy
                                                              ---------------------------------
                                                                                                Total Estimated
                                                               Level 1   Level 2     Level 3      Fair Value
                                                              --------- ---------- ------------ ---------------
                                                                             (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $      -- $    4,397 $        174    $      4,571
  U.S. Treasury and agency...................................       841      1,169           --           2,010
  Foreign corporate..........................................        --      1,441          308           1,749
  RMBS.......................................................        --      1,057          117           1,174
  State and political subdivision............................        --        825           --             825
  ABS........................................................        --        278           95             373
  CMBS.......................................................        --        306           35             341
  Foreign government.........................................        --        171           --             171
                                                              --------- ---------- ------------ ---------------
   Total fixed maturity securities...........................       841      9,644          729          11,214
                                                              --------- ---------- ------------ ---------------
Equity securities:
  Non-redeemable preferred stock.............................        --         79           --              79
  Common stock...............................................        --         20           --              20
                                                              --------- ---------- ------------ ---------------
   Total equity securities...................................        --         99           --              99
                                                              --------- ---------- ------------ ---------------
Short-term investments.......................................         3        501           --             504
Derivative assets: (1)
  Interest rate..............................................        --        108            4             112
  Foreign currency exchange rate.............................        --          2           --               2
  Credit.....................................................        --         11           --              11
                                                              --------- ---------- ------------ ---------------
   Total derivative assets...................................        --        121            4             125
Net embedded derivatives within asset host contracts (2).....        --         --          642             642
Separate account assets (3)..................................       118     81,627           --          81,745
                                                              --------- ---------- ------------ ---------------
    Total assets............................................. $     962 $   91,992 $      1,375    $     94,329
                                                              ========= ========== ============ ===============
Liabilities
Derivative liabilities: (1)
  Interest rate.............................................. $      -- $       97 $          1    $         98
  Foreign currency exchange rate.............................        --         36           --              36
                                                              --------- ---------- ------------ ---------------
   Total derivative liabilities..............................        --        133            1             134
Net embedded derivatives within liability host contracts (2).        --         --      (1,214)         (1,214)
                                                              --------- ---------- ------------ ---------------
    Total liabilities........................................ $      -- $      133 $    (1,213)    $    (1,080)
                                                              ========= ========== ============ ===============

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


                                                                             December 31, 2012
                                                              ------------------------------------------------
                                                                    Fair Value Hierarchy
                                                              --------------------------------
                                                                                               Total Estimated
                                                               Level 1    Level 2    Level 3     Fair Value
                                                              ---------- ---------- ---------- ---------------
                                                                             (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $       -- $    4,475 $      233     $     4,708
  U.S. Treasury and agency...................................        297        994         --           1,291
  Foreign corporate..........................................         --      1,624        306           1,930
  RMBS.......................................................         --      1,418         48           1,466
  State and political subdivision............................         --        924         --             924
  ABS........................................................         --        288         72             360
  CMBS.......................................................         --        516         11             527
  Foreign government.........................................         --        179          2             181
                                                              ---------- ---------- ---------- ---------------
   Total fixed maturity securities...........................        297     10,418        672          11,387
                                                              ---------- ---------- ---------- ---------------
Equity securities:
  Non-redeemable preferred stock.............................         --         22          1              23
  Common stock...............................................         --         11         --              11
                                                              ---------- ---------- ---------- ---------------
   Total equity securities...................................         --         33          1              34
                                                              ---------- ---------- ---------- ---------------
Short-term investments.......................................        245        477         --             722
Derivative assets: (1)
  Interest rate..............................................         --        248         53             301
  Foreign currency exchange rate.............................         --          3         --               3
  Credit.....................................................         --          4          1               5
                                                              ---------- ---------- ---------- ---------------
   Total derivative assets...................................         --        255         54             309
Net embedded derivatives within asset host contracts (2).....         --         --      3,891           3,891
Separate account assets (3)..................................         75     70,801         --          70,876
                                                              ---------- ---------- ---------- ---------------
    Total assets............................................. $      617 $   81,984 $    4,618     $    87,219
                                                              ========== ========== ========== ===============
Liabilities
Derivative liabilities: (1)
  Interest rate.............................................. $        1 $      103 $       --     $       104
  Foreign currency exchange rate.............................         --         10         --              10
                                                              ---------- ---------- ---------- ---------------
   Total derivative liabilities..............................          1        113         --             114
Net embedded derivatives within liability host contracts (2).         --         --      1,212           1,212
                                                              ---------- ---------- ---------- ---------------
    Total liabilities........................................ $        1 $      113 $    1,212     $     1,326
                                                              ========== ========== ========== ===============

--------

(1)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(2)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented primarily within PABs and other liabilities in the consolidated balance sheets. At December 31, 2013 and 2012, equity securities also included embedded derivatives of ($16) million and ($5) million, respectively.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to MetLife Insurance Company of Connecticut's Audit Committee regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 9% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value,

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)

  independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities and Short-term Investments

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

   U.S. corporate and foreign corporate securities

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately-placed securities are valued using matrix pricing methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer, and in certain cases, delta spread adjustments to reflect specific credit-related issues.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


   U.S. Treasury and agency securities

     These securities are principally valued using the market approach. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as a benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

   Structured securities comprised of RMBS, ABS and CMBS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs, including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   State and political subdivision and foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques using standard market observable inputs, including a benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Non-redeemable preferred and common stock

     These securities are principally valued using the market approach. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

  Level 3 Valuation Techniques and Key Inputs:

    In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described previously for Level 2. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

   U.S. corporate and foreign corporate securities

     These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)

   adjustments to reflect specific credit-related issues, credit spreads; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   Structured securities comprised of RMBS, ABS and CMBS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads. Below investment grade securities and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

   Foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on independent non-binding broker quotations and inputs, including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on matrix pricing that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads.

   Non-redeemable preferred stock

     These securities, including privately-held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets include: mutual funds, fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities and Short-term Investments." Also included are certain mutual funds without readily determinable fair values, as prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAV provided by the fund managers.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


  Freestanding Derivatives

  Level 2 Valuation Techniques and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

   Interest rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and basis curves.

     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, basis curves and interest rate volatility.

   Foreign currency exchange rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, basis curves, currency spot rates and cross currency basis curves.

   Credit

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

  Level 3 Valuation Techniques and Key Inputs:

    These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

   Interest rate

     Non-option-based. Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and basis curves.

   Credit

     Non-option-based. Significant unobservable inputs may include credit spreads, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


 Embedded Derivatives

   Embedded derivatives principally include certain direct and ceded variable annuity guarantees and embedded derivatives related to funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

   Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded, to an affiliated reinsurance company, the risk associated with certain of the GMIBs, GMABs and GMWBs described above that are also accounted for as embedded derivatives. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)

 cedes, to the same affiliated reinsurance company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives), but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


  Transfers between Levels 1 and 2:

    There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2013 and 2012.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or credit spreads.

    Transfers out of Level 3 for fixed maturity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                  December 31, 2013
                                                                             ---------------------------
                             Valuation                 Significant                              Weighted
                             Techniques            Unobservable Inputs            Range        Average (1)
                       -----------------------  ---------------------------  --------------    -----------
Fixed maturity securities: (3)
 U.S. corporate and    .  Matrix pricing        .  Delta spread               (10)  -     240       23
  foreign corporate                               adjustments (4)
                                                .  Illiquidity premium (4)      30  -      30       30
                                                .  Credit spreads (4)         (40)  -     482      212
                                                .  Offered quotes (5)           99  -      99       99
                       .  Consensus pricing     .  Offered quotes (5)
                       ------------------------------------------------------------------------------------
 RMBS                  .  Matrix pricing and    .  Credit spreads (4)           97  -   1,225      385
                         discounted cash flow
                       .  Market pricing        .  Quoted prices (5)            93  -     100       93
                       .  Consensus pricing     .  Offered quotes (5)          100  -     100      100
                       ------------------------------------------------------------------------------------
 CMBS                  .  Matrix pricing and    .  Credit spreads (4)          500  -     500      500
                         discounted cash flow
                       .  Market pricing        .  Quoted prices (5)           100  -     104      101
                       ------------------------------------------------------------------------------------
 ABS                   .  Matrix pricing and    .  Credit spreads (4)
                         discounted cash flow
                       .  Market pricing        .  Quoted prices (5)           100  -     104      101
                       .  Consensus pricing     .  Offered quotes (5)           77  -     106       99
                       ------------------------------------------------------------------------------------
Derivatives:
 Interest rate         .  Present value         .  Swap yield (7)              401  -     450
                         techniques
                       ------------------------------------------------------------------------------------
 Credit                .  Present value         .  Credit spreads (8)           99  -     100
                         techniques
                       ------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded      .  Option pricing        .  Mortality rates:
  guaranteed             techniques                Ages  0 - 40                  0% -    0.10%
  minimum benefits                                 Ages 41 - 60               0.04% -    0.65%
                                                   Ages 61 -115               0.26% -     100%
                                                .  Lapse rates:
                                                   Durations 1 -10            0.50% -     100%
                                                   Durations 11 -20              3% -     100%
                                                   Durations 21 -116             3% -     100%
                                                .  Utilization rates            20% -      50%
                                                .  Withdrawal rates           0.07% -      10%
                                                .  Long-term equity          17.40% -      25%
                                                  volatilities
                                                .  Nonperformance             0.03% -    1.32%
                                                  risk spread
                       ------------------------------------------------------------------------------------

                                                                                  December 31, 2012           Impact of
                                                                             ---------------------------   Increase in Input
                             Valuation                 Significant                              Weighted     on Estimated
                             Techniques            Unobservable Inputs            Range        Average (1)  Fair Value (2)
                       -----------------------  ---------------------------  --------------    ----------- -----------------
Fixed maturity securities: (3)
 U.S. corporate and    .  Matrix pricing        .  Delta spread                  9  -     240        60       Decrease
  foreign corporate                               adjustments (4)
                                                .  Illiquidity premium (4)      30  -      30        30       Decrease
                                                .  Credit spreads (4)           23  -     653       163       Decrease
                                                .  Offered quotes (5)                                         Increase
                       .  Consensus pricing     .  Offered quotes (5)           68  -     103        90       Increase
                       ------------------------------------------------------------------------------------------------------
 RMBS                  .  Matrix pricing and    .  Credit spreads (4)          100  -   1,213       610     Decrease (6)
                         discounted cash flow
                       .  Market pricing        .  Quoted prices (5)           100  -     100       100     Increase (6)
                       .  Consensus pricing     .  Offered quotes (5)                                       Increase (6)
                       ------------------------------------------------------------------------------------------------------
 CMBS                  .  Matrix pricing and    .  Credit spreads (4)          100  -   1,250     1,250     Decrease (6)
                         discounted cash flow
                       .  Market pricing        .  Quoted prices (5)           100  -     104       104     Increase (6)
                       ------------------------------------------------------------------------------------------------------
 ABS                   .  Matrix pricing and    .  Credit spreads (4)          101  -     102       101     Decrease (6)
                         discounted cash flow
                       .  Market pricing        .  Quoted prices (5)           100  -     101       100     Increase (6)
                       .  Consensus pricing     .  Offered quotes (5)          111  -     111       111     Increase (6)
                       ------------------------------------------------------------------------------------------------------
Derivatives:
 Interest rate         .  Present value         .  Swap yield (7)              296  -     340               Increase (9)
                         techniques
                       ------------------------------------------------------------------------------------------------------
 Credit                .  Present value         .  Credit spreads (8)          100  -     100               Decrease (8)
                         techniques
                       ------------------------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded      .  Option pricing        .  Mortality rates:
  guaranteed             techniques                Ages  0 - 40                  0% -    0.10%              Decrease (10)
  minimum benefits                                 Ages 41 - 60               0.05% -    0.64%              Decrease (10)
                                                   Ages 61 -115               0.32% -     100%              Decrease (10)
                                                .  Lapse rates:
                                                   Durations 1 -10            0.50% -     100%              Decrease (11)
                                                   Durations 11 -20              3% -     100%              Decrease (11)
                                                   Durations 21 -116             3% -     100%              Decrease (11)
                                                .  Utilization rates            20% -      50%              Increase (12)
                                                .  Withdrawal rates           0.07% -      10%                      (13)
                                                .  Long-term equity          17.40% -      25%              Increase (14)
                                                  volatilities
                                                .  Nonperformance             0.10% -    0.67%              Decrease (15)
                                                  risk spread
                       ------------------------------------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Represents the risk quoted in basis points of a credit default event on the underlying instrument. The range being provided is a single quoted spread in the valuation model. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(9)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(10)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(11)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(12)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(13)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


(14)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                               -----------------------------------------------------------------------
                                                          Fixed Maturity Securities:
                                               -----------------------------------------------------------------------
                                                 U.S.         Foreign                                     Foreign
                                               Corporate     Corporate      RMBS       ABS      CMBS     Government
                                               ---------     ---------       ------     -----    -----   ----------
                                                                 (In millions)
Year Ended December 31, 2013:
Balance at January 1,.........................  $  233        $  306       $   48     $  72     $  11     $     2
Total realized/unrealized gains (losses)
  included in:
 Net income (loss): (1), (2)..................
   Net investment income......................     (1)            --           --         1        --          --
   Net investment gains (losses)..............      --           (3)           --        --        --          --
   Net derivative gains (losses)..............      --            --           --        --        --          --
 OCI..........................................     (9)             6            3       (2)        --          --
Purchases (3).................................      36            38           72        46        27          --
Sales (3).....................................    (19)          (28)          (3)       (9)       (3)         (2)
Issuances (3).................................      --            --           --        --        --          --
Settlements (3)...............................      --            --           --        --        --          --
Transfers into Level 3 (4)....................      26            11            1        --        --          --
Transfers out of Level 3 (4)..................    (92)          (22)          (4)      (13)        --          --
                                                ------        ------         ------     -----    -----    -------
Balance at December 31,.......................  $  174        $  308       $  117     $  95     $  35     $    --
                                                ======        ======         ======     =====    =====    =======
Changes in unrealized gains (losses) included
  in net income (loss): (5)
 Net investment income........................  $  (1)        $   --       $   --     $   1     $  --     $    --
 Net investment gains (losses)................  $   --        $   --       $   --     $  --     $  --     $    --
 Net derivative gains (losses)................  $   --        $   --       $   --     $  --     $  --     $    --

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                               -----------------------------------------------------------------------
                                               Equity Securities:                 Net Derivatives: (6)
                                               ------------------                 -------------------
                                                      Non-
                                                   redeemable                                                Net
                                                   Preferred        Short-term    Interest                Embedded
                                                     Stock          Investments     Rate      Credit   Derivatives (7)
                                               ------------------   -----------   --------    ------   ---------------
                                                                       (In millions)
Year Ended December 31, 2013:
Balance at January 1,.........................     $       1          $    --      $  53      $   1      $    2,679
Total realized/unrealized gains (losses)
  included in:
 Net income (loss): (1), (2)..................
   Net investment income......................            --               --         --         --              --
   Net investment gains (losses)..............            --               --         --         --              --
   Net derivative gains (losses)..............            --               --        (3)        (1)           (932)
 OCI..........................................            --               --       (34)         --              --
Purchases (3).................................            --               --         --         --              --
Sales (3).....................................           (1)               --         --         --              --
Issuances (3).................................            --               --         --         --              --
Settlements (3)...............................            --               --       (13)         --             109
Transfers into Level 3 (4)....................            --               --         --         --              --
Transfers out of Level 3 (4)..................            --               --         --         --              --
                                                   ---------          -------      -----      -----      ----------
Balance at December 31,.......................     $      --          $    --      $   3      $  --      $    1,856
                                                   =========          =======      =====      =====      ==========
Changes in unrealized gains (losses) included
  in net income (loss): (5)
 Net investment income........................     $      --          $    --      $  --      $  --      $       --
 Net investment gains (losses)................     $      --          $    --      $  --      $  --      $       --
 Net derivative gains (losses)................     $      --          $    --      $  --      $  --      $    (900)

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


                                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                  -----------------------------------------------------------------------
                                                             Fixed Maturity Securities:
                                                  -----------------------------------------------------------------------
                                                    U.S.         Foreign                                     Foreign
                                                  Corporate     Corporate     RMBS       ABS      CMBS      Government
                                                  ---------     ---------       -----     -----     -----   ----------
                                                                   (In millions)
Year Ended December 31, 2012:
Balance at January 1,............................  $  141        $  144       $  33     $  55     $  12      $     2
Total realized/unrealized gains (losses)
  included in:
 Net income (loss): (1), (2).....................
   Net investment income.........................      --            --          --        --        --           --
   Net investment gains (losses).................      --            --          --        --        --           --
   Net derivative gains (losses).................      --            --          --        --        --           --
 OCI.............................................       9            16           3         2        --           --
Purchases (3)....................................      75           121          19        26        --           --
Sales (3)........................................    (11)           (1)         (7)       (6)      (11)           --
Issuances (3)....................................      --            --          --        --        --           --
Settlements (3)..................................      --            --          --        --        --           --
Transfers into Level 3 (4).......................      27            26          --        --        10           --
Transfers out of Level 3 (4).....................     (8)            --          --       (5)        --           --
                                                   ------        ------         -----     -----     -----    -------
Balance at December 31,..........................  $  233        $  306       $  48     $  72     $  11      $     2
                                                   ======        ======         =====     =====     =====    =======
Changes in unrealized gains (losses) included in
  net income (loss): (5)
 Net investment income...........................  $   --        $   --       $  --     $  --     $  --      $    --
 Net investment gains (losses)...................  $   --        $   --       $  --     $  --     $  --      $    --
 Net derivative gains (losses)...................  $   --        $   --       $  --     $  --     $  --      $    --

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                               -----------------------------------------------------------------------
                                               Equity Securities:                 Net Derivatives: (6)
                                               ------------------                 -------------------
                                                      Non-
                                                   redeemable                                                Net
                                                   Preferred        Short-term    Interest                Embedded
                                                     Stock          Investments     Rate      Credit   Derivatives (7)
                                               ------------------   -----------   --------    ------   ---------------
                                                                       (In millions)
Year Ended December 31, 2012:
Balance at January 1,.........................      $      1          $    --      $  87      $   1       $  1,463
Total realized/unrealized gains (losses)
  included in:
 Net income (loss): (1), (2)..................
   Net investment income......................            --               --         --         --             --
   Net investment gains (losses)..............            --               --         --         --             --
   Net derivative gains (losses)..............            --               --          2         --          1,097
 OCI..........................................            --               --        (1)         --             --
Purchases (3).................................            --               --         --         --             --
Sales (3).....................................            --               --         --         --             --
Issuances (3).................................            --               --         --         --             --
Settlements (3)...............................            --               --       (35)         --            119
Transfers into Level 3 (4)....................            --               --         --         --             --
Transfers out of Level 3 (4)..................            --               --         --         --             --
                                                    --------          -------      -----      -----       --------
Balance at December 31,.......................      $      1          $    --      $  53      $   1       $  2,679
                                                    ========          =======      =====      =====       ========
Changes in unrealized gains (losses) included
  in net income (loss): (5)
 Net investment income........................      $     --          $    --      $  --      $  --       $     --
 Net investment gains (losses)................      $     --          $    --      $  --      $  --       $     --
 Net derivative gains (losses)................      $     --          $    --      $  --      $  --       $  1,114

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


                                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                  -----------------------------------------------------------------------
                                                             Fixed Maturity Securities:
                                                  -----------------------------------------------------------------------
                                                    U.S.         Foreign                                     Foreign
                                                  Corporate     Corporate     RMBS       ABS      CMBS      Government
                                                  ---------     ---------       -----     -----     -----   ----------
                                                                   (In millions)
Year Ended December 31, 2011:
Balance at January 1,............................  $  162        $   91       $  41     $  55     $   7      $     4
Total realized/unrealized gains (losses)
  included in:
 Net income (loss): (1), (2).....................
   Net investment income.........................      --            --          --        --        --           --
   Net investment gains (losses).................      --            --          --        --         1           --
   Net derivative gains (losses).................      --            --          --        --        --           --
 OCI.............................................      11           (3)          --         1        --           --
Purchases (3)....................................      34            70          10        49         7           --
Sales (3)........................................     (7)          (15)         (8)       (9)       (3)          (2)
Issuances (3)....................................      --            --          --        --        --           --
Settlements (3)..................................      --            --          --        --        --           --
Transfers into Level 3 (4).......................      --             3          --        --        --           --
Transfers out of Level 3 (4).....................    (59)           (2)        (10)      (41)        --           --
                                                   ------        ------         -----     -----     -----    -------
Balance at December 31,..........................  $  141        $  144       $  33     $  55     $  12      $     2
                                                   ======        ======         =====     =====     =====    =======
Changes in unrealized gains (losses) included in
  net income (loss): (5)
 Net investment income...........................  $   --        $   --       $  --     $  --     $  --      $    --
 Net investment gains (losses)...................  $   --        $   --       $  --     $  --     $  --      $    --
 Net derivative gains (losses)...................  $   --        $   --       $  --     $  --     $  --      $    --

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                               -----------------------------------------------------------------------
                                               Equity Securities:                 Net Derivatives: (6)
                                               ------------------                 -------------------
                                                      Non-
                                                   redeemable                                                Net
                                                   Preferred        Short-term    Interest                Embedded
                                                     Stock          Investments     Rate      Credit   Derivatives (7)
                                               ------------------   -----------   --------    ------   ---------------
                                                                       (In millions)
Year Ended December 31, 2011:
Balance at January 1,.........................      $      1          $     6      $(48)      $   1       $    786
Total realized/unrealized gains (losses)
  included in:
 Net income (loss): (1), (2)..................
   Net investment income......................            --               --         --         --             --
   Net investment gains (losses)..............           (1)               --         --         --             --
   Net derivative gains (losses)..............            --               --          9         --            534
 OCI..........................................             1               --        135         --             --
Purchases (3).................................            --               --         --         --             --
Sales (3).....................................            --              (6)         --         --             --
Issuances (3).................................            --               --         --         --             --
Settlements (3)...............................            --               --        (9)         --            143
Transfers into Level 3 (4)....................            --               --         --         --             --
Transfers out of Level 3 (4)..................            --               --         --         --             --
                                                    --------          -------      -----      -----       --------
Balance at December 31,.......................      $      1          $    --      $  87      $   1       $  1,463
                                                    ========          =======      =====      =====       ========
Changes in unrealized gains (losses) included
  in net income (loss): (5)
 Net investment income........................      $     --          $    --      $  --      $  --       $     --
 Net investment gains (losses)................      $    (1)          $    --      $  --      $  --       $     --
 Net derivative gains (losses)................      $     --          $    --      $  --      $  --       $    544

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(7)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                             December 31, 2013
                                             --------------------------------------------------
                                                          Fair Value Hierarchy
                                                      -----------------------------   Total
                                             Carrying                               Estimated
                                              Value     Level 1   Level 2   Level 3 Fair Value
                                             -------- --------- --------- --------- -----------
                                                               (In millions)
Assets
Mortgage loans.............................. $  1,826 $     --  $     --  $  1,940  $     1,940
Policy loans................................ $    151 $     --  $    114  $     39  $       153
Real estate joint ventures.................. $      8 $     --  $     --  $     10  $        10
Other limited partnership interests......... $     11 $     --  $     --  $     13  $        13
Other invested assets....................... $    250 $     --  $    270  $     --  $       270
Premiums, reinsurance and other receivables. $  5,337 $     --  $     --  $  5,744  $     5,744
Liabilities
PABs........................................ $  6,203 $     --  $     --  $  6,576  $     6,576
Long-term debt.............................. $     40 $     --  $     46  $     --  $        46
Other liabilities........................... $    191 $     --  $     30  $    161  $       191
Separate account liabilities................ $  1,196 $     --  $  1,196  $     --  $     1,196

                                                             December 31, 2012
                                             --------------------------------------------------
                                                          Fair Value Hierarchy
                                                      -----------------------------   Total
                                             Carrying                               Estimated
                                              Value     Level 1   Level 2   Level 3 Fair Value
                                             -------- --------- --------- --------- -----------
                                                               (In millions)
Assets
Mortgage loans.............................. $  1,678 $     --  $     --  $  1,855  $     1,855
Policy loans................................ $    130 $     --  $     95  $     38  $       133
Real estate joint ventures.................. $      7 $     --  $     --  $      9  $         9
Other limited partnership interests......... $     12 $     --  $     --  $     13  $        13
Other invested assets....................... $    126 $     --  $    161  $     --  $       161
Premiums, reinsurance and other receivables. $  5,387 $     --  $      2  $  6,195  $     6,197
Liabilities
PABs........................................ $  7,497 $     --  $     --  $  8,237  $     8,237
Long-term debt.............................. $     41 $     --  $     41  $     --  $        41
Other liabilities........................... $    169 $     --  $     13  $    156  $       169
Separate account liabilities................ $  1,030 $     --  $  1,030  $     --  $     1,030

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

   The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Other Invested Assets

   These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Fair Value (continued)


 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

   The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Long-term Debt

   The Company evaluates the specific terms, facts and circumstances of long-term debt to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Other Liabilities

   Other liabilities consist primarily of amounts due for securities purchased but not yet settled and funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

8. Long-term Debt

  The Company's long-term debt includes senior notes, issued to a third party, maturing in 2030 with a fixed interest rate of 7.03%. Principal and interest on the notes is paid quarterly. The outstanding balance of the notes was $40 million and $41 million at December 31, 2013 and 2012, respectively.

  The aggregate maturities of long-term debt at December 31, 2013 are $1 million in each of 2014, 2015, 2016 and 2017, $2 million in 2018 and $34 million thereafter.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Long-term Debt (continued)


  Interest expense related to the Company's indebtedness included in other expenses was $3 million for each of the years ended December 31, 2013, 2012 and 2011.

9. Equity

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratio for MLI-USA was in excess of 600% for all periods presented.

  MLI-USA prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of MLI-USA.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MLI-USA are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of MLI-USA, a Delaware domiciled insurer, was $209 million, $84 million and $178 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $1.9 billion and $1.7 billion at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Delaware Department of Insurance.

Dividend Restrictions

  Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MICC as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its net statutory gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a dividend to MICC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance (the "Delaware Commissioner") and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Equity (continued)

"unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013, 2012 and 2011, MLI-USA did not pay dividends to MICC. Because MLI-USA's statutory unassigned funds (surplus) were negative at December 31, 2013, MLI-USA cannot pay any dividends in 2014 without prior regulatory approval.

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI, net of income tax, was as follows:

                                                      Unrealized                       Foreign
                                                   Investment Gains     Unrealized    Currency
                                                   (Losses), Net of   Gains (Losses) Translation
                                                  Related Offsets (1) on Derivatives Adjustments  Total
                                                  ------------------- -------------- ----------- --------
                                                                       (In millions)
Balance at December 31, 2010.....................      $    158          $   (48)    $       --  $    110
OCI before reclassifications.....................           695               208           (1)       902
Income tax expense (benefit).....................         (243)              (73)            --     (316)
                                                  ------------------- -------------- ----------  --------
 OCI before reclassifications, net of income tax.           610                87           (1)       696
Amounts reclassified from AOCI...................             2               (9)            --       (7)
Income tax expense (benefit).....................           (1)                 4            --         3
                                                  ------------------- -------------- ----------  --------
 Amounts reclassified from AOCI, net of income
   tax...........................................             1               (5)            --       (4)
                                                  ------------------- -------------- ----------  --------
Balance at December 31, 2011.....................           611                82           (1)       692
OCI before reclassifications.....................           357                17           (1)       373
Income tax expense (benefit).....................         (124)               (6)            --     (130)
                                                  ------------------- -------------- ----------  --------
 OCI before reclassifications, net of income tax.           844                93           (2)       935
Amounts reclassified from AOCI...................          (26)               (1)            --      (27)
Income tax expense (benefit).....................             9                --            --         9
                                                  ------------------- -------------- ----------  --------
 Amounts reclassified from AOCI, net of income
   tax...........................................          (17)               (1)            --      (18)
                                                  ------------------- -------------- ----------  --------
Balance at December 31, 2012.....................           827                92           (2)       917
OCI before reclassifications.....................         (843)             (132)             2     (973)
Income tax expense (benefit).....................           295                46           (1)       340
                                                  ------------------- -------------- ----------  --------
 OCI before reclassifications, net of income tax.           279                 6           (1)       284
Amounts reclassified from AOCI...................           (9)               (6)            --      (15)
Income tax expense (benefit).....................             3                 2            --         5
                                                  ------------------- -------------- ----------  --------
 Amounts reclassified from AOCI, net of income
   tax...........................................           (6)               (4)            --      (10)
                                                  ------------------- -------------- ----------  --------
Balance at December 31, 2013.....................      $    273          $      2    $      (1)  $    274
                                                  =================== ============== ==========  ========

--------

(1)See Note 5 for information on offsets to investments related to insurance liabilities and DAC.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Equity (continued)


  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                                          Statement of Operations and
AOCI Components                                        Amounts Reclassified from AOCI Comprehensive Income (Loss) Location
-----------------------------------------------------  ----------------------------   ------------------------------------
                                                         Years Ended December 31,
                                                       ----------------------------
                                                         2013        2012      2011
                                                       ---------   --------- --------
                                                              (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains (losses)............ $       1   $      22 $    (7) Other net investment gains (losses)
  Net unrealized investment gains (losses)............         7           2        5 Net investment income
  Net unrealized investment gains (losses)............         1          --        2 Net derivative gains (losses)
  OTTI................................................        --           2      (2) OTTI on fixed maturity securities
                                                       ---------   --------- --------
   Net unrealized investment gains (losses),
    before income tax.................................         9          26      (2)
   Income tax (expense) benefit.......................       (3)         (9)        1
                                                       ---------   --------- --------
   Net unrealized investment gains (losses), net of
    income tax........................................ $       6   $      17 $    (1)
                                                       =========   ========= ========
Unrealized gains (losses) on derivatives - cash flow
 hedges:
  Interest rate swaps................................. $      --   $      -- $      1 Net derivative gains (losses)
  Interest rate forwards..............................         6           1        9 Net derivative gains (losses)
  Interest rate forwards..............................         1          --       -- Net investment income
  Foreign currency swaps..............................       (1)          --      (1) Net derivative gains (losses)
                                                       ---------   --------- --------
   Gains (losses) on cash flow hedges, before
    income tax........................................         6           1        9
   Income tax (expense) benefit.......................       (2)          --      (4)
                                                       ---------   --------- --------
   Gains (losses) on cash flow hedges, net of
    income tax........................................ $       4   $       1 $      5
                                                       =========   ========= ========
Total reclassifications, net of income tax............ $      10   $      18 $      4
                                                       =========   ========= ========

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)


10. Other Expenses

  Information on other expenses was as follows:

                                                    Years Ended December 31,
                                                  -----------------------------
                                                    2013      2012      2011
                                                  --------- --------- ---------
                                                          (In millions)
Compensation..................................... $     306 $     342 $     293
Commissions......................................       555       809     1,253
Volume-related costs.............................       129       149       162
Affiliated interest costs on ceded reinsurance...       155       211       211
Capitalization of DAC............................     (476)     (821)   (1,274)
Amortization of DAC..............................      (70)       838       701
Interest expense on debt and debt issuance costs.         3         3         3
Premium taxes, licenses and fees.................        45        52        56
Professional services............................        29        18        16
Rent and related expenses........................        27        30        25
Other............................................       336       297       242
                                                  --------- --------- ---------
 Total other expenses............................ $   1,039 $   1,928 $   1,688
                                                  ========= ========= =========

Capitalization and Amortization of DAC

  See Note 3 for additional information on DAC including impacts of capitalization and amortization.

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC include the impact of affiliated reinsurance transactions. See Notes 4, 8 and 13 for discussion of affiliated expenses included in the table above.

11. Income Tax

  The provision for income tax was as follows:

                                                    Years Ended December 31,
                                                    -----------------------
                                                      2013      2012   2011
                                                    ---------  ------ ------
                                                         (In millions)
     Current:
      Federal...................................... $    (89)  $ (80) $ (44)
     Deferred:
      Federal......................................        68     376    219
                                                    ---------  ------ ------
        Provision for income tax expense (benefit). $    (21)  $  296 $  175
                                                    =========  ====== ======

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Income Tax (continued)


  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                   Years Ended December 31,
                                                  ---------------------------
                                                    2013      2012     2011
                                                  --------- -------- --------
                                                         (In millions)
   Tax provision at U.S. statutory rate.......... $      50 $    353 $    232
   Tax effect of:
    Dividend received deduction..................      (59)     (48)     (45)
    Tax credits..................................       (9)      (6)      (7)
    Prior year tax...............................       (3)      (3)      (5)
    Tax-exempt income............................       (1)       --       --
    Other, net...................................         1       --       --
                                                  --------- -------- --------
      Provision for income tax expense (benefit). $    (21) $    296 $    175
                                                  ========= ======== ========

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                          December 31,
                                                      ---------------------
                                                         2013       2012
                                                      ---------- ----------
                                                          (In millions)
    Deferred income tax assets:
     Policyholder liabilities and receivables........ $      600 $       --
     Tax credit carryforwards........................         84         65
     Net operating loss carryforwards................         22         --
     Investments, including derivatives..............         --         52
                                                      ---------- ----------
       Total deferred income tax assets..............        706        117
    Deferred income tax liabilities:
     DAC.............................................      1,051        782
     Investments, including derivatives..............        619         --
     Net unrealized investment gains.................        149        495
     Policyholder liabilities and receivables........         --        223
                                                      ---------- ----------
       Total deferred income tax liabilities.........      1,819      1,500
                                                      ---------- ----------
         Net deferred income tax asset (liability)... $  (1,113) $  (1,383)
                                                      ========== ==========

  The following table sets forth the domestic net operating loss carryforwards for tax purposes at December 31, 2013.

                             Net Operating Loss Carryforwards
                             -------------------------------
                                Amount         Expiration
                             -------------  -----------------
                             (In millions)
                   Domestic.           $64  Beginning in 2028

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Income Tax (continued)


  Tax credit carryforwards of $84 million at December 31, 2013 will expire beginning in 2017.

  The Company participates in a tax sharing agreement with MetLife, as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates included $105 million, $138 million and $92 million at December 31, 2013, 2012 and 2011, respectively.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state or local income tax examinations in major taxing jurisdictions for years prior to 2003. The IRS audit cycle for the years January 1, 2003 through October 11, 2006, which began in April 2010, is expected to conclude in 2014. In 2012, the Company and the IRS completed and substantially settled the audit period October 12, 2006 through December 31, 2006. One issue not settled is under review at the IRS Appeals Division.

  It is not expected that there will be a material change in the Company's liability for unrecognized tax benefits in the next 12 months.

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                               Year Ended December 31, 2013
                                                                               ----------------------------
                                                                                      (In millions)
Balance at January 1,.........................................................        $          --
Additions for tax positions of prior years....................................                   14
Reductions for tax positions of prior years...................................                  (1)
Additions for tax positions of current year...................................                    1
Reductions for tax positions of current year..................................                  (1)
                                                                               ----------------------------
Balance at December 31,.......................................................        $          13
                                                                               ============================
Unrecognized tax benefits that, if recognized would impact the effective rate.        $          13
                                                                               ============================

  There were no unrecognized tax benefits at December 31, 2012 and 2011.

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

  Interest was as follows:

                                                                  Year Ended December 31, 2013
                                                                  ----------------------------
                                                                         (In millions)
Interest recognized in the consolidated statements of operations.                   $        1

                                                                           December 31, 2013
                                                                           -----------------
                                                                             (In millions)
Interest included in other liabilities in the consolidated balance sheets.        $        1

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Income Tax (continued)


  There was no interest recognized in the consolidated statements of operations for the years ended December 31, 2012 and 2011. There was no interest included in other liabilities in the consolidated balance sheets at December 31, 2012.

  The Company had no penalties for the years ended December 31, 2013, 2012 and 2011.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2013 and 2012, the Company recognized an income tax benefit of $70 million and $52 million, respectively, related to the separate account DRD. The 2013 benefit included a benefit of $11 million related to a true-up of the 2012 tax return. The 2012 benefit included a benefit of $4 million related to a true-up of the 2011 tax return.

12. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

  Unclaimed Property Inquiries

    In April 2012, MetLife, for itself and on behalf of entities including MLI-USA, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. On November 14, 2012, the West Virginia Treasurer filed an action against MLI-USA, alleging that MLI-USA violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties West Virginia ex rel. John D. Perdue v. MetLife Investors USA Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-363). On December 30, 2013, the court granted defendants' motion to dismiss the West Virginia Treasurer's action. The Treasurer has filed a notice to appeal the dismissal order. At least one other jurisdiction is pursuing a similar market conduct examination. It is possible that other jurisdictions may pursue similar examinations, audits, or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Contingencies, Commitments and Guarantees (continued)


  Sales Practices Claims

    Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

    Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Contingencies, Commitments and Guarantees (continued)


  Assets and liabilities held for insolvency assessments were as follows:

                                                                  December 31,
                                                               ------------------
                                                                 2013     2012
                                                               -------- ---------
                                                                 (In millions)
Other Assets:
 Premium tax offset for future undiscounted assessments....... $      4 $       6
 Premium tax offsets currently available for paid assessments.        3         1
                                                               -------- ---------
                                                               $      7 $       7
                                                               ======== =========
Other Liabilities:
 Insolvency assessments....................................... $      5 $      13
                                                               ======== =========

Commitments

 Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $483 million and $446 million at December 31, 2013 and 2012, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $61 million and $59 million at December 31, 2013 and 2012, respectively.

 Commitments to Fund Private Corporate Bond Investments

   The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $38 million and $72 million at December 31, 2013 and 2012, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations

                    MetLife Investors USA Insurance Company
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Contingencies, Commitments and Guarantees (continued)

are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2013 and 2012.

13. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses incurred with affiliates related to these agreements, recorded in other expenses, were $1.4 billion, $1.5 billion and $1.7 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $182 million, $150 million and $115 million for the years ended
December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $153 million, $133 million and $97 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company had net payables to affiliates, related to the items discussed above, of $235 million and $129 million at December 31, 2013 and 2012, respectively.

  See Notes 4 and 5 for additional information on related party transactions.

14. Subsequent Event

  The Company has evaluated events subsequent to December 31, 2013, through April 8, 2014, which is the date these consolidated financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

PART C.  OTHER INFORMATION

ITEM 26. EXHIBITS




        (a)          Resolution of the Board of Directors of MetLife Investors USA effecting the establishment of MetLife Investors USA Variable Life Account A 3
        (b)          None
        (c)  (i)     Principal Underwriter's and Selling Agreement (January 1, 2001) 2
             (ii)    Amendment to Principal Underwriter's and Selling Agreement (January 1, 2002) 2
             (iii)   Form of Retail Sales Agreement 4
             (iv)    Enterprise Selling Agreement dated February 2010 10
             (v)     Enterprise Selling Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 13
        (d)  (i)     Flexible Premium Variable Life Policy 7
             (ii)    Riders: Acceleration of Death Benefit Rider, Accidental
                     Death Benefit Rider, Children's Term Insurance Rider,
                     Guaranteed Minimum Death Benefit Rider, Guaranteed Survivor
                     Income Benefit Rider, Option to Purchase Additional
                     Insurance Coverage Rider, Option to Purchase Long-Term Care
                     Insurance Rider, Overloan Protection Rider, Waiver of
                     Monthly Deduction Rider, Waiver of Specified Premium Rider 7
        (e)          Enterprise Application for Policy 7
        (f)  (i)     Restated Articles of Incorporation of the Company 2
             (ii)    By-laws of the Company 2
             (iii)   Certificate of Amendment of Certificate of Incorporation
                     filed 10/01/79; Certificate of Change of Location of
                     Registered Office and/ or Registered Agent 2/8/80;
                     Certificate of Amendment of Certification on Incorporation
                     4/26/83; Certificate of Amendment of Certificate of
                     Incorporation 10/19/84; Certificate of Amendment of
                     Certificate of Incorporation 6/13/94; Certificate of
                     Amendment of Certificate of Incorporation of Security First
                     Life Insurance Company (name change to MetLife Investors
                     USA Insurance Company) 12/18/00. 2
        (g)  (i)     Reinsurance Agreement between MetLife Investors USA Insurance Company and
                     Metropolitan Life Insurance Company 1
             (ii)    Automatic Reinsurance Agreement between MetLife Investors USA Insurance Company and Exeter Reassurance Company, Ltd.1
             (iii)   Reinsurance Agreements 12
             (iv)    Reinsurance Contract Amendments 16
        (h)  (i)     Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisors,
                     LLC, MetLife Investors Distribution Company and MetLife Investors USA Insurance
                     Company (8/31/07) 6
             (ii)    Participation Agreement among Met Investors Series Trust, Met Investors Advisory
                     Corp, MetLife Investors Distribution Company and MetLife Investors USA Insurance
                     Company 2
             (iii)   Participation Agreement between American Funds Insurance Series, Capital Research and Management Company and MetLife Investors USA Insurance Company dated April 30,
                     2003 5
             (iv)    Participation Agreement between Franklin Templeton Variable Insurance Products
                     Trust, Franklin/Templeton Distributors, Inc. and MetLife Investors USA Insurance
                     Company dated November 1, 2005 5
             (v)     First & Second Amendments to the Participation Agreement between Met Investors
                     Series Trust and MetLife Investors USA Insurance Company 9
             (vi)    Amendment to the Participation Agreement between American Funds Insurance Series,
                     Capital Research and Management Company and MetLife Investors USA Insurance
                     Company 8
             (vii)   Amendment to Participation Agreement between American Funds Insurance Series,
                     Capital Research and Management Company and MetLife Investors USA Insurance
                     Company 11
             (viii)  Amdendments to the Participation Agreements with Met Investors Series Trust and
                     Metropolitan Series Fund, Inc. effective April 30, 2010. 12
             (ix)    Amendment No.1 to the Participation Agreement with Franklin Templeton Variable
                     Insurance Products Trust effective April 30, 2007 14
             (x)     Amendment to the Participation Agreement with Franklin Templeton Variable Insurance
                     Products Trust effective August 16, 2010 11
             (xi)    Addendum to the Participation Agreement with Franklin Templeton Variable Insurance
                     Products Trust effective May 1, 2011 15
             (xii)   Amendment to the Participation Agreement with Franklin Templeton Variable Insurance
                     Products Trust as of January 15, 2013 16
        (i)          None
        (j)          None
        (k)          Opinion and Consent of Richard C. Pearson as to the legality of the securities being registered 8


        (l)          Actuarial Consent (Filed herewith)
        (m)          Calculation Exhibit (Filed herewith)
        (n)          Consent of Independent Registered Public Accounting Firm (Filed herewith)
        (o)          None
        (p)          None
        (q)          None
        (r)  (i)     Powers of Attorney 16

             (ii)    Powers of Attorney for Kumar Das Gupta and Dina R. Lumerman (Filed herewith)



1 Incorporated herein by reference to Post-Effective Amendment No. 4 to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File Nos. 333-54464 and 811-03365) filed April 30, 2003.

2 Incorporated herein by reference to Post-Effective Amendment No. 6 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File Nos. 333-54464 and 811-03365) filed on July 15, 2004.


3 Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File 333-131665) filed on February 8, 2006.

4 Incorporated herein by reference to Post-Effective Amendment No. 19 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54464 and 811-03365) as filed on April 24, 2006.

5 Incorporated herein by reference to Post-Effective Amendment No. 1 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-125756) filed on April 24, 2006.

6 Incorporated herein by reference to Post-Effective Amendment No. 26 to the MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54464) filed on October 31, 2007.

7 Incorporated herein by reference to the Account's Registration Statement on Form N-6 (File No. 333-147509) filed on November 19, 2007.

8 Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Account's Registration Statement on Form N-6 (File No. 333-147509) filed April 4, 2008.

9 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-6 (File No. 333-147509) filed April 22, 2009.

10 Incorporated herein by reference to Post-Effective Amendment No. 35 to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-54466) filed April 22, 2010.

11 Incorporated herein by reference to Post-Effective Amendment No. 8 to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-137968) filed on April 21, 2011.

12 Incorporated herein by reference Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-6 (File No. 333-147509) filed April 13, 2012.

13 Incorporated herein by reference to Post-Effective Amendment No. 12 to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-176374) filed April 10, 2013.

14 Incorporated herein by reference to Post-Effective Amendment No. 4 to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No 333-137968) filed October 31, 2007.

15 Incorporated herein by reference to MetLife Investors USA Separate Account A's Registration Statement on Form N-4 (File No. 333-179239) filed
     January 30, 2012.

16 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-6 (File No. 333-147509) filed April 12, 2013.


ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable life insurance contracts offered by the Registrant and the executive officers of the Company:


Name and Principal Business Address                       Positions and Offices with Depositor
-------------------------------------------------------   ------------------------------------

Eric T. Steigerwalt                                       Chairman of the Board, President and Chief Executive
Metropolitan Life Insurance Company                       Officer and a Director
11225 North Community House Road
Charlotte, NC 28277

Susan A. Buffum                                           Director
Metropolitan Life Insurance Company
10 Park Avenue
Morristown, NJ 07962

Kumar Das Gupta                                           Director
Metropolitan Life Insurance Company
11225 North Community House Road
Charlotte, NC 28277

Elizabeth M. Forget                                       Director and Executive Vice President
Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, NY 10036

Jay S. Kaduson                                            Director and Vice President
Metropolitan Life Insurance Company
11225 North Community House Road
Charlotte, NC 28277

Stephen M. Kessler                                        Director
Metropolitan Life Insurance Company
300 Davidson Avenue
Somerset, NJ 08873

Lisa S. Kuklinski                                         Director and Vice President
Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, NY 10036

Dina R. Lumerman                                          Director
Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, NY 10036

Peter M. Carlson                                          Executive Vice President and Chief Accounting Officer
Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, NY 10036

James J. Reilly                                           Vice President - Finance
Metropolitan Life Insurance Company
One Financial Center
Boston, MA 02111

Name and Principal Business Address                       Positions and Offices with Depositor
-------------------------------------------------------   ------------------------------------

John P. Kyne, III                                         Vice President, Compliance
Metropolitan Life Insurance Company
11225 North Community House Road
Charlotte, NC 28277

Marlene B. Debel                                          Treasurer
Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, NY 10036


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

     The Registrant is a separate account of MetLife Investors USA Insurance Company under Delaware insurance law. MetLife Investors USA Insurance
Company is a wholly-owned subsidiary of MetLife Insurance Company of Connecticut which is a direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2013

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2013. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile) - 70.4345328853% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.01% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 99.9% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) MetLife Chile Acquisition Co. S.A. (Chile) - 45% of MetLife Chile Acquisition Co. S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 45% is owned by Inversiones MetLife Holdco Tres Limitada and 10% is owned by MetLife Chile Inversiones Limitada.

                  i) Inversiones Previsionales S.A. (Chile) - 99.999% of Inversiones Previsionales S.A. is owned by MetLife Chile Acquisition Co. S.A. and 0.001% is owned by Inversiones MetLife Holdco Tres Limitada.

                        aa) AFP Provida S.A. (Chile) - 51.62% of AFP Provida S.A. is owned by Inversiones Previsionales S.A., 21.97% is owned indirectly (by means of ADR) by MetLife Chile Acquisition Co. S.A., 17.79% is owned directly by MetLife Chile Acquisition Co. S.A. and the remainder is owned by third parties.

                              1) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A. and 0.01% by Inversiones Previsionales S.A.

                                    ii)   AFP Genesis Administradora de Fondos y
                                          Fidecomisos S.A. (Ecuador) - 99.9997%
                                          of AFP Genesis Administradora de
                                          Fondos y Fidecomisos S.A. is owned by
                                          Provida Internacional S.A. and 0.0003%
                                          is owned by Inversiones Previsionales
                                          S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.9% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by ITAS.

F.    MetLife Securities, Inc. (DE)

G.    Enterprise General Insurance Agency, Inc. (DE)

H.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

I.    MetLife Investors Insurance Company (MO)

J.    First MetLife Investors Insurance Company (NY)

K.    Newbury Insurance Company, Limited (DE)

L.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

M.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros S.A. (Argentina)- 79.3196% is owned by MetLife International Holdings, Inc., 2.6753% is owned by Natiloportem Holdings, Inc., 16.2046% by ALICO and 1.8005% by ITAS.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.662% is owned by MetLife International Holdings, Inc., 33.337% is owned by MetLife Worldwide Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.00002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 95.5883% is owned by MetLife International Holdings, Inc., 3.1102% is owned by Natiloportem Holdings, Inc., 1.3014% by ALICO and 0.0001% by ITAS.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b) MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury Limited and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de
                                    C.V.(Mexico) - 99% is owned by MetLife
                                    Mexico S.A. and 1% is owned by MetLife
                                    Mexico Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited) (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

                        e)    Bolpyr S.A. (Uruguay)

      17.   MetLife Asia Pacific Limited (Hong Kong)

N.    Metropolitan Life Insurance Company (MLIC) (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office LLC (DE) - 73.0284% of Mansell Office LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

            c) Mansell Retail LLC (DE) - 73.0284% of Mansell Retail LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetLife RC SF Member, LLC (DE)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC (DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF in which MetLife Capital Limited Partnership has 100% beneficial interest.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42.   ML Bridgeside Apartments LLC (DE)

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 12.07% is owned by MetLife Investors USA Insurance Company, 15.17% is owned by MetLife Insurance Company of Connecticut and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

            a) 1201 TAB Owner, LLC (DE) - 50% of 1201 TAB Owner, LLC is owned by Metlife 1201 TAB Member, LLC and the remainder is owned by a third party. Metlife 1201 TAB Manager, LLC is the manager of 1201 TAB Owner, LLC.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

      60.   Ashton Judiciary Square, LLC (DE)

      61. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      62. 1900 McKinley Properties, LP (DE) - 99.9% LP interest of 1900 McKinley Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      63.   Marketplace Residences, LLC (DE)

      64.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      65.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      66.   Haskell East Village, LLC (DE)

      67. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 16.9% by MetLife Investors USA Insurance Company and 12.071% by MetLife Insurance Company of Connecticut.

      68.   ML Terraces, LLC (DE)

      69.   Chestnut Flats Wind, LLC (DE)

      70.   MetLife 425 MKT Member, LLC (DE)

      71.   MetLife OFC Member, LLC (DE)

            a) OFC Boston, LLC (DE) - 52.5% of OFC Boston, LLC is owned by MetLife OFC Member, LLC and 47.5% is owned by a third party.

                 i)   OFC REIT, LLC (DE)

                      1)   Dewey Square Tower Associates, LLC (MA)

      72. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investors, LLC is owned by MLIC and 15% is owned by MICC.

      73. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MICC.

      74. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 5.762% by MLI USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

            a) ML - AI Venture 1, LLC (DE) - 51% of ML-AI Venture 1, LLC is owned by ML-AI MetLife Member 1, LLC and 49% is owned by a third party. MetLife Investment Management, LLC is the asset manager.

                 i)   ML-AI 125 Wacker, LLC (DE)

      75.   MetLife CB W/A, LLC (DE)

      76. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MICC.

O.    MetLife Capital Trust IV (DE)

P. MetLife Insurance Company of Connecticut (MICC) (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (MLI USA) (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

Q.    MetLife Reinsurance Company of South Carolina (SC)

R.    MetLife Investment Management, LLC (DE)

      1.   MetLife International PE Fund I GP LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.5935% of the Limited Partnership interests of this entity is owned by MetLife Alico Life Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company of Connecticut owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     aa) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC holds the following single-property limited liability companies: MCP 7 Riverway, LLC, MCP SoCal Industry- Redondo, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernado, LLC, MCP SoCal Industrial-Canyon, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms Doral, LLC, MCP Waterfront Atrium, LLC, MCP EnV Chicago, LLC,MCP 100 Congress, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest, LLC and MCP Ashton South End, LLC

S.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

T.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

U.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

V.    MetLife Capital Trust X (DE)

W.    Cova Life Management Company (DE)

X.    MetLife Reinsurance Company of Charleston (SC)

Y.    MetLife Reinsurance Company of Vermont (VT)

Z.    Delaware American Life Insurance Company (DE)

AA.   Federal Flood Certification LLC (TX)

AB.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.9788% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii) ALICO European Holdings Limited (Ireland)

                       aa) ZAO Maser D (Russia)

                           1) ZAO ALICO Insurance Company (Russia) - 51% of ZAO
                              ALICO Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding Company II GmbH.

                   ii) MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland) - 93% of MetLife
                           Europe Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)- 93% of
                           MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.001% is owned by Natilportem Holdings, Inc.

                       ii) MetLife Solutions S.A.S. (France)

                       jj) Metlife Biztosito Zrt. (Hungary)

                           1) First American-Hungarian Insurance Agency Limited
                              (Hungary)

                       kk) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by International Technical and Advisory Services Limited.

                           1) ALICO Societate de Administrare a unui Fond de
                              Pensii Administrat Privat S.A. (Romania) -
                              99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

                           2) Metropolitan Training and Consulting S.R.L.
                              (Romania)

                           3) APF Societate de Administrare a Fondurilor De
                              Pensii Facultative (APF) (Romania) - 99.99% of APF is owned by Metropolitan Life Asigurari S.A. and 0.01% is owned by ITAS Limited.

                       ll) MetLife AMSLICO poist'ovna, a.s. (Slovakia)

                           1) ALICO Services Central Europe s.r.o. (Slovakia)

                           2) ALICO Funds Central Europe sprav. spol., a.s.
                              (Slovakia)

                       mm) MetLife pojist'ovna a.s. (Czech Republic)

                       nn) AMPLICO Life-First American Polish Life Insurance &
                           Reinsurance Company, S.A. (Poland)

                           a) Amplico Services Sp z.o.o. (Poland)

                           b) AMPLICO Towartzystwo Funduszky Inwestycyjnych,
                              S.A. (Poland)

                           c) AMPLICO Powszechne Towartzystwo Emerytalne S.A.
                              (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by MetLife EU Holding Company Limited.

                       oo) MetLife Holdings (Cyprus) Limited (Cyprus)

                           a) American Life Insurance Company (Cyprus) Limited
                              (Cyprus)

                       pp) ALICO Bulgaria Zhivotozastrahovatelno Druzhestvo EAD
                           (Bulgaria)

                       qq) MetLife Alico Life Insurance Company S.A. (Greece)

                           a) ALICO Mutual Fund Management Company (Greece) -
                              90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      5.    International Investment Holding Company Limited (Russia)

      6. MetLife Akcionarsko Drustvo za Zivotno Osiguranje (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by International Technical and Advisory Services Limited.

      7.    ALICO Management Services Limited (United Kingdom)

      8.    ZEUS Administration Services Limited (United Kingdom)

      9. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      10. PJSC ALICO Ukraine (Ukraine) - 99.9988% of PJSC ALICO Ukraine is owned by ALICO 0.0006% is owned by International Technical and Advisory Services Limited and the remaining 0.0006% is owned by Borderland Investment Limited.

      11.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      12. International Technical and Advisory Services Limited (ITAS) (USA-Delaware)

      13.   ALICO Operations Inc. (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      14. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.9899823% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100106% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      15.   MetLife Mas, S.A. de C.V. (Mexico) - 99.9997546% of MetLife Mas,
            SA de CV is owned by ALICO and 0.0002454% is owned by International Technical and Advisory Services Limited.

      16. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      17. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      18.   Alpha Properties, Inc. (USA-Delaware)

      19.   Beta Properties, Inc. (USA-Delaware)

      20.   Delta Properties Japan, Inc. (USA-Delaware)

      21.   Epsilon Properties Japan, Inc. (USA-Delaware)

      22.   Iris Properties, Inc. (USA-Delaware)

      23.   Kappa Properties Japan, Inc. (USA-Delaware)

AC.   MetLife Global Benefits, Ltd. (Cayman Islands)

AD. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.999338695% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.00065469% is owned by MetLife International Holdings, Inc. and 0.000006613% is owned by Natiloportem.

AE.   MetLife Consumer Services, Inc. (DE)

AF.   MetLife Reinsurance Company of Delaware (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter, as well as certain other subsidiaries of MetLife, Inc. are covered. A provision in MetLife, Inc's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. The foregoing sentence notwithstanding, if the Delaware General Corporation Law hereafter is amended to authorized further limitations of the liability of a director of a corporation, then a director of the corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article 7 by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS


     (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

Met Investors Series Trust
Metropolitan Series Fund
First MetLife Investors Variable Annuity Account One
General American Separate Account Two
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
MetLife of CT Fund UL for Variable Life Insurance
MetLife of CT Fund UL III for Variable Life Insurance
MetLife of CT Separate Account Eleven for Variable Annuities
MetLife of CT Separate Account QPN for Variable Annuities
MetLife Investors Variable Annuity Account One
MetLife Investors Variable Life Account One
MetLife Investors USA Separate Account A
MetLife Investors USA Variable Life Account A
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Separate Account One
Metropolitan Tower Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
New England Variable Annuity Separate Account
New England Variable Life Separate Account
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
Separate Account No. 13S

     (b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York, NY 10036.




Name and Principal Business Office                      Positions and Offices with Underwriter
------------------------------------                    ---------------------------------------
Elizabeth M. Forget                                     Director and President
Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, NY 10036

Paul A. LaPiana                                         Director and Executive Vice President,
Metropolitan Life Insurance Company                     National Sales Manager- Life
11225 North Community House Road
Charlotte, NC 28277

Jay S. Kaduson                                          Senior Vice President
Metropolitan Life Insurance Company
11225 North Community House Road
Charlotte, NC 28277

Andrew G. Aiello                                        Senior Vice President,
Metropolitan Life Insurance Company                     Channel Head-National Accounts
11225 North Community House Road
Charlotte, NC 28277

John P. Kyne, III                                       Vice President, Compliance
Metropolitan Life Insurance Company
11225 North Community House Road
Charlotte, NC 28277

John G. Martinez                                        Vice President and Chief Financial Officer
Metropolitan Life Insurance Company
18210 Crane Nest Drive
Tampa, FL 33647

Marlene B. Debel                                        Treasurer
Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, NY 10036

     (c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



                                                           (3)
                                   (2)               Compensation on                                     (5)
          (1)                Net Underwriting      Events Occasioning             (4)
   Name of Principal          Discounts and        the Deduction of a                                   Other
      Underwriter              Commissions         Deferred Sales Load   Brokerage Commissions      Compensation
   -----------------         ----------------      -------------------   ---------------------      ------------

MetLife Investors
Distribution Company            $50,817,515                 $0                     $0                     $0


Commissions are paid by the Company directly to agents who are registered representatives of broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:



     (a)      Registrant


     (b)      MetLife Investors USA Insurance Company
              11225 North Community House Road
              Charlotte, NC 28277

     (c)      MetLife Investors Distribution Company
              1095 Avenue of the Americas
              New York, NY 10036

     (d)      Metropolitan Life Insurance Company
              200 Park Avenue
              New York, New York 10066


ITEM 32. MANAGEMENT SERVICES

         Not applicable

ITEM 33. FEE REPRESENTATION

     MetLife Investors USA Insurance Company represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by MetLife Investors USA Insurance Company.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MetLife Investors USA Variable Life Account A, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 9th day of April, 2014.


                                           MetLife Investors USA Variable
                                           Life Account A

                                           By:  MetLife Investors USA
                                                Insurance Company

                                           By:  /s/ Robert L. Staffier, Jr.
                                           -------------------------------------
                                                   Robert L. Staffier, Jr.
                                                   Vice President

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MetLife Investors USA Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 9th day of April, 2014.


                                     MetLife Investors USA Insurance Company

                                     By:  /s/ Robert L. Staffier, Jr.
                                     -------------------------------------------
                                             Robert L. Staffier, Jr.
                                             Vice President


   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated, on April 9, 2014.



               SIGNATURE                                TITLE
               ---------                                -----

                   * Chairman of the Board, President and ------------------------------------- Chief Executive Officer and a Director
          Eric T. Steigerwalt

                   *                           Vice President, Finance
 -------------------------------------
            James J. Reilly

                   *                                  Director
 -------------------------------------
            Susan A. Buffum

                   *                                  Director
 -------------------------------------
            Kumar Das Gupta

                   *                    Director and Executive Vice President
 -------------------------------------
          Elizabeth M. Forget

                   *                         Director and Vice President
 -------------------------------------
            Jay S. Kaduson

                   *                                  Director
 -------------------------------------
          Stephen M. Kessler

                   *                         Director and Vice President
 -------------------------------------
           Lisa S. Kuklinski

                   *                                  Director
 -------------------------------------
           Dina R. Lumerman

                   *                     Executive Vice President and Chief
 -------------------------------------           Accounting Officer
           Peter M. Carlson



By:    /s/ John E. Connolly, Jr.
     ------------------------------
     John E. Connolly, Jr., Esq.
     Attorney-in-fact


* Executed by John E. Connolly, Jr., Esq. on behalf of those indicated pursuant to Powers of Attorney filed herewith and with Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-6 (File No. 333-147509) filed April 12, 2013.

                                 Exhibit Index


(l)     Actuarial Opinion and Consent
(m)     Calculation Exhibit
(n)     Consent of Independent Registered Public Accounting Firm
(r)(ii) Powers of Attorney